SOUTHERN UNION SAVINGS PLAN
(Restatement Effective Date:  January 1, 2008)

TABLE OF CONTENTS

Page

PREAMBLE 1...1

ARTICLE 1
NAME AND PURPOSE OF THE PLAN ...1

1.1	Name ...	1
1.2
Effective Date ...1

1.3
Purposes of the Plan ...1

1.4
Intent ...2

1.5
Exclusive Benefit of Employees ...2

ARTICLE 2
DEFINITIONS ...2

2.1
415 Compensation ...2

2.2
Accounts ...3

(a)
Deposit Account ...3

(b)
Employer Contributions Account ...3

(c)
Prior Employer Contributions Account ...4

(d)
Prior Plan Account ...4

(1)
After-Tax Employee Contribution Subaccount ...4

(2)
Employer Contribution Subaccount ...4

(e)
Retirement Power Account ...4

(f)
Rollover Contribution Account ...4

(1)
Tax-Deferred Rollover Contribution Subaccount ...4

(2)
Roth Rollover Contribution Subaccount ...4

(3)
After-Tax Rollover Contribution Subaccount ...5

(g)
Roth Account ...5

(h)
Sid Richardson Pre-July 1, 2001 Employer Contributions Account ...5

(i)
Sid Richardson Safe Harbor Matching Contributions Account ...5

(j)
Tax-Deferred Account ...5

2.3
Annual Additions ...5

2.4
Authorized Leave of Absence ...5

2.5
Bass Plan ...6

2.6
Beneficiary ...6

2.7
Board ...6

2.8
Break in Service ...6

2.9
Code ...6

2.10
Committee ...6

2.11
Company ...6

2.12
Compensation ...6

2.13
Designated Investment Alternatives ...7

2.14
Disability ...7

2.15
DOL ...7

i

        2.16         Early Retirement Age ...7
2.17
Eligible Spouse ...7

2.18
Employee ...7

2.19
Employee Company Stock Fund ...7

2.20
Employer ...8

2.21
Employer Company Stock Fund ...8

2.22
Employer Securities Acquisition Loan ...8

2.23
ERISA ...8

2.24
ESOP Contributions ...8

2.25
Fall River Plans ...8

2.26
Five Percent Owner ...8

2.27
Forfeiture ...8

2.28
Highly Compensated Participant ...9

2.29
Hours of Service ...9

2.30
Income ...10

2.31
IRA ...10

2.32
MGE Division ...10

2.33
Non-ESOP Contributions ...10

2.34
Normal Retirement Age ...10

2.35
Participant ...10

(a)
Affected Corporate Participants ...10

(b)
Affected Pennsylvania Participants ...11

(c)
Affected Plan A Participants ...11

(d)
Corporate Participants ...11

(e)
Fall River Non-Union Participants ...11

(f)
Fall River Participants ...11

(g)
Fall River Union Participants ... 11

(h)
Keystone Participants ...11

(i)
MGE Non-Union Participants ...11

(j)
MGE Participants ...11

(k)
MGE Union Participants ...12

(l)
Panhandle Energy Participants ...12

(m)
PG Energy IBEW Participants ...12

(n)
PG Energy Non-Union Participants ...12

(o)
PG Energy Participants ...12

(p)
PG Energy UWUA Participants ...12

(q)
Providence Participants ...12

(r)
SUG Participants ...12

(s)
SU Gas Participants ...12

(t)
Valley Participants, Valley Non-Union Participants and Valley Union Participants ...12

2.36
Pennsylvania Division Plan ...13

2.37
Plan ...13

2.38
Plan A ...13

2.39
Plan B ...13

2.40
Plan Year ...13

        2.41         Providence Plan ...13
2.42
Retirement Power Contributions ...13

(a)
Participant-Directed Retirement Power Contributions ...13

(b)
Other Retirement Power Contributions ...13

2.43
Trust (or Trust Fund) ...13

2.44
Trust Agreement ...13

2.45
Trustee ...13

2.46
Valley Plan ...13

2.47
Valuation Dates ...14

2.48
Vesting Service ...14

ARTICLE 3
ELIGIBILITY, PARTICIPATION AND SERVICE ...14

3.1
Eligibility and Participation ...14

3.2
Vesting Service ...14

(a)
General Rule ...15

(1)
Employment Commencement (or Recommencement) Before January 1, 2003 ...15

(2)
Employment Commencement (or Recommencement) On or After January 1, 2003 ...15

(b)
PG Energy Participants ...15

(c)
Valley Participants ...16

(d)
Fall River Participants and Providence Participants ...16

(e)
Panhandle Energy Participants ...16

(f)
SU Gas Participants ...16

3.3
Cessation of Participation and Service ...17

3.4
Participation Upon Reemployment ...17

3.5
Service Upon Reemployment ...17

3.6
Veterans’ Reemployment Rights ...18

ARTICLE 4
CONTRIBUTIONS AND FORFEITURES ...18

4.1
Employer Contributions ...18

(a)
Salary Reduction Contributions ...18

(b)
Employer Matching Contributions ...18

(1)
Corporate Participants and MGE Non-Union Participants ...18

(2)
Fall River Participants and PG Energy Participants ...18

(3)
MGE Union Participants ...19

(4)
Panhandle Energy Participants ...19

(5)
SU Gas Participants ...19

(c)
Retirement Power Contributions ...19

(d)
Contributions and Profits ...20

4.2
Participant Salary Reduction Agreements ...20

(a)
Salary Reduction Agreements ...20

(b)
Terms Governing Salary Reduction Agreements ...21

4.3
Employee After-Tax Contributions ...22

4.4
Disposition of Forfeitures ...22

4.5
Rollover Amount From Other Plans ...23

        4.6           Limitation on Salary Reduction Contributions ...24
4.7
Limitation on Employer Matching and Employee After-Tax Contributions ...25

4.8
Employer Securities Acquisition Loans ...26

(a)
Employer Securities Acquisition Loan Provisons ...26

(b)
Terms Governing Employer Securities Acquisition Loans ...27

4.9
Dividends on Shares of Southern Union Company Common Stock ...28

4.10
Construction ...28

ARTICLE 5
ALLOCATIONS TO PARTICIPANTS’ ACCOUNTS ...28

5.1
Individual Accounts ...28

5.2
Account Adjustments ...29

(a)
Income ...29

(b)
Salary Reduction Contributions ...29

(c)
Employer Matching Contributions and Forfeitures ...29

(d)
Employee After-Tax Contributions ...29

5.3
Maximum Additions ...29

5.4
Top-Heavy Provisions ...31

(a)
Determination of Top-Heavy Status ...31

(b)
Minimum Allocations ...31

(c)
Nonduplication of Minimum Allocations ...32

(d)
Definitions ...32

(1)
Aggregate Account ...32

(2)
Aggregation Group ...33

(3)
Determination Date ...33

(4)
Key Employee ...33

(5)
Non-Key Employee ...34

(6)
Present Value of Accrued Benefits ...34

(7)
Top-Heavy Group ...34

5.5
Investment of Contributions ...34

(a)
Designated Investment Alternatives ...34

(b)
Information about Designated Investment Alternatives ...35

(c)
Investment Instructions ...35

(d)
Employee Company Stock Fund and Employer Company Stock Fund ...35

(e)
Diversification ...36

(f)
Procedures ...36

ARTICLE 6
BENEFITS ...36

6.1
Retirement or Disability ...37

6.2
Death ...37

6.3
Termination for Other Reasons ...37

6.4
Payment of Benefits ...39

(a)
Election ...39

(b)
Form of Payment ...39

(c)
Time of Payment ...40

(1)
General ...40

           (2)           Election for Earlier Payment ...40
(3)
Election for Deferred Payment ...40

(d)
Latest Distribution Dates ...40

(e)
Cashout Distributions ...41

6.5
Designation of Beneficiary ...41

(a)
Designation Procedure ...41

(b)
Spousal Consent ...41

(c)
Lack of Designation ...42

6.6
Loans to Participants ...42

(a)
Administration ...42

(b)
Eligibility ...42

(c)
Loan Application Procedure ...42

(d)
Loan Approval ...43

(e)
Loan Repayment ...43

(f)
Loan Purpose ...43

(g)
Minimum Amount ...43

(h)
Maximum Number and Amount ...43

(i)
Interest Rate ...43

(j)
Security ...44

(k)
Spousal Consent ... ....44

(l)
Events of Default ...44

(m)
Effects of Default ...44

(n)
Distributions to Participant and Beneficiaries ...44

(o)
Prohibited Preconditions ...45

(p)
Directed Investments ...45

(q)
Expenses ...45

(r)
Modifications ...45

6.7
Withdrawals During Active Employment ...45

(a)
Hardship ...45

(b)
Age 59½ ...46

(c)
Deposit Account ...46

(d)
May 31, 1987 Employer Contributions Account ...46

(e)
Rollover Account ...47

(f)
Prior Plan Account ...47

(g)
Vesting Rule ...47

6.8
Rollover Distributions ...48

(a)
Rollover Distributions ...48

(b)
Definitions ...48

(1)
Eligible Rollover Distribution ...48

(2)
Eligible Retirement Plan ...49

(3)
Distributee ...49

(4)
Direct Rollover ...49

6.9
Other Benefits ...49

ARTICLE 7
TRUST AGREEMENT AND TRUST FUND ...49

7.1
Trust Agreement ...49

v

        7.2           Exclusive Benefit of Participants and Beneficiaries ...49
7.3
Refunds to Employer ...49

ARTICLE 8
FIDUCIARY RESPONSIBILITIES ...50

8.1
Basic Responsibilities ...50

8.2
Ineligible Persons ...50

8.3
Liability ...50

8.4
Prohibited Transactions ...50

8.5
Indemnification ...51

8.6
Insulation of Fiduciary from Liability for Losses Resulting from a Participant’s Exercise of Control ...51

ARTICLE 9
ADMINISTRATION OF THE PLAN ...51

9.1
Appointment of Committee ...51

9.2
Meetings ...51

9.3
Quorum ...51

9.4
Powers, Duties and Responsibilities of the Committee ...52

9.5
Expenses ...53

9.6
Liability of Committee Members ...53

9.7
Benefit Claims and Review Procedures ...53

(a)
Claim for Benefits ...53

(b)
Time to Give Notice of Benefit Determination ...53

(1)
Disability Benefits ...53

(2)
Benefits Other Than Disability Benefits ...54

(c)
Manner and Content of Notice of Benefit Determination ...54

(1)
Disability Benefits ...54

(2)
Benefits Other Than Disability Benefits ...54

(d)
Request for Review of Adverse Benefit Determination ...55

(1)
Disability Benefits ...55

(2)
Benefits Other Than Disability Benefits ...55

(e)
Time to Give Notice of Decision on Review ...56

(1)
Disability Benefits ...56

(2)
Benefits Other Than Disability Benefits ...56

(f)
Manner and Content of Notice of Decision on Review ...56

(1)
Disability Benefits ...57

(2)
Benefits Other Than Disability Benefits ...57

9.8
Reliance on Reports and Certificates ...57

9.9
Committee Member’s Own Benefits ...57

ARTICLE 10
AMENDMENT OR TERMINATION ...57

10.1
Amendment or Termination ...57

10.2
Mergers, Consolidations and Transfers ...58

10.3
Discontinuance of Contributions ...58

10.4
Vesting Upon Termination, Partial Termination or Discontinuance of Contributions ...58

10.5
Option To Distribute Assets ...59

ARTICLE 11    GENERAL PROVISIONS ...59
11.1
No Guarantee of Employment ...59

11.2
Payments to Minors and Incompetents ...59

11.3
Non-Alienation of Benefits ...59

11.4
Evidence of Survivor ...60

11.5
Governing Law ...60

11.6
Uniform Administration ...60

11.7
Source of Payments ...60

11.8
Construction ...60

ARTICLE 12          SUBSIDIARIES...60
12.1
Termination of Participation by Other Employers ...60

12.2
Termination Rights of Other Employers ...61

ARTICLE 13
RETIREMENT POWER CONTRIBUTIONS IMPLEMENTED JANUARY 1, 1999 ...61

13.1
Retirement Power Contributions Implemented January 1, 1999 ...61

13.2
Eligibility for Retirement Power Contributions ...61

(a)
MGE Union Employees ...61

(b)
New Employees ...62

(c)
Other Employees ...62

13.3
Level of Retirement Power Contributions ...62

(a)
Participant-Directed Retirement Power Contributions ...62

(b)
Other Retirement Power Contributions ...63

(c)
Definitions ...63

(1)
Age ...63

(2)
Years of Service for MGE Employees ...63

(3)
Years of Service for Other Employees ...64

(4)
Compensation for MGE Employees ...64

(5)
Compensation for Other Employees ...64

ARTICLE 14
RETIREMENT POWER CONTRIBUTIONS IMPLEMENTED AFTER JANUARY 1, 1999 ...64

14.1
Retirement Power Contributions Implemented After January 1, 1999 ...64

14.2
Affected Pennsylvania Participants ...65

(a)
Eligibility for Retirement Power Contributions ...65

(b)
Level of Retirement Power Contributions ...65

(1)
Participant-Directed Retirement Power Contributions ...65

(2)
Other Retirement Power Contributions ...65

14.3
Affected Plan A Participants ...66

(a)
Eligibility for Participant-Directed Retirement Power Contributions ...66

(b)
Level of Participant-Directed Retirement Power Contributions ...66

14.4
Affected Corporate Participants ...66

(a)
Eligibility for Retirement Power Contributions ...66

(b)
Level of Retirement Power Contributions ...66

          (1)           Participant-Directed Retirement Power Contributions ...66
(2)
Other Retirement Power Contributions ...67

(3)
Definitions ...67

(A)
Age ...67

(B)
Years of Service ...67

14.5
Panhandle Energy Participants ...68

(a)
Eligibility for Retirement Power Contributions ...68

(b)
Level of Retirement Power Contributions ...68

(1)
Calculation of Retirement Power Contributions ...68

(2)
Participant-Directed Retirement Power Contributions ...68

(3)
Other Retirement Power Contributions ...69

(4)
Definitions ...69

(A)
Age ...69

(B)
Years of Service ...69

14.6
SU Gas Participants ...69

(a)
Eligibility for Participant-Directed Retirement Power Contributions ...69

(b)
Level of Participant-Directed Retirement Power Contributions ...69

ARTICLE 15
EFFECT OF TRANSFERS ON RETIREMENT POWER CONTRIBUTIONS ...70

15.1
Transfer to a Position Covered by a Defined Benefit Plan ...70

15.2
Transfer to a Position not Covered by a Defined Benefit Plan ...70

Appendix A          Minimum Required Distributions ...72

Appendix B           Employees of Pennsylvania-American Water Company ...77

SOUTHERN UNION SAVINGS PLAN

PREAMBLE

WHEREAS, Southern Union Company (the “Company”) established a profit sharing plan known as the Southern Union Savings Plan (the “Plan”), which was first effective November 1, 1970 and which now covers certain divisions and subsidiaries of the Company, in recognition of the contribution made by eligible employees and for the exclusive benefit of eligible employees;

WHEREAS, under the terms of the Plan, the Company has the ability to amend the Plan;

WHEREAS, effective January 1, 2004 (except as provided in such amendment and restatement), the Company amended and restated the Plan;

WHEREAS, since the date that such amended and restated Plan was executed, the Plan has been amended four times, on December 30, 2005, on August 22, 2006, on December 28, 2006 and on December 31, 2007;

WHEREAS, the Company desires to amend and restate the Plan in this document, primarily to reflect the current provisions of the Plan, as previously amended, and to reflect in this document only the matching contribution formulas that apply to designated groups of eligible employees as of the effective date of this amendment and restatement; and

WHEREAS, as amended and restated, the Plan continues to set forth the rights and benefits of designated groups of Plan participants who continue to have account balances under the Plan, but who are no longer considered eligible employees and who are no longer eligible for contributions under the Plan;

NOW, THEREFORE, effective January 1, 2008 (except as provided herein), the Company hereby amends and restates the Plan as set forth in this document.

ARTICLE 1

NAME AND PURPOSE OF THE PLAN

1.1           Name.  This Plan is known as the Southern Union Savings Plan.

1.2           Effective Date.  Except as provided herein, the provisions of this amendment and restatement of the Plan are effective January 1, 2008.

1.3           Purposes of the Plan.  The basic purposes of the Plan are

(a)           To attract, motivate and retain eligible employees by allowing them to share in the profits of the Company and its subsidiaries; and

(b)           To enable eligible employees to accumulate funds in a tax-advantageous manner for their retirement needs.

1.4           Intent.  It is the intention of the Company and its subsidiaries that this Plan and the Trust (as hereinafter defined) meet the requirements of the Employee Retirement Income Security Act of 1974, qualify under Code Section 401(a) and be exempt from federal income taxation under Code Section 501(a).  It is also the intention of the Company and its subsidiaries that this Plan and the related portions of the Trust be an employee stock ownership plan described in Code Section 4975(e)(7) with respect to ESOP Contributions (as such term is hereinafter defined) and adjustments relating thereto.

1.5           Exclusive Benefit of Employees.  This Plan and the Trust shall be maintained for the exclusive benefit of the eligible employees of the Company and its subsidiaries.  Except as provided in Section 7.3, the assets of the Trust shall never inure to the benefit of the Company and its subsidiaries and shall be held for the exclusive purposes of providing benefits to eligible employees who are participants in the Plan, and their beneficiaries, and defraying reasonable expenses of administering the Plan.

ARTICLE 2

DEFINITIONS

As used in the Plan, the words set forth below shall have the meanings indicated, unless the context clearly requires a different meaning.  Definitions relating to top-heavy provisions, rollover distributions, the calculation of Retirement Power Contributions implemented January 1, 1999, the calculation of Retirement Power Contributions for Affected Corporate Participants, and the calculation of Retirement Power Contributions for Panhandle Energy Participants are set forth in Sections 5.4(e), 6.8(b), 13.3(c), 14.4(b)(3) and 14.5(b)(4), respectively.  In addition to these definitions and the definitions set forth below, there are additional definitions set forth in other sections of the Plan.

2.1           415 Compensation.  All wages, salaries, fees for professional services and other amounts paid by the Employer to a Participant during the Plan Year under consideration (including commissions paid to salesmen or on insurance contracts, tips, bonuses, compensation based on percentages of profits, amounts described in Code Sections 104(a)(3), 105(a) and 105(h) that are includable in the Participant’s gross income, a Participant’s moving expenses paid or reimbursed by the Employer to the extent that such amounts are not deductible under Code Section 217, the value of a nonqualified stock option granted by the Employer to a Participant to the extent that such value is includable in the Participant’s gross income in the year granted, amounts includable in a Participant’s gross income upon making a Code Section 83(b)

election, amounts received under an unfunded nonqualified plan to the extent such amounts are includable in the Participant’s gross income, fringe benefits, any elective deferral (as defined in Code Section 402(g)(3)), and any amount that is contributed or deferred by the Employer at the election of the Participant and that is not includable in the gross income of the Participant by reason of Code Section 125, 132(f)(4) or 457), whether or not such 415 Compensation is earned inside or outside the United States, and whether or not such 415 Compensation is excludable from gross income under Code Section 911 or deductible under Code Section 913.  415 Compensation does not include

(a)           Employer contributions to a plan of deferred compensation that are not included in the Employee’s gross income for the taxable year in which contributed or Employer contributions under a simplified employee pension plan to the extent such contributions are deductible by the Employee, or any distributions from a plan of deferred compensation;

(b)           Amounts realized from the exercise of a nonqualified stock option, or when restricted stock (or property) held by the Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture; and

(c)           Amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option.

415 Compensation, as determined under this Section 2.1, in excess of $200,000 (as adjusted for cost-of-living increases in accordance with the Code) shall be disregarded.

2.2           Accounts.  The Accounts, consisting of those described in Sections 2.2(a) through 2.2(j), that are maintained under the Plan.

(a)           Deposit Account.           The Account maintained for a Participant to record the balance of his post-tax contributions held under the Plan as of May 31, 1987, his Employee after-tax contributions made to the Plan on or after January 1, 1994, and an SU Gas Participant’s employee after-tax contributions made to the Bass Plan prior to the plan-to-plan transfer of SU Gas Participants’ account balances under the Bass Plan to the Plan, and adjustments to such amounts.

(b)           Employer Contributions Account.           The Account maintained for a Participant to record Employer matching contributions (other than Employer matching contributions credited to the Participant’s Prior Employer Contributions Account) made to the Plan on his behalf by an Employer (and including, with respect only to an SU Gas Participant, amounts transferred from the Bass Plan attributable to employer contributions (including both matching and other employer contributions) made on behalf of the SU Gas Participant on or after July 1, 2001 through December 31, 2003), and adjustments relating thereto.  Except as provided in Section 5.5(e), portions of the Employer Contributions Accounts of Participants attributable to ESOP Contributions, and adjustments relating thereto, shall be invested primarily in the Employer Company Stock Fund.    The Plan is intended to be an employee stock ownership plan described in Code Section 4975(e)(7) with respect to the portions of Participants’ Employer

Contributions Accounts attributable to ESOP Contributions, and adjustments relating thereto, and with respect to the Employer Company Stock Fund.

(c)           Prior Employer Contributions Account.        An Account maintained for a Corporate Participant, an MGE Participant or a SUG Participant to record those Employer matching contributions that were made to the Plan before such time that Employer matching contributions were invested in shares of Southern Union Company common stock and to record profit sharing and profit incentive contributions, if any, that may have been made to the Plan prior to the time that the Plan was amended to eliminate future profit sharing and profit incentive contributions, and adjustments relating to all such contributions.

(d)           Prior Plan Account.        The Account maintained for a PG Energy Participant to record amounts transferred from the Employee Stock Ownership Plan of Pennsylvania Gas & Water Company to the Pennsylvania Division Plan upon the termination of the Employee Stock Ownership Plan of Pennsylvania Gas & Water Company, and adjustments relating thereto, which consist of the following subaccounts:

(1)           After-Tax Employee Contribution Subaccount.    The subaccount maintained for a PG Energy Participant to record amounts within such Participant’s Prior Plan Account that are attributable to after-tax contributions made by the PG Energy Participant and adjustments relating thereto.

(2)           Employer Contribution Subaccount.    The subaccount maintained for a PG Energy Participant to record amounts within such Participant’s Prior Plan Account that are attributable to employer contributions made on behalf of the PG Energy Participant and adjustments relating thereto.

(e)           Retirement Power Account.          The Account maintained for a Participant to record Retirement Power Contributions made to the Plan on his behalf by an Employer pursuant to the provisions of Articles 13 and 14 and adjustments relating thereto.

(f)           Rollover Contribution Account.         The Account maintained for a Participant to record amounts transferred to the Trust Fund on his behalf from other plans, in accordance with applicable legal requirements, and adjustments relating thereto, consisting of the following subaccounts:

(1)           Tax-Deferred Rollover Contribution Subaccount.    The subaccount maintained for a Participant to record amounts within the Participant’s Rollover Contribution Account attributable to tax-deferred amounts transferred from another qualified plan, either directly from the qualified plan or from a conduit IRA, a traditional IRA, a 457 plan of a governmental employer or a 403(b) plan and, in each case, adjustments relating thereto.

(2)           Roth Rollover Contribution Subaccount.    The subaccount maintained for a Participant to record amounts within the Participant’s Rollover Contribution Account attributable to Roth elective deferrals under an applicable retirement plan described in

Code Section 402A(e)(1) to the extent the rollover is permitted under the rules of Code Section 402(c), and adjustments relating thereto.

(3)           After-Tax Rollover Contribution Subaccount.    The subaccount maintained for a Participant to record amounts within the Participant’s Rollover Contribution Account that are attributable to after-tax amounts, other than Roth elective deferrals, transferred from another qualified plan, and adjustments relating thereto.

(g)           Roth Account.         An Account maintained for a Participant to record the balance of his after-tax Roth elective deferral contributions made to the Plan on or after January 1, 2007, and adjustments relating thereto.

(h)           Sid Richardson Pre-July 1, 2001 Employer Contributions Account.        The Account maintained for an SU Gas Participant to record employer contributions (including both matching and other employer contributions) to the Bass Plan prior to July 1, 2001, and adjustments relating thereto.

(i)           Sid Richardson Safe Harbor Matching Contributions Account.         The Account maintained for an SU Gas Participant to record employer safe harbor matching contributions to the Bass Plan with respect to periods beginning on or after January 1, 2004 and ending upon the plan-to-plan transfer of SU Gas Participants’ account balances under the Bass Plan to the Plan, and adjustments relating thereto.

(j)           Tax-Deferred Account.         The Account maintained for a Participant to record tax-deferred salary reduction contributions made to the Plan on his behalf by an Employer pursuant to a salary reduction agreement (and including, with respect only to an SU Gas Participant, amounts transferred from the Bass Plan attributable to tax-deferred salary reduction contributions made to the Bass Plan on behalf of the SU Gas Participant by an employer), and adjustments relating thereto.

2.3           Annual Additions.   The sum credited to a Participant’s Accounts with respect to a Plan Year for any of (a) salary reduction contributions, (b) Employer matching contributions, (c) Retirement Power Contributions, (d) Forfeitures and (e) Employee post-tax contributions.  The following are not Annual Additions: (a) transfer of funds from one qualified plan to another, (b) rollover contributions to the Plan, (c) repayments of loans made to a Participant from the Plan and (d) repayments of distributions received by an Employee from the Plan.

2.4           Authorized Leave of Absence.   Any absence authorized under an Employer’s absence management practices.  An absence due to service in the Armed Forces of the United States shall be considered an Authorized Leave of Absence provided that the Employee complies with all of the requirements of federal law in order to be entitled to reemployment and provided further that the Employee returns to employment with the Employer within the period provided by such law.  A maternity or paternity leave of absence from work for any period of time by reason of the Employee’s pregnancy, birth or adoption of the Employee’s child, or absence for the purpose of caring for the child immediately after birth or adoption, shall be considered an Authorized Leave of Absence.

2.5           Bass Plan.  The Bass Thrift/401(k) Plan and Trust.

2.6           Beneficiary.  The person or persons designated by a Participant in accordance with the provisions of Section 6.5 to receive any death benefits payable under this Plan.

2.7           Board.  The Board of Directors of the Company.

2.8           Break in Service.  A Plan Year during which the Employee completes not more than 500 Hours of Service.

2.9           Code.  The Internal Revenue Code, as amended from time to time, and the applicable regulations and other guidance of general applicability issued thereunder.

2.10         Committee.  The Southern Union Company Benefits Committee, as appointed by the Board pursuant to Section 9.1.

2.11         Company.  Southern Union Company, a corporation organized and existing under the laws of the State of Delaware and its successor or successors.

2.12         Compensation.  Compensation, as determined pursuant to paragraph (a) or (b) below, as applicable, shall be recognized as of the Employee’s effective date of participation pursuant to Section 3.1.  Compensation, as determined pursuant to paragraph (a) or (b) below, as applicable, in excess of $200,000 (as adjusted for cost-of-living increases in accordance with the Code) shall be disregarded.

(a)           For PG Energy IBEW Participants and PG Energy UWUA Participants, the term Compensation refers to the Participant’s base hourly rate multiplied by the number of hours (not in excess of 40 hours per week) worked by such Participant each week (including any hours attributable to paid vacation, holiday or sick leave).

(b)           For Participants who are not PG Energy IBEW Participants or PG Energy UWUA Participants, the term Compensation refers to the Participant’s W-2 earnings, but excluding taxable fringe benefits (such as car allowances and moving expenses), excluding amounts realized in connection with stock options and restricted stock or premiums for group term life insurance, and excluding any benefits (whether such benefits consist of fringe benefits, cash, tax gross-up benefits or any other benefits) that the Participant receives from the Company under its perquisite program.  Notwithstanding the foregoing, Compensation shall include any amount that is contributed by an Employer pursuant to a salary reduction agreement and that is not includable in the gross income of the Participant under Code Section 125, 132(f), 401(k), 402(e)(3), 402(h), 403(b), 414(h)(2) or 457(b).  Notwithstanding the foregoing, in applying the provisions of this paragraph (b) to Fall River Participants, Compensation shall exclude bonuses and overtime.  For SU Gas Participants, and for the avoidance of doubt, Compensation shall exclude any retention payments that SU Gas Participants receive or are entitled to receive from Sid Richardson Energy Services, Ltd., Richardson Energy Marketing, Ltd., Leapartners, L.P. or BEPCO, L.P., or any party that was related to such entities, by ownership or management, prior to March 1, 2006.

                2.13          Designated Investment Alternatives.  The separate investment funds established by the Committee within the Trust Fund which are described in Section 5.5 and in which all or any portion of a Participant’s Accounts, other than those portions of a Participant’s Accounts attributable to ESOP Contributions and adjustments relating thereto (except as provided in Section 5.5(e)) may be invested, at the direction of the Participant in accordance with Section 5.5.  One of the Designated Investment Alternatives established by the Committee shall be the Employee Company Stock Fund.  In addition, one of the Designated Investment Alternatives shall be a self-directed brokerage option, allowing investment among additional investment alternatives.

2.14           Disability.  Disability means a physical or mental condition, either occupational or nonoccupational in cause, that renders the Employee disabled under the provisions of the Company’s long-term disability insurance program.  An Employee must be receiving long-term disability payments in order to be considered to have a Disability under the Plan.

2.15           DOL.  The Department of Labor.

2.16           Early Retirement Age.  The age at which a Participant has both attained age 55 and completed ten years of Vesting Service.

2.17           Eligible Spouse.  The spouse to whom a Participant is married on the date benefit payments commence pursuant to Section 6.4, or if benefit payments have not so commenced, the spouse to whom the Participant is married on the date of his death.

2.18           Employee.  Any person who (a) is employed by an Employer and is receiving remuneration for personal services rendered to an Employer (or who would be receiving such remuneration except for an Authorized Leave of Absence), and (b) is included on the payroll of his Employer for a location in one of the states of the United States of America.  The term shall include any person holding one or more of the elective offices provided for in his Employer’s by-laws, except that services solely as a director of an Employer shall not qualify an individual as an Employee.  The preceding provisions of this Section 2.18 notwithstanding, for purposes of Section 3.1, the term Employee shall exclude those individuals who are designated on an Employer’s books as “temporary employees” or as “interns”.

2.19           Employee Company Stock Fund.  The investment fund established by the Committee within the Trust Fund in which all or any portion of a Participant’s Accounts, other than any portion attributable to ESOP Contributions and adjustments relating thereto (except as provided in Section 5.5(e)), may be invested, with any income therefrom reinvested, at the direction of a Participant in accordance with Section 5.5, in shares of Southern Union Company common stock.

2.20           Employer.  The Company and each of the following subsidiaries of the Company:

Panhandle Eastern Pipe Line Company, LP
PEI Power Corporation
Southern Union Gas Services, Ltd.
Trunkline Gas Company, LLC
Trunkline LNG Company, LLC

In no event shall any other subsidiary of the Company (including any subsidiary that may, in the future, be acquired by the Company) be considered an Employer hereunder.

2.21           Employer Company Stock Fund.  The investment fund established by the Committee within the Trust Fund in which all ESOP Contributions made by the Company on behalf of a Participant and adjustments relating thereto (except as provided in Section 5.5(e)), shall be invested, with any income therefrom reinvested, solely in shares of Southern Union Company common stock.  The Plan is intended to be an employee stock ownership plan described in Code Section 4975(e)(7) with respect to the Employer Company Stock Fund and with respect to any ESOP Contributions made on behalf of a Participant and adjustments relating thereto.

2.22           Employer Securities Acquisition Loan.  Any loan that is made to the Plan, or to any plan that is merged into this Plan, for the purpose of acquiring shares of common stock of Southern Union Company or shares of common stock of any predecessor in interest to Southern Union Company within a reasonable period of time after receipt of the loan proceeds or for the purpose of repaying a prior loan made for such acquisition, and that satisfies the requirements of Section 4.8.

2.23           ERISA.  Public Law 93-406, the Employee Retirement Income Security Act of 1974, as amended from time to time, and the applicable regulations and other guidance of general applicability issued thereunder.

2.24           ESOP Contributions.  All Employer contributions made to the Plan on behalf of a Participant other than Non-ESOP Contributions.

2.25           Fall River Plans.  The Southern Union Company Fall River 401(k) Savings Plan and the Southern Union Company Fall River 401(k) Plan for Union Employees.

2.26           Five Percent Owner.  Any individual described in Code Section 416(i)(1)(B)(i).

2.27           Forfeiture.  The portion of a Participant’s Employer Contributions Account, Prior Employer Contributions Account or Retirement Power Account that is forfeited prior to being fully vested.

2.28           Highly Compensated Participant.  Any Participant or former Participant who is a highly compensated employee as defined in Code Section 414(q).  Generally, any Participant or former Participant is considered a Highly Compensated Participant if such Participant or former Participant

(a)           During the Plan Year or the preceding Plan Year, was at any time a Five Percent Owner; or

(b)           For the preceding Plan Year, received 415 Compensation from the Employer in excess of $80,000 (as adjusted in accordance with the Code).  In determining whether an individual has 415 Compensation of more than $80,000 (or the adjusted amount), 415 Compensation from each employer required to be aggregated under Code Section 414(b), (c) and (m) shall be taken into account.

2.29           Hours of Service.  Hours of Service shall include the following

(a)           Each hour for which an Employee is paid, or entitled to payment, for the performance of duties for an Employer;

(b)           Up to 501 hours for any single continuous period during which the Employee performs no duties but is directly or indirectly paid or entitled to payment by an Employer (regardless of whether employment has terminated) due to vacation, holiday, illness, incapacity including disability, layoff, jury duty, military duty or leave of absence, excluding, however, any period for which a payment is made or due under this Plan or under a plan maintained solely for the purpose of complying with workers’ compensation or unemployment compensation or disability insurance laws, or solely to reimburse the Employee for medical or medically-related expenses.  An Employee shall be deemed to be “directly or indirectly paid or entitled to payment by an Employer” regardless of whether such payment is (1) made by or due from an Employer directly, or (2) made indirectly through a trust fund, insurer or other entity to which an Employer contributes or pays premiums;

(c)           Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by an Employer, without duplication of hours provided above, and subject to the 501-hour restriction for periods described in paragraph (b) of this Section 2.29; and

(d)           Each hour for which an Employee normally would have been credited (if normal hours cannot be determined, then eight hours for each day) while the Employee is absent on a maternity or paternity leave.  A maternity or paternity leave occurs when the Employee is absent due to the Employee’s pregnancy, the birth of the Employee’s child, the placement of a child in connection with its adoption by the Employee, or the caring for a child by the Employee during the period immediately following its birth or placement for adoption.  No more than 501 hours may be credited under this provision for any particular maternity or paternity leave.  All the hours shall be credited (under this provision) in the Plan Year the absence begins only if it is necessary to prevent a Break in Service in that Plan Year.  Otherwise, all the hours shall be credited in the following Plan Year.  An Employer may require certification, under reasonable and uniform rules, to establish the basis of the absence under this provision.

The provisions of this Section 2.29 shall be administered in accordance with DOL Regulation Section 2530.200b-2.  In addition to, but not in duplication of, the foregoing provisions, an Employee shall receive Hours of Service for any period of Authorized Leave of Absence.

2.30           Income.  The net gain or loss of the Trust Fund from investments, as reflected by interest payments, dividends, realized and unrealized gains and losses on securities, other investment transactions, and expenses paid from the Trust Fund.

2.31           IRA.  An individual retirement account, as defined in Code Section 408(a).

2.32           MGE Division.  The Company’s Missouri Gas Energy Division.

2.33           Non-ESOP Contributions.  All Participant contributions (including salary reduction contributions) and in addition, all Employer contributions made to the Plan on behalf of Fall River Participants, Providence Participants and SU Gas Participants, all Participant-Directed Retirement Power Contributions, all Employer contributions made to the Plan on behalf of Valley Union Participants after April 1, 2006, and all Employer contributions made to the Plan on behalf of Corporate Participants, MGE Participants, Panhandle Energy Participants and PG Energy Participants attributable to compensation paid on or after September 29, 2006.

2.34           Normal Retirement Age.  The Normal Retirement Age under the Plan shall be age 62.

2.35           Participant.  An Employee who is a Participant in the Plan pursuant to Article 3 and any Participant whose employment with the Employer has terminated, but who has a vested Account balance under the Plan which has not been paid in full.  The various groups of Participants are defined and described below.  All of these groups of Participants, other than the Keystone Participants, the SUG Participants, the Providence Participants and the Valley Participants are covered by the Plan as of this January 1, 2008 amendment and restatement of the Plan.  The Keystone Participants were covered by the Plan until June 15, 2001; the SUG Participants were covered by the Plan until December 31, 2002; and the Providence Participants and the Valley Participants were covered by the Plan until August 23, 2006.  The group of Corporate Participants defined and described below includes Affected Pennsylvania Participants, Affected Plan A Participants and Affected Corporate Participants, as well as certain Participants who are eligible for Retirement Power Contributions under Article 13.  The only PG Energy Participants who are covered by the Plan as of this January 1, 2008 amendment and restatement of the Plan are employed by the Company’s subsidiary, PEI Power Corporation.

(a)           Affected Corporate Participants.  Those Corporate Participants who are not eligible for Retirement Power Contributions under Article 13, Section 14.2 or Section 14.3.

(b)           Affected Pennsylvania Participants.  Those Corporate Participants who (1) were employed by the Company in its Pennsylvania Division, (2) as a result of a transfer, are employed by the Company in its corporate headquarters, and (3) are named in Section 14.2(b)(1).

(c)           Affected Plan A Participants.  Those Corporate Participants who are named in Section 14.3(b).

(d)           Corporate Participants.  Participants who are employed by the Company and designated on the books of the Company as “corporate” employees.

(e)           Fall River Non-Union Participants.  Fall River Participants who are designated on the books of the Company as not being subject to a collective bargaining agreement; provided, however, that the five Fall River Non-Union Participants who voted to become subject to a collective bargaining agreement on August 23, 2004 and whose retirement benefits were not negotiated until February 9, 2005, shall continue to be considered as Fall River Non-Union Participants until March 1, 2005.

(f)           Fall River Participants.  Participants who are employed by the Company and designated on the books of the Company as “Fall River” employees.  For the avoidance of doubt, (1) a Providence Participant who, in connection with the Company’s August 24, 2006 sale of its Rhode Island operations to National Grid USA remains with the Company and is designated on the books of the Company as a “Fall River” employee shall after August 23, 2006 be considered a Fall River Participant for purposes of this Plan, and (2) likewise, a Valley Participant who, in connection with the Company’s August 24, 2006 sale of its Rhode Island operations to National Grid USA remains with the Company and is designated on the books of the Company as a “Fall River” employee, shall after August 23, 2006 be considered a Fall River Participant for purposes of this Plan.

(g)           Fall River Union Participants.  Fall River Participants who are designated on the books of the Company as being subject to a collective bargaining agreement; provided, however, that the five Fall River Non-Union Participants who voted to become subject to a collective bargaining agreement on August 23, 2004 and whose retirement benefits were not negotiated until February 9, 2005, shall not be considered as Fall River Union Participants until March 1, 2005.

(h)           Keystone Participants.  Participants who were employed by Keystone Pipeline Services, Inc. during the period of time that it was a subsidiary of the Company.

(i)           MGE Non-Union Participants.  MGE Participants who are designated on the books of the Company as not being subject to a collective bargaining agreement.

(j)           MGE Participants.  Participants who are designated on the books of the Company as being employed in the Company’s MGE Division.

(k)           MGE Union Participants.  MGE Participants who are designated on the books of the Company as being subject to a collective bargaining agreement.

(l)           Panhandle Energy Participants.  Participants who are employed by the Company’s subsidiary, Panhandle Eastern Pipe Line Company, LP, or by either of Panhandle Eastern Pipe Line Company, LP’s subsidiaries, Trunkline Gas Company, LLC or Trunkline LNG Company, LLC, including those Participants employed by Panhandle Eastern Pipe Line Company, LP who were formerly employed by the Company’s subsidiary, CrossCountry Energy Services, LLC, and whose employment was transferred to Panhandle Eastern Pipe Line Company, LP effective September 23, 2007.

(m)           PG Energy IBEW Participants.  PG Energy Participants who are designated on the books of the Company as being subject to the collective bargaining agreement with the International Brotherhood of Electrical Workers, AFL-CIO.

(n)           PG Energy Non-Union Participants.  PG Energy Participants who are designated on the books of the Company as not being subject to a collective bargaining agreement.

(o)           PG Energy Participants.  Participants who are designated on the books of the Company as being employed in the Company’s Pennsylvania Division, or who are employed by the Company’s subsidiary, PEI Power Corporation.

(p)           PG Energy UWUA Participants.  PG Energy Participants who are designated on the books of the Company as being subject to the collective bargaining agreement with the Utility Workers Union of America, AFL-CIO.

(q)           Providence Participants.  Participants who are employed by the Company and designated on the books of the Company as “Providence” employees.

(r)           SUG Participants.  Participants who were employed by the Company, a subsidiary of the Company, or a predecessor of either, in connection with assets that the Company sold to ONEOK, Inc. on January 1, 2003.

(s)           SU Gas Participants.  Participants who are employed by the Company’s subsidiary, Southern Union Gas Services, Ltd.

(t)           Valley Participants, Valley Non-Union Participants and Valley Union Participants.  “Valley Participants” are Participants who are employed by the Company and designated on the books of the Company as “Valley” employees.  “Valley Non-Union Participants” are Valley Participants who are designated on the books of the Company as not being subject to a collective bargaining agreement.  “Valley Union Participants” are Valley Participants who are designated on the books of the Company as being subject to a collective bargaining agreement.

2.36           Pennsylvania Division Plan.  The Southern Union Company Pennsylvania Division Employees’ Savings Plan, which was a single plan within the meaning of Treasury Regulation Section 1.414(l), but which was maintained pursuant to two separate documents, the Southern Union Company Pennsylvania Division Employees’ Savings Plan (For Non-Bargaining Unit Employees) and the Southern Union Company Pennsylvania Division Employees’ Savings Plan (For Bargaining Unit Employees).

2.37           Plan.  The Southern Union Savings Plan, the terms and conditions of which are set forth herein, including any amendments hereto.

2.38           Plan A.  Plan A under the Southern Union Company Retirement Income Plan.

2.39           Plan B.  Plan B under the Southern Union Company Retirement Income Plan.

2.40           Plan Year.  The 12-month period commencing January 1 and ending December 31.

2.41           Providence Plan.  The Southern Union Company ProvEnergy Voluntary Investment Plan.

2.42           Retirement Power Contributions.  The Retirement Power Contributions, consisting of those types of Retirement Power Contributions described in Sections 2.42(a) and 2.42(b), that are made to the Plan pursuant to Articles 13 and 14.

(a)           Participant-Directed Retirement Power Contributions.  The Participant-Directed Retirement Power Contributions that are described in Sections 13.3(a), 14.2(b)(1), 14.3(b), 14.4(b)(1), 14.5(b)(2) and 14.6(b).

(b)           Other Retirement Power Contributions.  The Other Retirement Power Contributions that are described in Sections 13.3(b), 14.2(b)(2), 14.4(b)(2) and 14.5(b)(3).

2.43           Trust (or Trust Fund).  The trust fund established and maintained under the Plan, to which all contributions are paid and from which all benefits are disbursed as provided for herein.

2.44           Trust Agreement.  The Trust instrument executed between the Company and the Trustee named in the Trust instrument created pursuant to Article 7 for the maintenance and investment of the Trust, which Trust Agreement forms a part of the Plan.

2.45           Trustee.  The bank, organization, individual or individuals designated by the Board to act at any time as Trustee under the Trust Agreement.

2.46           Valley Plan.  The Southern Union Company Valley Resources 401(k) Employee Stock Ownership Plan.

2.47           Valuation Dates.  Each day of the calendar year, as of which the assets of the Trust Fund are valued.

2.48           Vesting Service.  A Participant’s period of employment with the Employer determined in accordance with Section 3.2.

ARTICLE 3

ELIGIBILITY, PARTICIPATION AND SERVICE

3.1           Eligibility and Participation.  Each Employee shall be eligible to become a Participant in the Plan on the date his employment with an Employer commences (or recommences); provided, however, that in no event shall Employees of Panhandle Eastern Pipe Line Company, LLC, Trunkline Gas Company, LLC and Trunkline LNG Company, LLC become Participants under the Plan prior to June 11, 2003, the date that the Company acquired these three subsidiaries; and provided further, that in applying the provisions of this Section 3.1(a) following the merger –

(a)           of the Pennsylvania Division Plan into this Plan effective July 1, 2000, individuals who, at such time, were considered “Employees” under the Plan’s definition in effect July 1, 2000, and (A) were employed by PEI Power Corporation, by PG Energy Services, Inc. or by Keystone Pipeline Services, Inc. or (B) were employed by the Company in its Pennsylvania Division, shall in no event become Participants under the Plan prior to July 1, 2000;

(b)           of the Valley Plan into this Plan effective March 1, 2001, individuals who, at such time, were considered “Employees” under the Plan’s definition in effect March 1, 2001, and (A) were employed by Alternate Energy Corporation or by Morris Merchants, Inc. or (B) were employed by the Company at work sites previously owned and operated by Bristol and Warren Gas Company or by Valley Gas Company, shall in no event become Participants under the Plan prior to March 1, 2001; and

(c)           of the Fall River Plans and the Providence Plan into this Plan effective April 1, 2003, individuals who, at such time, were considered “Employees” under the Plan’s definition in effect April 1, 2003, and were employed by the Company and designated on the books of the Company as “Fall River” employees or as “Providence” employees, shall in no event become Participants under the Plan prior to April 1, 2003.

As a further proviso, in applying the provisions of this Section 3.1 in connection with the merger of the CrossCountry Energy Savings Plan into this Plan effective December 3, 2007, following the transfer of CrossCountry Energy Services, LLC employees to Panhandle Eastern Pipe Line Company, LP effective September 23, 2007, the employees who are so transferred shall in no event become Participants under the Plan prior to September 23, 2007.

3.2           Vesting Service.

(a)           General Rule.  Effective January 1, 2004 and thereafter, in accordance with the following provisions of this Section 3.2(a), an Employee shall accrue a year of Vesting Service for each Plan Year in which he completes 1,000 Hours of Service rather than, except as provided below, for each consecutive 12-month period that ends on an anniversary of his employment (or reemployment) with an Employer.

(1) Employment Commencement (or Recommencement) Before January 1, 2003.  An Employee who commenced (or recommenced) employment with an Employer before January 1, 2003 shall accrue a year of Vesting Service for the consecutive 12-month period that ends in 2004 on the anniversary of the date that his employment with an Employer commenced (or recommenced) in which he completes 1,000 Hours of Service, and thereafter, for each Plan Year, beginning with the 2004 Plan Year, in which he completes 1,000 Hours of Service; provided, however, that an Employee who commenced (or recommenced) employment with an Employer before January 1, 2003 and who is credited with 1,000 Hours of Service for the consecutive 12-month period that ends in 2004 on the anniversary of the date that his employment with an Employer commenced (or recommenced) and who is credited with 1,000 Hours of Service for the 2004 Plan Year, shall be credited with two years of Vesting Service for the period commencing in 2003 on the anniversary of the date that his employment with an Employer commenced (or recommenced) and ending on the last day of the 2004 Plan Year.

(2) Employment Commencement (or Recommencement) On or After January 1, 2003.  An Employee who commences (or recommences) employment with an Employer on or after January 1, 2003 shall accrue a year of Vesting Service for the consecutive 12-month period following the date that his employment with an Employer commenced (or recommenced) in which he completes 1,000 Hours of Service and thereafter, for each Plan Year, beginning with the Plan Year that includes the first anniversary of the date that his employment with an Employer commenced (or recommenced) in which he completes 1,000 Hours of Service; provided, however, that an Employee who commences (or recommences) employment with an Employer on or after January 1, 2003 and who is credited with 1,000 Hours of Service for the consecutive 12-month period following the date that his employment with an Employer commenced (or recommenced) and who is credited with 1,000 Hours of Service for the Plan Year that includes the first anniversary of the date that his employment with an Employer commenced (or recommenced), shall be credited with two years of Vesting Service for the period commencing on the date that his employment with an Employer commenced (or recommenced) and ending on the last day of the Plan Year that includes the first anniversary of the date that his employment with an Employer commenced or (recommenced).

In no event shall an amendment to this Section 3.2 reduce the Vesting Service previously accrued by an Employee.  In construing the provisions of this Section 3.2, a Participant shall receive Vesting Service for employment with any organization that is a member of the controlled group of employers of which the Employer is a part, as defined by ERISA.

(b)           PG Energy Participants.  In determining the Vesting Service of PG Energy Participants, the provisions of Section 3.2(a) shall apply with respect to periods following the

July 1, 2000 merger of the Pennsylvania Division Plan into this Plan and the provisions of the Pennsylvania Division Plan shall apply with respect to periods preceding such merger, in such a way that the Participant does not receive double credit for any one period of time.

(c)           Valley Participants.  In determining the Vesting Service of Valley Participants, the provisions of Section 3.2(a) shall apply with respect to periods following the March 1, 2001 merger of the Valley Plan into this Plan and the provisions of the Valley Plan shall apply with respect to periods preceding such merger, in such a way that the Participant does not receive double credit for any one period of time.

(d)           Fall River Participants and Providence Participants.  In determining the Vesting Service of Fall River Participants and Providence Participants, the provisions of Section 3.2(a) shall apply with respect to periods following the April 1, 2003 mergers of the Fall River Plans and the Providence Plan into this Plan and the provisions of the Fall River Plans and the Providence Plan shall apply to the Fall River Participants and the Providence Participants, respectively, with respect to periods preceding such mergers, in such a way that the Participant does not receive double credit for any one period of time.

(e)           Panhandle Energy Participants.  For purposes of determining Vesting Service for a Panhandle Energy Participant, a Panhandle Energy Participant shall receive credit for his service working at least 1,000 hours per year, as reflected on the books of Panhandle Eastern Pipe Line Company, LLC, (1) with Panhandle Eastern Pipe Line Company, LLC and its predecessors, (2) with Trunkline Gas Company, LLC and its predecessors and (3) with Trunkline LNG Company, LLC and its predecessors, prior to June 11, 2003 when Panhandle Eastern Pipe Line Company, LLC, Trunkline Gas Company, LLC and Trunkline LNG Company, LLC became subsidiaries of the Company, and the provisions of Section 3.2(a) shall apply with respect to periods beginning June 11, 2003 in such a way that the Participant does not receive double credit for any one period of time.  For purposes of determining vesting service for a Panhandle Energy Participant who, for periods preceding the September 23, 2007 transfer of the employees of CrossCountry Energy Services, LLC to Panhandle Eastern Pipe Line Company, LP, was an employee of CrossCountry Energy Services, LLC, the provisions of Section 3.2(a) shall apply for periods after the September 23, 2007 transfers of employment, and the provisions of the CrossCountry Energy Savings Plan shall apply with respect to periods preceding September 23, 2007, in such a way that the Participant does not receive double credit for any one period of time.

(f)           SU Gas Participants.  For purposes of determining Vesting Service for an SU Gas Participant, an SU Gas Participant shall receive credit for his service working at least 1,000 hours per year with Sid Richardson Energy Services, Ltd. and its predecessors (as reflected on the books of Sid Richardson Energy Services, Ltd.), with Richardson Energy Marketing, Ltd. and its predecessors (as reflected on the books of Richardson Energy Marketing, Ltd.), with Leapartners, L.P. and its predecessors (as reflected on the books of Leapartners, L.P.) and with BEPCO, L.P. and its predecessors (as reflected on the books of BEPCO, L.P.) prior to the date that the employees of Sid Richardson Energy Services, Ltd.,  Richardson Energy Marketing, Ltd. and Leapartners, L.P., and certain employees of BEPCO, L.P. became employees of SU Gas

Services Operating Company, Inc., and the provisions of Section 3.2(a) shall apply with respect to periods beginning March 1, 2006 in such a way that the Participant does not receive double credit for any one period of time.

3.3           Cessation of Participation and Service.  A Participant’s participation in the Plan shall cease upon termination of employment, and, except as provided in the following sentence and in Sections 4.1 and 4.2 with respect to salary reduction contributions and Employer matching contributions for MGE Union Participants who are on workers’ compensation, the Participant shall no longer participate in the Employer contribution, salary reduction contribution and after-tax contribution provisions of the Plan; provided, however, that such Participant shall continue to participate only in Trust Fund Income.  Notwithstanding the preceding sentence, a Participant’s participation in the Employer contribution, salary reduction contribution and after-tax contribution provisions of the Plan shall not cease upon termination of employment with respect to severance payments made, after his termination of employment, pursuant to a severance arrangement entered into prior to December 15, 2004.  Vesting Service under the Plan shall cease upon termination of employment, which may result from circumstances including unauthorized absence or failure to return to active employment or to retire by the date on which an Authorized Leave of Absence expires.

3.4           Participation Upon Reemployment.  Each Employee who had been eligible to participate or had been a Participant prior to termination of employment shall be eligible to participate in the Plan immediately upon his reemployment.

3.5           Service Upon Reemployment.  If an Employee is reemployed before incurring a one-year Break in Service, he shall continue to participate in the Plan in the same manner as if such termination had not occurred.  If an Employee is reemployed after incurring a one-year Break in Service, Vesting Service shall include Vesting Service prior to his one-year Break in Service subject to the following rules:

(a)           If an Employee had a vested interest in his Employer Contributions Account, his Prior Employer Contributions Account and his Retirement Power Account at his termination of employment or if the number of his consecutive one-year Breaks in Service is less than the greater of five or his total years of Vesting Service prior to his latest Break in Service, his prior Vesting Service will be credited to him upon reemployment.

(b)           If an Employee did not have a vested interest in his Employer Contributions Account, his Prior Employer Contributions Account and his Retirement Power Account at his termination of employment, all of his prior years of Vesting Service shall no longer be credited to him as of the later of the date he has five consecutive one-year Breaks in Service or the date the number of his consecutive years of Breaks in Service equals or exceeds the total years of Vesting Service credited to him prior to his latest Break in Service.

(c)           If an Employee incurs five consecutive one-year Breaks in Service, the vested percentage of his Employer Contributions Account, his Prior Employer Contributions

Account and his Retirement Power Account attributable to pre-break Vesting Service shall not be increased as a result of post-break Service.

3.6           Veterans’ Reemployment Rights.  Notwithstanding any provision of the Plan to the contrary, contributions, benefits and service credit with respect to qualified military service shall be provided in accordance with Code Section 414(u).

ARTICLE 4

CONTRIBUTIONS AND FORFEITURES

4.1           Employer Contributions.

(a)           Salary Reduction Contributions.  For each Plan Year, the Employer shall contribute to the Plan an amount equal to the sum of the amounts determined under the salary reduction agreements entered into between the Employer and the Participants for such Plan Year under Section 4.2.  Salary reduction contributions for a given Plan Year shall be deposited in the Trust Fund as soon as possible following the salary reduction and no later than the fifteenth business day of the month following the month in which such salary reduction would otherwise have been payable to the Participant in cash.  Salary reduction contributions made pursuant to automatic enrollment procedures, as described in Section 4.2, shall be treated, for all other purposes, as salary reduction contributions made pursuant to a salary reduction agreement under the Plan.

(b)           Employer Matching Contributions.  Subject to the match true-up provisions set forth in Section 5.2(c), each Plan Year, the Employer shall make Employer matching contributions for those groups of Participants described below that are equal to their percentages of matched salary reduction contributions set forth below.

(1)           Corporate Participants and MGE Non-Union Participants.  For Corporate Participants and MGE Non-Union Participants, the Employer matching contributions shall equal (A) 50 percent of the first five percent of each such Participant’s Compensation that he elects to defer as salary reduction contributions under Section 4.1(a), and (B) 75 percent of each such Participant’s Compensation in excess of five percent up to a maximum of ten percent that he elects to defer as salary reduction contributions under Section 4.1(a).

(2)           Fall River Participants and PG Energy Participants.  For Fall River Participants and PG Energy Participants (consisting solely of employees of PEI Power Corporation following the Company’s sale of its Pennsylvania operations to UGI Corporation on August 24, 2006), the Employer matching contributions shall equal 100 percent of the first four percent of each such Participant’s Compensation that he elects to defer as salary reduction contributions under Section 4.1(a).

(3)           MGE Union Participants.  For MGE Union Participants, the Employer matching contributions shall equal (A) 50 percent of the first five percent of each such Participant’s Compensation that he elects to defer as salary reduction contributions under Section 4.1(a), and (B) 75 percent of each such Participant’s Compensation in excess of five percent up to a maximum of seven percent that he elects to defer as salary reduction contributions under Section 4.1(a).  In the case of an MGE Union Participant who is on workers’ compensation, the matching contribution percentages (50 percent and 75 percent) shall be applied to such Participant’s matched salary reduction contributions, as described under Section 4.2(a), during his period of workers’ compensation.

(4)           Panhandle Energy Participants.  For Panhandle Energy Participants, the Employer matching contributions shall equal (A) 100 percent of the first two percent of each such Participant’s Compensation that he elects to defer as salary reduction contributions under Section 4.1(a), and (B) 50 percent of each such Participant’s Compensation in excess of two percent up to a maximum of five percent that he elects to defer as salary reduction contributions under Section 4.1(a).

(5)           SU Gas Participants.  For SU Gas Participants, the Employer matching contributions shall equal 50 percent of the first four percent of each such Participant’s Compensation that he elects to defer as salary reduction contributions under Section 4.1(a).

To the extent not applied (1) to restore the accounts of terminated Participants who return to the employ of the Employer before incurring five consecutive one-year Breaks in Service, and who repay to the Plan the amount of the distributions, if any, such Participants received from their Employer Contributions Accounts, Prior Employer Contributions Accounts and Retirement Power Accounts under Section 4.4 due to such Participants’ prior terminations of employment, or (2) to pay the reasonable expenses of the operation of the Plan, including the compensation of personnel employed pursuant to Section 9.4(f), Forfeitures are to be applied to off set the Employer’s Employer matching contributions under this Section 4.1(b).  A Participant shall be considered an eligible Participant under the provisions of this Section 4.1(b) whether or not he is actively employed on the last day of the Plan Year.  All Employer matching contributions shall be deposited in the Trust Fund no later than the date the Employer files its federal income tax forms for the Plan Year with respect to which the matching contributions are made.  If the Plan, or any plan that is merged into this Plan, acquires shares of common stock of Southern Union Company or shares of common stock of any predecessor in interest to Southern Union Company with the proceeds of an Employer Securities Acquisition Loan, the Employer’s obligation to make Employer matching contributions may be satisfied by crediting a Participant’s Employer Contributions Account with shares of Southern Union Company common stock equal in value to the Employer matching contributions.

(c)           Retirement Power Contributions.  Each Plan Year, the Employer shall make, in accordance with the provisions of Articles 13 and 14, Retirement Power Contributions for those groups of Participants described in Articles 13 and 14.

(d)           Contributions and Profits.  Contributions of the Employer need not be made from current or accumulated profits.  In no event, however, shall the Employer contributions for any Plan Year exceed the amount deductible for such Plan Year for income tax purposes as a contribution to the Trust under the applicable provisions of the Code.

4.2           Participant Salary Reduction Agreements.

(a)           Salary Reduction Agreements.  An eligible Employee may elect, in accordance with procedures established by the Committee, to enter into a written salary reduction agreement with the Employer specifying the amount and type of salary reduction contributions (either pre-tax salary reduction contributions, after-tax Roth elective deferral contributions or a specific combination), which will be applicable to all payroll periods thereafter until the election is amended or terminated.  (An after-tax Roth elective deferral contribution is an elective deferral that the Participant irrevocably designates at the time of the cash or deferred election as a Roth elective deferral that is being made in lieu of all or a portion of the pre-tax elective deferrals the Participant is otherwise eligible to make under the Plan, and that the Employer treats as includable in the Participant’s income at the time the Participant would have received that amount in cash if the Participant had not made a cash or deferred election.)  The terms of any such salary reduction agreement shall provide that the Participant agrees to accept a pre-tax or after-tax reduction in salary, as applicable, from the Employer equal to a percentage or portion of his Compensation per payroll period, in accordance with procedures established by the Committee (including the Committee’s procedure, consistent with applicable collective bargaining agreements, permitting an MGE Union Participant who is on workers’ compensation to continue to make, from his Compensation each payroll period, both a matched salary reduction contribution and an unmatched salary reduction contribution, each in a dollar amount equal to his per payroll period salary reduction contributions immediately prior to his period of workers’ compensation).  Salary reduction contributions contributed to the Plan as one type, either pre-tax salary reduction contributions or after-tax Roth elective deferral contributions, may not later be reclassified as the other type.  In accordance with such salary reduction agreement, the Employer will make the appropriate contribution to the Participant’s Tax-Deferred Account or Roth Account, as applicable, in the amount equal to the Participant’s salary reduction contributions made during the Plan Year.  Amounts credited to a Participant’s Tax-Deferred Account or Roth Account shall be 100 percent vested and nonforfeitable at all times.  Unless specifically stated otherwise, after-tax Roth elective deferral contributions will be treated as salary reduction contributions for all purposes under the Plan.

If, after being provided the notice described in the following paragraph, an individual who becomes an Employee for purposes of Section 3.1 on or after January 1, 2007 does not affirmatively elect otherwise in accordance with this paragraph (a), such Employee’s Compensation per payroll period shall be reduced by three percent, which amount shall be contributed to the Plan on his behalf as a pre-tax salary reduction contribution, the Employee shall be deemed to have consented to such pre-tax salary deferral contribution, and the Employee shall be a Participant hereunder.  Such Employee’s Compensation shall continue to be reduced and such salary reduction contributions made to the Plan on his behalf until the Employee elects to change or discontinue the percentage by which his Compensation is reduced by notice to the Employer.

An Employee may affirmatively elect not to have his Compensation reduced in accordance with the preceding paragraph by notice filed with the Employer within a reasonable period ending no later than the date Compensation subject to reduction hereunder becomes available to the Employee.  Prior to the date the Employee first receives Compensation that is subject to reduction hereunder, the Employer shall provide such Employee with a notice explaining the automatic reduction in his Compensation and his right to elect either a different reduction amount or no reduction.  The notice shall describe the procedures for making such an election and the period in which such an election must be made.  In addition, the Employer shall provide annual notices to Employees regarding the amount by which their Compensation is being reduced, and their right to change such percentage or dollar amount by notice to the Employer.

(b)           Terms Governing Salary Reduction Agreements.  Salary reduction agreements shall be governed by the following terms:

(1)           A salary reduction agreement shall apply to each payroll period during which an effective salary reduction agreement is on file with the Employer.

(2)           A salary reduction agreement may be amended by a Participant at any time during the Plan Year to cease the Participant’s salary reduction entirely.  The amendment shall be effective and commence as of the next payroll period after the amendment is executed by the Participant and the Employer or as soon as administratively practicable thereafter.  Prior payroll periods shall not be affected.

(3)           A salary reduction agreement may be amended by a Participant at any time to increase or decrease the amount of salary reduction.  The amendment shall be effective and commence as of the next payroll period after the amendment is executed by the Participant and the Employer or as soon as administratively practicable thereafter.  Prior payroll periods shall not be affected.

(4)           Except as permitted by paragraph (8) of this Section 4.2(b) and Code Section 414(v), a Participant’s salary reduction contributions made pursuant to this Section shall not exceed the dollar limitation for the Plan Year set forth in Code Section 402(g)(1), as it may be adjusted from time to time in accordance with the Code.

(5)           In the event that the dollar limitation provided for in paragraph (4) of this Section 4.2(b) is exceeded, the Committee shall direct the Trustee to distribute such excess amount and any income allocable to such amount to the Participant not later than the first April 15 following the close of the Participant’s taxable year.  If there is a loss allocable to such excess amount, the distribution shall in no event be less than the lesser of the balance in the Participant’s Tax-Deferred Account or the Participant’s salary reduction contributions for the Plan Year.

(6)           In the event that a Participant is also a participant in (A) another qualified cash or deferred arrangement (as defined in Code Section 401(k)), (B) a simplified employee pension (as defined in Code Section 408(k)), or (C) a salary reduction arrangement (within the meaning of Code Section 3121(a)(5)(D)) and the elective deferrals, as defined in Code Section 402(g)(3), made under such other arrangement(s) and this Plan cumulatively exceed the limitations of paragraph (4) of this Section 4.2(b) for such Participant’s taxable year, the Participant may, not later than March 1 following the close of his taxable year, notify the Committee in writing of such excess and request that his salary reduction contributions under this Plan be reduced by an amount specified by the Participant.  Such amount shall then be distributed in the same manner as provided in paragraph (5) of this Section 4.2(b).

(7)           The Employer may amend or revoke its salary reduction agreement with any Participant at any time if the Employer determines that such amendment or revocation is necessary to ensure that a Participant’s Annual Additions for any Plan Year will not exceed the limitations of Section 5.3 or to ensure that the discrimination tests described in Sections 4.6 and 4.7 are met for such Plan Year.

(8)           A Participant who will attain age 50 before the end of a Plan Year may make catch-up salary reduction contributions in accordance with, and subject to the limitations of, Code Section 414(v) for such Plan Year and for each subsequent Plan Year.  Catch-up salary reduction contributions made in accordance with this paragraph (8) and Code Section 414(v) shall not be taken into account for purposes of the Code Section 402(g) and 415 limitations.  Any provision of the Plan to the contrary notwithstanding, Employer matching contributions shall not be made with respect to catch-up salary reduction contributions.  The Plan shall not be treated as failing to satisfy the provisions of the Plan implementing the requirements of Code Section 401(k)(3), 410(b) or 416 as a result of allowing catch-up salary reduction contributions to be made in accordance with this paragraph (8) and Code Section 414(v).

4.3           Employee After-Tax Contributions.  Subject to the limitations of Sections 4.7 and 5.3 and in accordance with procedures established by the Committee, each Plan Year, a Participant may elect to make after-tax contributions to the Plan through payroll deductions.  Such contributions shall be deposited in the Trust as soon as administratively feasible following the payroll period with respect to which the contribution is made.

4.4           Disposition of Forfeitures.  Upon termination of employment, a Participant’s Employer Contributions Account, his Prior Employer Contributions Account and his Retirement Power Account shall be divided into two portions, one representing his vested portion of such Accounts and the other his forfeitable portion of such Accounts.  The vested portion of his Accounts will be distributed pursuant to Section 6.4.  The forfeitable portion, if any, of his Employer Contributions Account, his Prior Employer Contributions Account and his Retirement Power Account shall be treated as a Forfeiture and shall become available for allocation to the Employer Contributions Accounts of other eligible Participants as of the earlier of (a) the end of the Plan Year in which such Participant requests and receives a benefit distribution due to his termination of employment, or (b) the end of the Plan Year in which such Participant incurs five consecutive one-year Breaks in Service.  The Employer Contributions Account, the Prior Employer Contributions Account and the Retirement Power Account of a Participant who is not vested in such Accounts shall be considered to be fully distributed as of the Participant’s employment termination date.  Such available Forfeitures shall be allocated in accordance with Section 4.1(b) as set forth in Section 5.2(c).  For the avoidance of doubt, Forfeitures are to be applied, first, to restore the Employer Contributions Accounts, the Prior Employer Contributions Accounts and the Retirement Power Accounts of terminated Participants in accordance with the following paragraph, second, to pay the reasonable expenses of the operation of the Plan, including the compensation of personnel employed pursuant to Section 9.4(f), and, third, to off set Employer matching contributions under Section 4.1(b).

If a terminated Participant who received a voluntary distribution returns to the employ of the Employer before he has incurred five consecutive one-year Breaks in Service, any amounts forfeited pursuant to the preceding paragraph shall be restored to such Participant’s Employer Contributions Account, his Prior Employer Contributions Account and his Retirement Power Account as of the last day of the Plan Year in which such Participant repays to the Plan the amount of the distribution, if any, he received from his Employer Contributions Account, his Prior Employer Contributions Account and his Retirement Power Account under Section 6.4 due to his previous termination of employment.  The Participant must make such repayment prior to the date on which the Participant incurs five consecutive one-year Breaks in Service.  Repayment shall not be required from Participants who received distributions involuntarily or who were not at least partially vested in their Employer Contributions Accounts, their Prior Employer Contributions Accounts and their Retirement Power Accounts.  Restoration of Accounts shall first be made from available Forfeitures for that Plan Year.  To the extent that such Forfeitures are not sufficient to restore Accounts, the Employer shall contribute the additional required amounts.  Such Employer contributions shall be made without regard to profits.

Forfeitures shall be determined solely by reference to Section 6.1, 6.2 or 6.3, whichever is applicable, and a Participant shall not forfeit any portion of his Accounts for any other reason or cause.

4.5           Rollover Amount From Other Plans.  An Employee may, in accordance with applicable legal requirements, including Code Section 402(c), transfer, or have transferred, to the Trust Fund a rollover distribution from another qualified plan, either directly from the qualified plan or from a conduit IRA, a traditional IRA, a 457 plan of a governmental employer or a 403(b) plan, which may include, in accordance with applicable legal requirements, after-tax contributions and Roth elective deferrals (but only to the extent that the Roth elective deferrals are held in the Participant’s Roth Rollover Contribution Subaccount and are attributable to an applicable retirement plan described in Code Section 402A(e)(1)).  The procedures approved by the Committee shall provide that such a transfer may be made only upon satisfying the following conditions:

(a)           The transfer occurs on or before the 60th day following the Employee’s receipt of the distribution from a plan which meets the requirements of Code Section 401(a) or 403(a); and

(b)           The amount transferred is in cash and is equal to or less than the distribution the Employee received from such plan.

Notwithstanding the foregoing, if an Employee had deposited a distribution previously received from a plan which met the requirements of Code Section 401(a) into an IRA, he may transfer, or have transferred, the amount of such distribution in cash, plus earnings thereon from the IRA, to this Plan, provided such rollover amount is deposited with the Trustee on or before the 60th day following the Employee’s receipt thereof from the IRA.

The Committee shall develop such procedures and may require such information from an Employee desiring to make such a transfer as it deems necessary or desirable to determine that the proposed transfer will meet the requirements of this Section 4.5.  Upon approval by the Committee, the amount transferred shall be deposited in the Trust Fund and shall be credited to the Employee’s Rollover Contribution Account.  Such Account shall be 100 percent vested in the Employee and shall share only in Income allocations in accordance with Section 5.2(a).  Upon termination of employment, the total amount of the Rollover Contribution Account shall be distributed in accordance with Article 6.

4.6           Limitation on Salary Reduction Contributions.  Notwithstanding anything herein to the contrary, in no event may the salary reduction contributions made on behalf of all Highly Compensated Participants who are eligible to participate in the Plan with respect to any Plan Year result in an Actual Deferral Percentage (as defined in the final paragraph of this Section 4.6) for such group of Highly Compensated Participants that exceeds the greater of (a) or (b) where

(a)           is an amount equal to 125 percent of the Actual Deferral Percentage for the immediately preceding Plan Year for all Participants eligible to participate in the Plan other than Highly Compensated Participants; and

(b)           is an amount equal to the sum of (1) two percent and (2) the Actual Deferral Percentage for the immediately preceding Plan Year for all Participants eligible to participate in the Plan other than Highly Compensated Participants, provided that such amount does not exceed 200 percent of such Actual Deferral Percentage.

If, after taking into consideration the salary reduction contributions allocated to the Tax-Deferred Accounts of the Participants for the Plan Year, the initial allocation of salary reduction contributions does not satisfy one of the tests set forth under (a) and (b) of the first paragraph of this Section 4.6 for the Plan Year, the salary reduction contributions of the Highly Compensated Participants shall be reduced to the extent required to meet one of such tests and the excess salary reduction contributions (plus allocable gains and losses as determined below) shall be distributed to the Highly Compensated Participants by March 15 of the following Plan Year, and if not by such March 15 by the last day of the following Plan Year.  In determining the amount of the excess salary reduction contributions and the Highly Compensated Participants to whom the excess salary reduction contributions are to be distributed, the salary reduction contributions of the Highly Compensated Participants shall be reduced in the order of the amounts of their salary reduction contributions beginning with those having the greatest dollar amounts of such salary reduction contributions.  The allocable gains and losses to be distributed with the excess salary reduction contributions shall equal the gains and losses that have been credited to the Participant’s Tax-Deferred Account with respect to such excess salary reduction contributions prior to the distribution of such excess salary reduction contributions.

For purposes of this Section 4.6, the term “Actual Deferral Percentage” with respect to any specified group of Employees for a Plan Year shall mean the average of the ratios (calculated separately for each Employee in such group) of (a) the amount of salary reduction contributions paid to the Trust on behalf of each such Employee for such Plan Year, to (b) the Employee’s Compensation for such Plan Year.

4.7           Limitation on Employer Matching and Employee After-Tax Contributions.  Notwithstanding anything herein to the contrary, in no event may the sum of the Employer matching contributions made on behalf of all Highly Compensated Participants who are eligible to participate in the Plan with respect to any Plan Year and Employee after-tax contributions made by all Highly Compensated Participants who are eligible to participate in the Plan with respect to any Plan Year result in a Contribution Percentage (as defined in the final paragraph of this Section 4.7) for such group of Highly Compensated Participants that exceeds the greater of (a) or (b) where

(a)           is an amount equal to 125 percent of the Contribution Percentage for the immediately preceding Plan Year for all Participants eligible to participate in the Plan other than Highly Compensated Participants; and

(b)           is an amount equal to the sum of (1) two percent and (2) the Contribution Percentage for the immediately preceding Plan Year for all Participants eligible to participate in the Plan other than Highly Compensated Participants, provided that such amount does not exceed 200 percent of such Contribution Percentage.

If, after taking into consideration the Employer matching contributions and the Employee after-tax contributions allocated to the Employer Contributions Accounts and the Deposit Accounts of the Participants for the Plan Year, the initial allocation of the Employer matching contributions and the Employee after-tax contributions does not satisfy one of the tests set forth under (a) and (b) of the first paragraph of this Section 4.7 for the Plan Year, the Employer matching contributions and the Employee after-tax contributions of the Highly Compensated Participants shall be reduced to the extent required to meet one of such tests and the excess Employer matching contributions that are vested in the Participants and the excess Employee after-tax contributions (plus allocable gains and losses as determined below) shall be distributed to the Highly Compensated Participants by March 15 of the following Plan Year and if not by March 15 by the last day of the following Plan Year.  In determining the amount of the excess Employer matching contributions and the excess Employee after-tax contributions and the Highly Compensated Participants to whom such vested excess contributions are to be distributed, the Employer matching contributions and the Employee after-tax contributions of the Highly

Compensated Participants shall be reduced in the order of the amounts of such Employer matching contributions and Employee after-tax contributions beginning with those having the greatest dollar amounts of such Employer matching contributions and Employee after-tax contributions.  The allocable gains and losses to be distributed with the excess Employer matching contributions and the excess Employee after-tax contributions that are vested shall equal the gains and losses that have been credited to the Participant’s Accounts with respect to such excess contributions prior to the distribution of such excess contributions.  The excess Employer matching contributions of the Highly Compensated Participants that are not vested shall be forfeited and allocated as Forfeitures hereunder.  The preceding provisions of this paragraph notwithstanding, the excess Employer matching contributions of the Highly Compensated Participants that are vested shall not be distributed to such Participants, but shall be forfeited and allocated as Forfeitures hereunder.

For purposes of this Section 4.7, the term “Contribution Percentage” with respect to any specified group of Employees for a Plan Year shall mean the average of the ratios (calculated separately for each Employee in such group) of (a) the sum of Employer matching contributions and Employee after-tax contributions paid to the Trust on behalf of each such Employee for such Plan Year, to (b) the Employee’s Compensation for such Plan Year.

4.8           Employer Securities Acquisition Loans.

(a)           Employer Securities Acquisition Loan Provisions.  The Company may direct the Trustee to cause the Plan to enter into an Employer Securities Acquisition Loan.  Any such Employer Securities Acquisition Loan shall satisfy all of the conditions set forth in Section 4.8(b).  Repayments of principal and interest on any such Employer Securities Acquisition Loan shall be made by the Trustee only from Employer matching contributions that are invested in the Employer Company Stock Fund, from earnings attributable to such Employer matching contributions and from any cash dividends received by the Trustee on shares of Southern Union Company common stock held in the Participants’ Accounts.  If such Employer matching contributions, earnings and dividends are insufficient to pay the principal and interest due on an Employer Securities Acquisition Loan for a Plan Year, the Employer shall contribute such amount as is necessary to enable the Plan to pay the unpaid balance of principal and interest due for such year.  If dividends on shares of Southern Union Company common stock which are allocated to Participants’ Accounts are used to repay an Employer Securities Acquisition Loan, shares of Southern Union Company common stock with a fair market value not less than the amount of such dividends shall be allocated to such Participants’ Accounts for the Plan Year in which the dividends would otherwise have been credited to their Accounts.  If shares of Southern Union Company common stock are pledged as collateral for such loan or cannot be allocated in the Plan Year in which it is acquired, there shall be a suspense account in which such stock is held.  For each Plan Year during which there is stock in the suspense account, a number of shares shall be released from the suspense account at least equal to the number of shares held in the suspense account immediately before such release multiplied by a fraction, the numerator of which is the amount of principal and interest paid by the Trustee for the month with respect to the Employer Securities Acquisition Loan and the denominator of which is the sum of the numerator plus the principal and interest to be paid on the Employer Securities Acquisition Loan for all future months (or such greater number as may be permitted under a security agreement pursuant to which the shares in the suspense account are pledged as collateral).  For purposes of the above fraction, no unexercised extension or renewal periods for the Employer Securities Acquisition Loan shall be taken into account.  Alternatively, if the term of the Employer Securities Acquisition Loan does not exceed ten years, shares of Southern Union Company common stock may be released from the suspense account in proportion to principal payments on such Employer Securities Acquisition Loan during the Plan Year if (1) the Employer Securities Acquisition Loan provides for annual payments of principal and interest at a cumulative rate that is not less rapid at any time than level annual payments of such amounts for ten years, and (2) the interest which is disregarded is no more than that which would be treated as interest under standard loan amortization tables.  An Employer Securities Acquisition Loan shall have a repayment period in accordance with Section 4.8(b).  Southern Union Company common stock released from the suspense account shall be allocated to the  Accounts of Participants at the end of the month in which they are released and the allocation shall be done on the basis of the value of the shares at the time of allocation.

(b)           Terms Governing Employer Securities Acquisition Loans.  An Employer Securities Acquisition Loan shall be subject to the following terms and conditions:

(1)           The Employer Securities Acquisition Loan shall be at a reasonable rate of interest and shall have a definitely ascertainable repayment period;

(2)           Any collateral pledged to the creditor by the Plan in connection with an Employer Securities Acquisition Loan shall consist only of the assets purchased with the borrowed funds, although in addition to such collateral, the Employer may guarantee repayment of the Employer Securities Acquisition Loan;

(3)           Under the terms of the Employer Securities Acquisition Loan, the creditor shall have no recourse against the Plan except with respect to such collateral;

(4)           The Employer shall contribute to the Trust amounts sufficient to enable the Plan to pay each installment of principal and interest on the Employer Securities Acquisition Loan on or before the date such installment is due, even if no tax benefit results from such contribution;

(5)           Upon the payment of any portion of the balance on the Employer Securities Acquisition Loan, the assets originally pledged as collateral or held in the suspense account for such portion shall be released from encumbrance; provided, however, that if the assets pledged as collateral or held in the suspense account consist of shares of Southern Union Company common stock, such securities shall be released from the suspense account in accordance with Section 4.8(a); and

(6)           Any earnings on the collateral pledged to the creditor or to any guarantor of the Employer Securities Acquisition Loan by the Plan or held in the suspense account shall be used to repay the Employer Securities Acquisition Loan.

4.9           Dividends on Shares of Southern Union Company Common Stock.  Dividends on allocated and unallocated shares in the Employer Company Stock Fund may be used to make payments on any outstanding Employer Securities Acquisition Loan to the extent required by the loan documents or as directed by the Committee.  The Committee, with respect to the dividends on shares of Southern Union Company common stock which are not used in the manner described in the preceding sentence, in its sole discretion, may retain dividends in the Employer Company Stock Fund, or reinvest such dividends in Southern Union Company common stock.

Any dividends received on unallocated shares of Southern Union Company common stock held in a suspense account pursuant to Section 4.8 or any economic benefits resulting from the application of such dividends, shall be allocated to the Employer Contributions Accounts of Participants (other than Fall River Participants and Providence Participants) as of the last day of the Plan Year.  Such dividends, or any economic benefits resulting from the application of such dividends, shall be allocated as of the last day of the Plan Year according to the ratio that the Compensation of each such Participant (other than a Fall River Participant or a Providence Participant) for the Plan Year bears to the total Compensation of all such Participants (other than Fall River Participants and Providence Participants) for the Plan Year.

Any dividends received on shares of Southern Union Company common stock that are allocated to Participants’ Accounts, or any economic benefits resulting from the application of such dividends, shall be allocated in proportion to the balances in the Participants’ Accounts.  However, if dividends paid on shares of Southern Union Company common stock allocated to a Participant’s Account are used to make payments on an Employer Securities Acquisition Loan, such Participant shall be credited with a number of shares of Southern Union Company common stock released from the loan suspense account as determined under Section 4.8.

4.10           Construction.  This Article is intended to comply with, and shall be construed in all respects, in a manner consistent with the final regulations to Code Sections 401(k) and 401(m).

ARTICLE 5

ALLOCATIONS TO PARTICIPANTS’ ACCOUNTS

5.1           Individual Accounts.  The Committee shall create and maintain adequate records to disclose the interest in the Trust of each Participant.  Such records shall be in the form of individual Accounts, and credits and charges shall be made to such Accounts in the manner described herein.  When appropriate, a Participant shall have the separate Accounts described in Section 2.2.  The maintenance of individual Accounts is solely for accounting purposes, and a segregation of the assets of the Trust Fund to each Account shall not be required.

5.2           Account Adjustments.  The Accounts of Participants shall be adjusted as follows:

(a)           Income.  As of each Valuation Date, the Income of each individual investment option within the Trust Fund shall be allocated to the Accounts of Participants and Beneficiaries who have unpaid balances in their Accounts invested in such option on the Valuation Date in proportion to the balances in such Accounts invested in such option as of the prior Valuation Date but after first reducing each such Account balance by any distributions or withdrawals from the Accounts invested in such option since the prior Valuation Date, after increasing the balance in each Tax-Deferred Account invested in such option by the salary reduction contributions made to such investment option since the prior Valuation Date, and after increasing the balance in each Deposit Account invested in such option by the after-tax contributions made to such investment option since the prior Valuation Date.  Each valuation shall be based on the fair market value of the assets of each individual investment option within the Trust Fund on the Valuation Date.

(b)           Salary Reduction Contributions.  The Employer contributions made pursuant to a salary reduction agreement between a Participant and the Employer as provided under Section 4.2 shall be allocated to such Participant’s Tax-Deferred Account or Roth Account, as applicable, as of each Valuation Date.

(c)           Employer Matching Contributions and Forfeitures.  The Employer’s matching contributions made on behalf of eligible Participants under Section 4.1(b) shall be allocated in accordance with the provisions of Section 4.1(b).  In addition, the Employer’s matching contributions will be trued up with respect to each Participant who is employed by an Employer on the last day of the Plan Year by redetermining the matching contribution to which each such Participant is entitled by applying the applicable matching contribution formula set forth in Section 4.1(b) for such Participant to his annual Compensation, so that each such Participant’s total salary reduction contributions reflected as a percentage of annual Compensation are matched in accordance with the matching contribution formula applicable to such Participant, as set forth in Section 4.1(b).  Forfeitures which have become available for allocation pursuant to Section 4.4 shall be allocated in accordance with the provisions of Section 4.4.

(d)           Employee After-Tax Contributions.  Employee after-tax contributions as provided under Section 4.3 shall be allocated to each affected Participant’s Deposit Account as soon as administratively feasible following the payroll period with respect to which the contribution is made.

5.3           Maximum Additions.  Notwithstanding anything contained herein to the contrary, the total Annual Additions made to the Accounts of a Participant for any Plan Year shall not exceed the lesser of $40,000 or 100 percent of the Participant’s 415 Compensation for such Plan Year, except that such $40,000 shall be increased as permitted by Treasury Regulations to reflect cost-of-living adjustments.

Except as provided in the following paragraph, if the Annual Additions for a Participant exceed the limitations set forth in the first sentence of this Section 5.3, the Committee shall take the following actions, to the extent necessary to reduce the Annual Additions so as not to exceed such limitations.  First, the Participant’s after-tax contributions, together with gains attributable to such contributions, shall be distributed to the Participant.  Second, the Participant’s unmatched salary reduction contributions, together with gains attributable to such contributions, shall be distributed to the Participant.  Third, the Participant’s matched salary reduction contributions, together with gains attributable to such contributions, shall be distributed to the Participant, and in this case, Employer matching contributions attributable to such matched salary reduction contributions, together with gains attributable to such contributions, shall be transferred to the suspense account described in the second following paragraph.  Fourth, Retirement Power Contributions allocated to the Participant’s Retirement Power Account, together with gains attributable to such contributions, shall be transferred to the suspense account described in the second following paragraph.

If the Company maintains a non-qualified supplemental retirement plan that off sets Retirement Power Contributions made to this Plan in arriving at an individual’s supplemental retirement plan benefit, in the case of any individual who is covered both under this Plan and the supplemental retirement plan, if the Annual Additions for the Participant exceed the limitations set forth in the first sentence of this Section 5.3, the Committee shall take the following actions, to the extent necessary to reduce the Annual Additions so as not to exceed such limitations.  First, Retirement Power Contributions allocated to the Participant’s Retirement Power Account, together with gains attributable to such contributions, shall be transferred to the suspense account described in the following paragraph.  Second, the Participant’s after-tax contributions, together, with gains attributable to such contributions, shall be distributed to the Participant.  Third, the Participant’s unmatched salary reduction contributions, together with gains attributable to such contributions, shall be distributed to the Participant.  Fourth, the Participant’s matched salary reduction contributions, together with gains attributable to such contributions, shall be distributed to the Participant, and in this case, Employer matching contributions attributable to such matched salary reduction contributions, together with gains attributable to such contributions, shall be transferred to the suspense account described in the following paragraph.

Amounts transferred to the suspense account shall be applied to reduce Employer matching contributions and Retirement Power Contributions to the Plan before any Employer contributions may be made to the Plan for a particular Plan Year.

Notwithstanding the foregoing, the otherwise permissible Annual Additions for any Participant under this Plan may be further reduced to the extent necessary, as determined by the Committee, to prevent disqualification of the Plan under Code Section 415, which imposes the following additional limitations on the benefits payable to Participants who also may be participating in another tax-qualified pension, profit sharing, savings or stock bonus plan maintained by the Employer or any of the members of the controlled group of employers of which the Employer is a part.

The above limitations are intended to comply with the provisions of Code Section 415 so that the maximum benefits provided by plans of the Employers shall be exactly equal to the maximum amounts allowed under Code Section 415.  If there is any discrepancy between the provisions of this Section 5.3 and the provisions of Code Section 415, the discrepancy shall be resolved in such a way as to give full effect to the provisions of Code Section 415.

5.4           Top-Heavy Provisions.  The following provisions shall become effective in any Plan Year in which the Plan is determined to be a top-heavy plan.

(a)           Determination of Top-Heavy Status.  This Plan shall be a top-heavy plan for any Plan Year in which, as of the Determination Date (as defined in Section 5.4(d)), the Present Value of Accrued Benefits (as defined in Section 5.4(d)) of Key Employees (as defined in Section 5.4(d)) and the sum of the Aggregate Accounts (as defined in Section 5.4(d)) of Key Employees under this Plan and all plans of an Aggregation Group (as defined in Section 5.4(d)), exceed 60 percent of the Present Value of Accrued Benefits and the Aggregate Accounts of all Key Employees and Non-Key Employees (as defined in Section 5.4(d)) under this Plan and all plans of an Aggregation Group.

If a Participant is a Non-Key Employee for a Plan Year, but such Participant was a Key Employee for any prior Plan Year, such Participant’s Present Value of Accrued Benefits and/or Aggregate Account balance shall not be taken into account for purposes of determining whether this Plan is a top-heavy plan for such Plan Year (or whether any Aggregation Group which includes this Plan is a Top-Heavy Group (as defined in Section 5.4(d))).  In addition, if a Participant or former Participant has not performed any services for any Employer maintaining the Plan at any time during the one-year period ending on the Determination Date, any Aggregate Account balance for such Participant or former Participant shall not be taken into account for purposes of determining whether this Plan is a top-heavy plan.

(b)           Minimum Allocations.  For any Plan Year during which the Plan is deemed a top-heavy plan, the following shall apply.

(1)           Except as otherwise provided below, the Employer contributions and Forfeitures allocated on behalf of any Employee who is eligible to participate in the Plan and who is not a Key Employee shall not be less than the lesser of three percent of such Employee’s 415 Compensation, or the largest percentage of Employer contributions and Forfeitures, as a percentage of the Key Employee’s 415 Compensation, allocated on behalf of any Key Employee for that year.  For any top-heavy Plan Year, the minimum allocation set forth above shall be allocated to the Employer Contributions Accounts of all Non-Key Employees who are Participants and who are employed by an Employer on the last day of the Plan Year, including any Non-Key Employee who has (A) failed to complete 1,000 Hours of Service during such Plan Year; (B) declined to make mandatory contributions (if required) to the Plan during such Plan Year; or (C) been excluded from participation because of his level of compensation.

(2)           The term “Employer contributions,” as used in Section 5.4(b)(1), shall include salary reduction contributions and all of an Employer’s contributions.

(c)           Nonduplication of Minimum Allocations.  In lieu of Section 5.4(b) above, in any Plan Year in which a Non-Key Employee is a Participant in both this Plan and a defined benefit pension plan included in a Required Aggregation Group which is top-heavy, the Employer shall not be required to provide such Non-Key Employee with both the full defined benefit plan minimum benefit and the full defined contribution plan minimum allocation.

(d)           Definitions.  For purposes of this Section 5.4, the following words shall have the meanings indicated.

(1)           Aggregate Account.  A Participant’s Aggregate Account as of the Determination Date shall include the following:

(A)           The Participant’s Account balances as of the most recent Valuation Date occurring within a 12-month period ending on the Determination Date;

(B)           An adjustment for any contributions due as of the Determination Date, such adjustment to be in the amount of any contributions actually made after the Valuation Date but on or before the Determination Date, except for the first Plan Year when such adjustment shall also reflect the amount of any contributions made after the Determination Date that are allocated as of a date in that first Plan Year;

(C)           (i) Any Plan distributions made on account of separation from service, death or disability within the one-year period ending on the Determination Date, and (ii) any Plan distributions made for a reason other than separation from service, death or disability within the Plan Year that includes the Determination Date or the four preceding Plan Years; however, in the case of distributions made after the Valuation Date and prior to the Determination Date, such distributions are not included as distributions for top-heavy purposes to the extent that such distributions are already included in the Participant’s Aggregate Account balance as of the Valuation Date;

(D)           Any Employee contributions, whether voluntary or mandatory; however, amounts attributable to tax deductible qualified deductible employee contributions shall not be considered to be a part of the Participant’s Aggregate Account balance;

(E)           With respect to unrelated rollovers and plan-to-plan transfers (ones which are both initiated by the Employee and made from a plan maintained by one employer to a plan maintained by another employer), if this Plan provides the rollovers or plan-to-plan transfers, it shall always consider such rollovers or plan-to-plan transfers as a distribution for the purposes of this Section 5.4(d)(1); if this Plan is the plan accepting such rollovers or plan-to-plan transfers, it shall not consider such rollovers or plan-to-plan transfers as part of the Participant’s Aggregate Account balance; and

(F)           With respect to related rollovers and plan-to-plan transfers (ones either not initiated by the Employee or made to a plan maintained by the same employer),

if this Plan provides the rollover or plan-to-plan transfer, it shall not be counted as a distribution for purposes of this Section 5.4(d)(1); if this Plan is the plan accepting such rollover or plan-to-plan transfer, it shall consider such rollover or plan-to-plan transfer as part of the Participant’s Aggregate Account balance, irrespective of the date on which such rollover or plan-to-plan transfer is accepted.

For purposes of determining whether two employers are to be treated as the same employer in Sections 5.4(d)(1)(E) and (F), all employers aggregated under Code Section 414(b), (c), or (m) are treated as the same employer.

(2)           Aggregation Group.  Aggregation Group means either a Required Aggregation Group or a Permissive Aggregation Group as hereinafter determined.

(A)           In determining a Required Aggregation Group hereunder, each plan of the Employer in which a Key Employee is a Participant during the Plan Year containing the Determination Date or any of the four preceding Plan Years, and each other plan of the Employer which enables any plan in which a Key Employee participates to meet the requirements of Code Section 401(a)(4) or 410, will be required to be aggregated.  Such group shall be known as a Required Aggregation Group.  In the case of a Required Aggregation Group, each plan in the group will be considered a top-heavy plan if the Required Aggregation Group is a Top-Heavy Group.  No plan in the Required Aggregation Group will be considered a top-heavy plan if the Required Aggregation Group is not a Top-Heavy Group.

(B)           The Employer may also include any other plan not required to be included in the Required Aggregation Group, provided the resulting group, taken as a whole, would continue to satisfy the provisions of Code Sections 401(a)(4) and 410.  Such group shall be known as a Permissive Aggregation Group.  In the case of a Permissive Aggregation Group, only a plan that is part of the Required Aggregation Group will be considered a top-heavy plan if the Permissive Aggregation Group is a Top-Heavy Group.  No plan in the Permissive Aggregation Group will be considered a top-heavy plan if the Permissive Aggregation Group is not a Top-Heavy Group.

(C)           Only those plans of the Employer in which the Determination Dates fall within the same calendar year shall be aggregated in order to determine whether such plans are top-heavy plans.

(D)           An Aggregation Group shall include any terminated plan of the Employer if it was maintained within the last five years ending on the Determination Date.

(3)           Determination Date.  Determination Date means the last day of the preceding Plan Year, or in the case of the first Plan Year, the last day of such Plan Year.

(4)           Key Employee.  Key Employee means any Employee or former Employee (including any deceased Employee) who, at any time during the Plan Year that includes the Determination Date, was an officer of the Employer having annual 415

Compensation greater than $130,000 (as adjusted under Code Section 416(i)(1)), a Five Percent Owner of the Employer, or a one-percent owner (as defined in Code Section 416(i)(1)(B)(ii)) of the Employer having annual 415 Compensation of more than $150,000.  The determination of who is a Key Employee will be made in accordance with Code Section 416(i)(1).

(5)           Non-Key Employee.  Non-Key Employee means any Employee or former Employee (and his Beneficiaries) who is not a Key Employee.

(6)           Present Value of Accrued Benefits.  In the case of a defined  benefit plan, a Participant’s Present Value of Accrued Benefits shall be determined under the provisions of the applicable defined benefit plan.

(7)           Top-Heavy Group.  Top-Heavy Group means an Aggregation Group in which, as of the Determination Date, the sum of the Aggregate Accounts and Present Value of Accrued Benefits of Key Employees under all plans included in the group, exceeds 60 percent of a similar sum determined for all Participants in the Aggregation Group.

5.5           Investment of Contributions.  The Trust Fund shall include the Employer Company Stock Fund and Designated Investment Alternatives, which shall include the Employee Company Stock Fund and a self-directed brokerage option, allowing investment among additional investment alternatives.  Except as provided in paragraph (e) below, the ESOP Contributions attributable to a Participant and adjustments relating thereto, shall be invested in the Employer Company Stock Fund.  Under the conditions set forth in the following paragraphs of this Section 5.5, a Participant may direct the Committee to allocate the investment of all or any portion of the Participant’s Accounts attributable to Non-ESOP Contributions, and adjustments relating thereto (except as provided in paragraph (e) below), among the Designated Investment Alternatives.  To the extent that a Participant elects to direct the Committee to invest all or any portion of the Participant’s Accounts attributable to Non-ESOP Contributions, and adjustments relating thereto (except as provided in paragraph (e) below), in shares of Southern Union Company common stock, such portion of the Participant’s Accounts shall be invested in the Employee Company Stock Fund.

(a)           Designated Investment Alternatives.  The portion of the Plan, the assets of which are invested in Designated Investment Alternatives, is intended to constitute a plan described in ERISA Section 404(c), and the fiduciaries of the Plan may be relieved from liability for losses that are the result of investment instructions given by a Participant.

The Plan will offer a broad range of Designated Investment Alternatives so that a Participant can, by allocating his Accounts that are subject to his direction among those alternatives, materially affect the potential return and degree of risk of his portfolio.  At least three of the Designated Investment Alternatives (1) will be diversified; (2) will have materially different risk and return characteristics; (3) will, in the aggregate, enable a Participant by choosing among them to achieve a portfolio with aggregate risk and return characteristics at any point within the range normally appropriate for the Participant; and (4) in combination with each other and with the other Designated Investment Alternatives, will tend, through diversification, to minimize the overall risk of the Participant’s portfolio.

(b)           Information about Designated Investment Alternatives.  Participants shall be provided with a description of the Designated Investment Alternatives and any information regarding each Designated Investment Alternative that is required to be provided under ERISA Section 404(c).

(c)           Investment Instructions.  Each Participant may direct investment of the sums in his Accounts and subject to his direction (as determined in this Section 5.5), or any portion thereof over which he wishes to exercise independent control, among the Designated Investment Alternatives in those percentage increments, and with the frequency (no less frequently than once within any three-month period), from time to time established by the Committee.  The Committee will honor the most recent affirmative election by the Participant as new funds are allocated to a Participant’s Accounts as provided in Section 5.2.

The Committee will not implement instructions that, if carried out, (1) would result in a prohibited transaction described in ERISA Section 406 or Code Section 4975; (2) would generate income that would be taxable to the Plan; (3) would contravene the terms of the Plan; (4) would cause a fiduciary to exercise indicia of ownership of any assets of the Plan outside the jurisdiction of the district courts of the United States other than as permitted by ERISA Section 404(b); (5) would jeopardize the Plan’s tax-qualified status under the Code; (6) could result in a loss in excess of the balance in the Participant’s Accounts; or (7) would result directly or indirectly in a loan to the Company or an affiliate of the Company, or in the sale, exchange or lease of property between the Company or an affiliate of the Company and the Plan (except as provided in Section 4.8 and except for the acquisition or disposition of any interest in a fund, subfund or portfolio managed by the Company or an affiliate of the Company, or the purchase or sale of an interest in the Employee Company Stock Fund or the Employer Company Stock Fund or other qualifying employer security as defined in ERISA Section 407(d)(5)).

(d)           Employee Company Stock Fund and Employer Company Stock Fund.  The Employee Company Stock Fund and the Employer Company Stock Fund shall be invested, and any income therefrom reinvested, solely in shares of Southern Union Company common stock.  More than ten percent of the fair market value of the Trust Fund may be invested in the Employee Company Stock Fund and the Employer Company Stock Fund.  Moneys in the Employee Company Stock Fund and the Employer Company Stock Fund in amounts estimated by the Trustee to be needed for cash withdrawals or in amounts too small to be reasonably invested may be retained by the Trustee in cash.  Likewise, moneys in the Employee Company Stock Fund and the Employer Company Stock Fund may be retained in cash or invested temporarily so as to provide a fixed return during periods when shares of Southern Union Company common stock are not reasonably available for purchase or as the Trustee deems to be for the best interests of the Participants.  Participants shall be entitled to exercise voting, tender and similar rights with respect to their interests in the Employee Company Stock Fund and the Employer Company Stock Fund in accordance with rules and procedures established by the Committee.  Information relating to such matters as well as Participant purchases, holdings and sales of interests in the Employee Company Stock Fund and the Employer Company Stock Fund shall be confidential.  The Trustee shall be responsible for monitoring matters pertaining to the Employee Company Stock Fund and the Employer Company Stock Fund.

(e)           Diversification.  Except as provided in the following paragraph, a Participant may not direct the investment of any portion of his Accounts attributable to ESOP Contributions, and adjustments relating thereto, until the date on which the Participant attains age 55.  Once a Participant attains age 55, the Participant may transfer the investment of those portions of his Accounts attributable to ESOP Contributions, and adjustments relating thereto, from the Employer Company Stock Fund to Designated Investment Alternatives in accordance with procedures established by the Committee.

Notwithstanding the provisions of the immediately preceding paragraph, a PG Energy Participant shall have the right to direct the investment of that portion of his Employer Contributions Account that is attributable to the proceeds of his sale of Pennsylvania Enterprises, Inc. stock back to Pennsylvania Enterprises, Inc. pursuant to its March 11, 1996 offer to purchase such stock.  Notwithstanding the provisions of the immediately preceding paragraph, a Keystone Participant shall have the right to direct the investment of that portion of his Employer Contributions Account that is attributable to matching contributions made on his behalf under the Pennsylvania Division Plan with respect to periods prior to its July 1, 2000 merger into this Plan; provided, however, that a Keystone Participant may not, except as provided in the immediately preceding paragraph, direct the investment of that portion of his Employer Contributions Account that is attributable to Employer matching contributions made on his behalf under this Plan with respect to periods following the July 1, 2000 merger of the Pennsylvania Division Plan into this Plan.  Notwithstanding the provisions of the immediately preceding paragraph, a Valley Union Participant shall have the right to direct the investment of that portion of his Employer Contributions Account that is attributable to Employer matching contributions made on his behalf, regardless of when contributed.  Notwithstanding the provisions of the immediately preceding paragraph, beginning January 1, 2007, a Participant shall have the right to direct the investment of 50 percent of his ESOP Contributions and adjustments relating thereto by transferring such amounts from the Employer Company Stock Fund to Designated Investment Alternatives in accordance with procedures established by the Committee; and beginning January 1, 2008, a Participant shall have the right to direct the investment of 100 percent of his ESOP Contributions and adjustments relating thereto by transferring such amounts from the Employer Company Stock Fund to Designated Investment Alternatives in accordance with procedures established by the Committee.

(f)           Procedures.  The Committee shall adopt such rules and procedures as it deems advisable with respect to all matters relating to the selection and use of Designated Investment Alternatives, provided that all Participants are treated uniformly.

ARTICLE 6

BENEFITS

6.1           Retirement or Disability.  Upon attainment of his Normal Retirement Age, the Participant shall have a fully vested and nonforfeitable right to the entire amount in each of his Accounts.  If a Participant’s employment with the Employers is terminated on or after attaining his Normal Retirement Age, his Early Retirement Age, or at an earlier age because of Disability, he shall be 100 percent vested in, and entitled to receive, the entire amount in each of his Accounts.  Payment of benefits due under this Section 6.1 shall be made in accordance with Section 6.4.  Notwithstanding the preceding provisions of this Section 6.1, a Providence Participant shall be entitled to a distribution of the vested balance, as of April 1, 2003, of all of his accounts under the Providence Plan that were transferred to this Plan effective April 1, 2003, upon attainment of age 65, without regard to whether his employment with the Employers has terminated at such time that he attains age 65.

6.2           Death.  In the event that the termination of a Participant’s employment is caused by his death, his Beneficiary shall be 100 percent vested in, and entitled to receive, the entire amount in each of the Participant’s Accounts.  Payment of benefits due under this Section 6.2 shall be made in accordance with Section 6.4.

6.3           Termination for Other Reasons.  Upon severance from employment for any reason other than following attainment of Normal or Early Retirement Age, Disability or death, and for Corporate Participants and MGE Participants who attain age 70½ prior to January 1, 2000, and for PG Energy Participants and Keystone Participants who attain age 70½ prior to January 1, 2001, and for Valley Participants who attain age 70½ prior to January 1, 2002, and for Fall River Participants who attain age 70½ prior to January 1, 2003, the Participant shall be entitled to receive

(a)           The entire amount credited to his Rollover Contribution Account, if any, plus

(b)           The entire amount credited to his Tax-Deferred Account, if any, and the entire amount credited to his Roth Account, if any, plus

(c)           The entire amount credited to his Deposit Account, if any, plus

(d)           The entire amount credited to his Prior Plan Account, if any, plus

(e)           With respect only to a Valley Participant who was a participant in the Valley Gas Employee Stock Ownership Plan on December 31, 1996, the amount credited to his Employer Contributions Account that is attributable to Employer discretionary contributions under the Valley Plan or Employer profit sharing contributions, if any, under this Plan, plus

(f)           (1)           With respect only to a Providence Participant (because Providence Participants are 100 percent vested in their Employer Contributions Accounts at all times), the entire amount credited to his Employer Contributions Account, if any, plus

(2)           With respect only to an SU Gas Participant, the amount credited to his Employer Contributions Account at the time of the plan-to-plan transfer of the Bass Plan to the Plan, and adjustments relating thereto, the entire amount credited to his Sid Richardson Pre-July 1, 2001 Employer Contributions Account, if any, and the entire amount credited to his Sid Richardson Safe Harbor Matching Contributions Account, if any, plus

(g)           Subject to the provisions of Section 10.4, with respect to any Participant other than a Providence Participant, an amount equal to the balance of his Employer Contributions Account (excluding amounts in his Employer Contributions Account in which he is 100 percent vested under Section 6.3(e) if he is a Valley Participant who was a participant in the Valley Gas Employee Stock Ownership Plan on December 31, 1996, and excluding amounts in his Employer Contributions Account in which he is 100 percent vested under Section 6.3(f)(2) if he is an SU Gas Participant), if any, plus the balance of his Prior Employer Contributions Account, if any, plus the balance of his Retirement Power Account, if any, multiplied by his vested percentage, as determined below:

(1)           For Corporate Participants, Keystone Participants, MGE Non-Union Participants, Panhandle Energy Participants, PG Energy Participants, SU Gas Participants and SUG Participants, such percentage shall be determined according to the following schedule:

Years of Vesting Service	Vested Percentage
Less than 1	0%
1	20%
2	40%
3	60%
4	80%
5 or more	100%

(2)           For Fall River Participants who terminate employment on or after January 1, 2002 and MGE Union Participants, such percentage shall be determined according to the following schedule:

Years of Vesting Service	Vested Percentage
Less than 2	0%
2	20%
3	40%
4	60%
5	80%
6 or more	100%

(3)           Except as provided in Section 6.3(e), for Valley Participants who terminate employment on or after January 1, 2002, such percentage shall be determined according to the following schedule:

Years of Vesting Service	Vested Percentage
Less than 1	0%
1	10%
2	20%
3	40%
4	60%
5	80%
6	100%

Payment of benefits under this Section 6.3 shall be made in accordance with Section 6.4.

6.4           Payment of Benefits.

(a)           Election.  Upon a Participant’s or Beneficiary’s entitlement to payment of benefits under Section 6.1, 6.2 or 6.3, he shall file with the Committee his written election on such form or forms, and subject to such conditions, as the Committee shall provide.  His election shall specify (1) the date he selects for commencement of benefit payments which may be as of the date of his entitlement to benefits or may be a date deferred to the extent provided below, and (2) his selection of the method of payment of his benefits.

(b)           Form of Payment.  Benefits from the Plan may be paid by either of the following methods or a combination thereof

(1)           Delivery of shares of Southern Union Company common stock no greater in number than the whole number of such shares to which the Participant is entitled by virtue of the investments made for his benefit in the Employee Company Stock Fund and the Employer Company Stock Fund which are then being liquidated.

(2)           Payment of cash in a single lump sum.  However, at the election of the Participant or Beneficiary, benefits from the Plan may be paid in substantially equal monthly, quarterly, semiannual or annual payments.  If the Participant’s entire interest is to be distributed in a form other than a lump sum, then the amount to be distributed each year must be at least an amount equal to the quotient obtained by dividing the Participant’s entire interest by the life expectancy of the Participant or the joint and last survivor expectancy of the Participant and his designated Beneficiary.  If a Participant’s benefit is to be distributed to him and his Beneficiary over a period in excess of the Participant’s then life expectancy, then the present value of the payments to be made over the period of the Participant’s then life expectancy must be more than 50 percent of the then present value of the total payments to be made to the Participant and his Beneficiary.  The preceding provisions of this paragraph (2) notwithstanding, no benefits shall be payable in installments if such benefits commence on or after January 1, 2007.

(c)           Time of Payment.

(1)           General.  Unless the Participant elects otherwise, in writing, payment of benefits to the Participant shall be made or commence no later than the 60th day after the end of the Plan Year in which occurs the latest of the following events: (A) the Participant attains Normal Retirement Age, (B) the tenth anniversary of the Participant’s participation in the Plan, or (C) the Participant terminates his service with the Employers.

(2)           Election for Earlier Payment.  The terminated Participant, or his Beneficiary, if applicable, may request payment of benefits prior to the date specified in Section 6.4(c)(1).  Such request shall be made in writing to the Committee.  If such a request is made, the amount of the benefit to be paid shall be such Participant’s vested value of Accounts as of the Valuation Date coincident with or next preceding the date of distribution adjusted for any salary reduction contributions to be made pursuant to Section 4.2, for any after-tax contributions to be made pursuant to Section 4.3 and for any distributions or withdrawals for the Plan Year of termination of employment but not yet allocated.  Payment shall be made within 60 days following the date on which a request for benefits is received by the Committee or as soon as possible thereafter.

(3)           Election for Deferred Payment.  The terminated Participant, or his Beneficiary, if applicable, may request to defer the payment of benefits to a date subsequent to the date specified in Section 6.4(c)(1) but no later than the date specified in Section 6.4(d).  Such request shall be made in writing to the Committee.  If such a request is made, the amount of the benefit to be paid shall be such Participant’s vested value of Accounts as of the Valuation Date elected by the Participant or Beneficiary.  Payment shall be made within 60 days following such Valuation Date or as soon as possible thereafter.

(d)           Latest Distribution Dates.  Notwithstanding any contrary provision of the Plan, other than the final paragraph of this Section 6.4(d), a Participant’s entire interest must be distributed to him no later than the April 1 of the calendar year following the later of (A) the calendar year in which the Participant attains age 70½, or (B) the calendar year in which a Participant retires (provided (B) shall not apply, in the case of a Participant who is a Five Percent Owner).  If the Participant dies before his entire interest has been distributed to him, the entire interest must be distributed by December 31st of the fifth calendar year following the Participant’s death; provided, however, that any portion of a Participant’s interest payable to a

Beneficiary other than the Participant’s surviving spouse must be paid no later than one year after the date of the Participant’s death.

Notwithstanding any contrary provision of the Plan, other than Section 6.4(b), which after January 1, 2007 limits distributions under the Plan to lump sum payments, the Plan will apply the minimum distribution requirements set forth in the Appendix A, which is entitled “Minimum Distribution Requirements” and which is attached hereto.

(e)           Cashout Distributions.  Any other provision of the Plan to the contrary notwithstanding, the Committee may adopt a policy (1) that applies to each Participant whose employment has terminated and whose vested balances in his Accounts do not exceed $5,000 in the aggregate (excluding amounts credited to the Participant’s Rollover Contribution Account), and (2) that provides that such vested balances are to be distributed to the Participant (whether or not the Participant consents to such distribution) as of the next distribution date (which distribution dates for account balances under $1,000 shall occur four times yearly).  Provided however, that in the event of a mandatory distribution greater than $1,000 in accordance with the provisions of the preceding sentence, if the Participant does not elect to have such distribution paid directly to an eligible retirement plan specified by the Participant in a direct rollover or to receive the distribution directly, then the Committee will pay the distribution, at the next distribution date (which distribution dates for account balances greater than $1,000 and less than $5,000 shall occur three times yearly) in a direct rollover to an individual retirement plan designated by the Committee.  The preceding provisions of this paragraph (e) notwithstanding, eligible rollover distributions from a Participant’s Roth elective deferral account are taken into account in determining whether the total amount of the Participant’s account balances under the Plan exceeds $1,000 for purposes of mandatory distributions from the Plan.

6.5           Designation of Beneficiary.  Designation of a Beneficiary or Beneficiaries under the Plan shall be governed by the following rules:

(a)           Designation Procedure.  Subject to the provisions of Section 6.5(b), each Participant from time to time may designate any person or persons (who may be designated primarily, contingently or successively, and who may be an entity other than a natural person) as his Beneficiary or Beneficiaries to whom his Plan benefits will be paid if he dies before receipt of all such benefits.  Each Beneficiary designation shall be in a form prescribed by the Committee, will be effective only when filed with the Committee during the Participant’s lifetime, and may include the Participant’s selection of the method of payment of his benefits to the Beneficiary if the Beneficiary is his Eligible Spouse.  Each Beneficiary designation filed with the Committee will cancel all Beneficiary designations previously filed with the Committee.  The revocation of a Beneficiary designation no matter how effected shall not require the consent of any designated Beneficiary except as provided in Section 6.5(b).

(b)           Spousal Consent.  No Beneficiary designation shall be effective under the Plan unless the Participant’s Eligible Spouse consents in writing to such designation, the Eligible Spouse’s consent acknowledges the effect of such designation, and the Eligible Spouse’s signature is witnessed by a member of the Committee or a notary public.  Notwithstanding the foregoing, spousal consent to a Participant’s Beneficiary designation shall not be required if

(1)           The Eligible Spouse is designated as the only primary Beneficiary by the Participant; or

(2)           It is established to the satisfaction of the Committee that spousal consent cannot be obtained because there is no Eligible Spouse, because the Eligible Spouse cannot be located, or because of such other circumstances as may be prescribed Treasury Regulations.

Any consent by an Eligible Spouse or any determination that the consent is not required pursuant to this Section 6.5(b) shall be effective only with respect to such spouse.

(c)           Lack of Designation.  If any Participant fails to designate a Beneficiary in the manner provided above, or if the Beneficiary designated by a deceased Participant dies before him or before complete distribution of the Participant’s benefits, such Participant’s benefits shall be paid in accordance with the following order of priority:

(1)  to the Participant’s Eligible Spouse, or if there is not one surviving,

(2)  to the Participant’s surviving spouse, or if there is not one surviving,

(3)  to the Participant’s estate.

6.6           Loans to Participants.  The Committee may, at its sole discretion, implement a Participant loan program.  The preceding sentence notwithstanding, the Committee is under no obligation to implement a Participant loan program and in the event such a program is implemented, the Committee may terminate such program at any time.  Any Participant loan program implemented hereunder shall be prudently administered for the exclusive purpose of providing benefits to the Participants and shall be governed by the following provisions, which are intended to satisfy the requirements of DOL Regulation Section 2550.408b-1.

(a)           Administration.  The Participant loan program shall be administered by the Committee.

(b)           Eligibility.  Loans shall be made available to all Participants who are parties in interest (as defined in ERISA Section 3(14)) without regard to race, color, religion, sex, age or national origin.

(c)           Loan Application Procedure.  Any eligible Participant who desires to borrow money from the Plan must apply for a loan.  Such application (whether written or oral) must specify (1) the name and social security number of the prospective borrower, (2) the amount of the proposed loan, (3) an authorization for the repayment of the loan through payroll deductions, (4) a proposed repayment schedule, and (5) any other information that the Committee deems necessary or appropriate for the processing of the loan application.

(d)           Loan Approval.  The Committee shall see that loan applications are evaluated in a uniform and nondiscriminatory manner based only on those factors considered in a normal commercial setting by an entity in the business of making similar types of loans.  Such factors may include the applicant’s creditworthiness and financial need.  Notwithstanding any other provision of this Section 6.6, the Committee shall ensure that loans are available to all Participants on a reasonably equivalent basis and that no aspect of the loan program, including the manner in which loan applications are evaluated, results in discrimination in availability, percentage amount, or terms in favor of Highly Compensated Participants, or in the exclusion of large numbers of Participants from receiving loans under the program.  A loan application shall not be approved hereunder if there is good reason to believe that the applicant has no intention of repaying the loan.  Action in approving or denying a loan application hereunder shall be final.

(e)           Loan Repayment.  Each loan made hereunder shall be repaid in equal installments of principal and interest over a period to be determined by the Committee, but such period shall not exceed five years unless the loan proceeds are used to purchase the principal residence of the Participant, in which case the repayment period shall not exceed 15 years.  All loan installment payments shall be made through payroll deductions with equal installments made each pay period; provided, however, that such installment payments must be made not less frequently than quarterly.

(f)           Loan Purpose.  The intended use of the loan proceeds shall not be considered by the Committee in determining whether the loan application is to be approved or denied.

(g)           Minimum Amount.  No loan shall be made hereunder in an amount less than $1,000 unless the Committee determines that such restriction results in the exclusion of specific Participants from the loan program.

(h)           Maximum Number and Amount. Except with respect to loans transferred to the Plan upon the merger of the Fall River Plans into this Plan, a Participant may have no more than three outstanding loans at a given time.  No loan made hereunder shall exceed the lesser of (1) $50,000, reduced by the highest outstanding balance of the Participant’s loans from the Plan during the one-year period ending on the day before the loan is made, or (2) one-half of the Participant’s nonforfeitable Account balances under the Plan.

(i)           Interest Rate.  All loans made hereunder shall bear interest at a rate which, at the time the loan is approved or renewed, provides a return commensurate with the interest rates charged by persons in the business of lending money for loans which would be made under similar circumstances in the same geographic region in which the Plan is administered.  In the event that the interest rate charged by the Plan is limited by state usury law at a time when rates charged on similar loans by commercial lenders are not so limited, the Committee shall suspend the granting of loans under the Plan until this situation changes.

(j)           Security.  All loans made hereunder shall be secured in a manner that reasonably anticipates that the Plan will not suffer a loss of principal and interest in the event of a default in the loan.  The Plan shall accept no collateral other than a Participant’s nonforfeitable Account balances under the Plan (but not in excess of one-half of such nonforfeitable Account balances calculated at the time the loan is approved).  The funds pledged as security for a loan from the Plan will be drawn first from the Participant’s Rollover Contribution Account, if applicable, then from his Deposit Account, if applicable, then from his Tax-Deferred Account, and finally, to the extent necessary, from the nonforfeitable balances of his Retirement Power Account and Employer Contributions Account, but in no event shall the aggregate amount of the loans to a Participant exceed one-half of his total nonforfeitable Account balances under the Plan.

(k)           Spousal Consent.  In the event a married Participant applies for a loan hereunder, the Committee may, on a uniform and nondiscriminatory basis, require the Participant’s spouse, within the 90-day period before the loan is granted, to consent (in the manner required under Code Section 417(a)(2)(A)) to the loan and to the possible reduction in the Participant’s nonforfeitable Account balances under the Plan in the event of the Participant’s nonpayment of the loan.

(l)           Events of Default.  A loan will be considered to be in default if payment on the loan is delinquent for 90 days or more.

(m)         Effects of Default.  Upon the occurrence of an event of default, as set forth in Section 6.6(l), the Committee shall (1) offset the loan with the portion, if any, of the Participant’s (i) Rollover Contribution Account, (ii) Deposit Account, (iii) Tax-Deferred Account and, to the extent necessary, (iv) the Participant’s nonforfeitable account balances in his Retirement Power Account and Employer Contributions Account pledged as security for the loan, if such benefit is immediately distributable to the Participant under the applicable provisions of the Plan and the Code; and (2) cause the Participant to be deemed to have received a taxable distribution in accordance with Code Section 72(p).  To the extent that the Plan may not foreclose immediately on security held by the Plan upon the occurrence of an event of default, the Committee shall take whatever actions that it deems necessary or appropriate to protect the security pending a foreclosure to prevent a loss of principal or interest from occurring with respect to the loan.

(n)          Distributions to Participant and Beneficiaries.  In the event a Participant dies or terminates employment for another reason before a loan made hereunder is completely repaid, his nonforfeitable Account balances under the Plan, reduced by that portion of such Account balance that is pledged as security for the outstanding loan balance, shall be paid to the Participant or his Beneficiary, as determined in accordance with the provisions of the Plan.  Notwithstanding the foregoing, if a Participant terminates employment with the Company in connection with the Company’s sale of business assets, and elects to make a direct rollover of 100 percent of his account balance under the Plan, including outstanding loan balances, to a plan maintained by the buyer of such business assets or an affiliate of the buyer, in accordance with established procedures, the preceding provisions of this paragraph shall not apply.

(o)           Prohibited Preconditions.  No loan made hereunder shall include as a precondition to its granting, either explicit or implied, any agreement by the borrower to benefit any “party in interest” (as defined in ERISA Section 3(14)) other than the borrower.

(p)           Directed Investments.  Loans that are made under this Section 6.6 shall be considered a directed investment of the Participant.

(q)           Expenses.  All costs and expenses associated with the establishment and maintenance of the loan may be paid by the Company and if not paid by the Company shall be paid by the Participant or deducted from the proceeds of the loan or the Participant’s Account balances under the Plan.

(r)            Modifications.  The Committee may at any time modify any provision contained in this Section 6.6 governing the administration of the loan program by an amendment to this Section 6.6 or by another written document provided that such modification does not cause any loan to fail to meet the requirements of ERISA Section 408(b)(1).

6.7           Withdrawals During Active Employment.

(a)           Hardship.  At any time, a Participant may elect to withdraw, in cash (and to the extent of the investments held for his benefit under the Employee Company Stock Fund and the Employer Company Stock Fund in the Accounts to be withdrawn, in shares of Southern Union Company common stock), up to an amount equal to the sum of his salary reduction contributions credited to his Tax-Deferred Account (less any prior withdrawals of such contributions), and the vested balance of his Employer Contributions Account, his Prior Employer Contributions Account and his Retirement Power Account as of the Valuation Date preceding date of distribution net of amounts used as collateral for loans under Section 6.6; provided, however, that for the avoidance of doubt, at any time following the merger of the Bass Plan into this Plan, an SU Gas Participant may not withdraw amounts credited to his Sid Richardson Safe Harbor Matching Contributions Account.  If a Participant elects a withdrawal, such withdrawal will require the consent of the Committee and such consent shall be given only if, under uniform rules and regulations, the Committee determines that the purpose of the withdrawal is to meet an immediate and heavy financial need of the Participant and the amount of the withdrawal is necessary to satisfy the financial need.  A withdrawal shall be considered necessary to meet an immediate and heavy financial need of the Participant only if it is for (1) expenses for medical care described in Code Section 213(d) previously incurred by the Participant, the Participant’s spouse or any dependents of the Participant (as defined in Code Section 152) or necessary for these persons to obtain medical care described in Code Section 213(d), (2) costs directly related to the purchase of a principal residence for the Participant (excluding mortgage payments), (3) payment of tuition, related educational fees, and room and board expenses for the next 12 months of post-secondary education for the Participant, or the Participant’s spouse, children or dependents (as defined in Code Section 152), (4) payments necessary to prevent the eviction of the Participant from the Participant’s principal residence or foreclosure on the mortgage on that residence, (5) payments for burial or funeral expenses for the Participant’s deceased parent, spouse, children or dependents (as defined in Code Section 152, and, for taxable years beginning on or after January 1, 2005, without regard to Code Section 152(d)(1)(B)), or (6) expenses for the repair of damage to the Participant’s principal residence that would qualify for the casualty deduction under Code Section 165 (determined without regard to whether the loss exceeds ten percent of adjusted gross income).  A withdrawal shall be considered to be necessary to satisfy the financial need only if (1) the withdrawal is not in excess of the amount of the immediate and heavy financial need (including any amounts necessary to pay any federal, state or local income taxes or penalties reasonably anticipated to result from the withdrawal) of the Participant, and (2) the Participant has obtained all distributions other than hardship withdrawals and all non-taxable (at the time of the loan) loans currently available under all plans maintained by the Employers.  If a withdrawal is made on this basis, the Participant may not make salary reduction contributions or employee after-tax contributions to the Plan, or to any other plan maintained by an Employer for a period of six months after receipt of the withdrawal.

(b)           Age 59½.  At any time, if he has attained age 59½, (i) any Participant may elect to withdraw up to an amount equal to the vested balance of his Tax-Deferred Account as of the Valuation Date preceding date of distribution, (ii) a Fall River Participant may elect to withdraw up to an amount equal to the vested balance, as of April 1, 2003, of all of his accounts under the Fall River Plans that were transferred to this Plan effective April 1, 2003, (iii) a Valley Participant may elect to withdraw up to an amount equal to the vested balance, as of March 1, 2001, of all of his accounts under the Valley Plan that were transferred to this Plan effective March 1, 2001, and (iv) an SU Gas Participant may elect to withdraw up to an amount equal to the vested balance, as of the Valuation Date preceding date of distribution, in each of (A) his Sid Richardson Pre-July 1, 2001 Employer Contributions Account, (B) his Sid Richardson Safe Harbor Matching Contributions Account, and (C) his Employer Contributions Account, with all such withdrawals being available without demonstration of financial hardship and without suspension of salary reduction contributions, and with all such withdrawals being available to be made in cash (and to the extent of the investments held for the Participant’s benefit under the Employee Company Stock Fund and the Employer Company Stock Fund in the Accounts to be withdrawn, in shares of Southern Union Company common stock).

(c)           Deposit Account.  At any time, a Participant may elect to withdraw, in cash (and to the extent of the investments held for his benefit under the Employee Company Stock Fund in his Deposit Account, in shares of Southern Union Company common stock), up to an amount equal to his entire Deposit Account balance as of the Valuation Date preceding date of distribution without demonstration of financial hardship and without suspension of salary reduction contributions.

(d)           May 31, 1987 Employer Contributions Account.  At any time, a Participant may elect to withdraw, in cash (and to the extent of the investments held for his benefit under the Employee Company Stock Fund and the Employer Company Stock Fund in the Accounts to be withdrawn, in shares of Southern Union Company common stock), up to an amount equal to his Employer Contributions Account and his Prior Employer Contributions Account under this Plan as of May 31, 1987, plus Income since that date, net of such amounts previously withdrawn.  A Participant may make a withdrawal pursuant to this paragraph only if such Participant’s Employer Contributions Account and his Prior Employer Contributions Account under this Plan were 100 percent vested as of May 31, 1987.

(e)           Rollover Account.  At any time, a Participant may elect to withdraw, in cash (and to the extent of the investments held for his benefit under the Employee Company Stock Fund in his Rollover Account, in shares of Southern Union Company common stock), up to an amount equal to his entire Rollover Account balance without demonstration of financial hardship and without suspension of salary reduction contributions.

(f)           Prior Plan Account.  At any time, a Participant may elect to withdraw, in cash (and to the extent of the investments held for his benefit under the Employee Company Stock Fund in his Prior Plan Account, in shares of Southern Union Company common stock), up to an amount equal to his entire Prior Plan Account balance without demonstration of financial hardship and without suspension of salary reduction contributions.

(g)           Vesting Rule.  If a Participant received a distribution from his Employer Contributions Account, his Prior Employer Contributions Account or his Retirement Power Account at a time when he was less than 100 percent vested in such Accounts (and the Participant may increase the vested percentage of his Accounts by completing additional years of Vesting Service), then at any relevant time, the Participant’s vested portion of his Employer Contributions Account, his Prior Employer Contributions Account and his Retirement Power Account shall be equal to the amount ("X") determined by the formula:

X   =   P(AB+D) - D, where

P    = Vested percentage at the relevant time
AB = Account balance at the relevant time
D    = Amount of the previous distribution

(h)           Sid Richardson Pre-July 1, 2001 Employer Contributions Account.  At any time, an SU Gas Participant, who has completed a combined total of 60 months of participation in the Bass Plan and in this Plan, may elect to withdraw, in cash (and to the extent of the investments held for his benefit under the Employee Company Stock Fund in his Sid Richardson Pre-July 1, 2001 Employer Contributions Account, in shares of Southern Union Company common stock), up to an amount equal to his entire Sid Richardson Pre-July 1, 2001 Employer Contributions Account balance without demonstration of financial hardship and without suspension of salary reduction contributions.  If an SU Gas Participant has completed less than a combined total of 60 months of participation in the Bass Plan and in this Plan, then such Participant may withdraw only that portion of the amount enumerated in the preceding sentence that is attributable to amounts contributed and credited to such account more than 24 months prior to the date of such withdrawal election.

           6.8           Rollover Distributions.

(a)           Rollover Distributions.  Notwithstanding any provision of the Plan to the contrary that would limit the election of a Distributee (as defined below) under this Section 6.8, a Distributee may elect, at the time and in the manner prescribed by the Commmittee, to have any portion of an Eligible Rollover Distribution (as defined below) paid directly to an Eligible Retirement Plan (as defined below) specified by the Distributee in a Direct Rollover (as defined below).

(b)           Definitions.  For purposes of this Section 6.8, the following words shall have the meanings indicated.

(1)           Eligible Rollover Distribution.  An Eligible Rollover Distribution is any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include (A) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee’s designated Beneficiary, or for a specified period of ten years or more; (B) any distribution to the extent such distribution is required under Code Section 401(a)(9); (C) any hardship distribution; or (D) except as provided in the following sentence, the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities). The preceding provisions of this Section 6.8(b)(1) notwithstanding, a portion of a distribution shall not fail to be an Eligible Rollover Distribution merely because the portion consists of after-tax employee contributions that are not includable in gross income; provided, however, that such portion may be transferred only to an IRA or to an individual retirement annuity described in Code Section 408(b), or to a  qualified defined contribution plan described in Code Section 401(a) or 403(a) that agrees to separately account for amounts so transferred, including separately accounting for the portion of such distribution that is includable in gross income and the portion of such distribution that is not so includable.  For the avoidance of doubt, an Eligible Rollover Distribution shall include outstanding loan balances of a Distributee who terminates employment in connection with the Company’s sale of business assets and elects to make a Direct Rollover of the Distributee’s loan balances under the Plan to a plan maintained by the buyer of such business assets or an affiliate of the buyer in accordance with established procedures.  Notwithstanding anything to the contrary herein, a direct rollover of a distribution from a Roth elective deferral account under the Plan will only be made to another Roth elective deferral account under an applicable retirement plan described in Code Section 402A(e)(1) or to a Roth IRA described in Code Section 408A, and only to the extent the rollover is permitted under the rules of Code Section 402(c).  The Plan will not provide for a direct rollover (including an automatic rollover) for distributions from a Participant’s Roth elective deferral account if the amount of the distributions that are eligible rollover distributions are reasonably expected to total less than $200 during a year.  In addition, any distribution from a Participant’s Roth elective deferral account is not taken into account in determining whether distributions from a Participant’s other accounts are reasonably expected to total less than $200 during a year.

(2)           Eligible Retirement Plan.  An Eligible Retirement Plan is an IRA, an individual retirement annuity described in Code Section 408(b) (other than an endowment contract), an annuity plan described in Code Section 403(a), a qualified trust described in Code Section 401(a), an annuity contract described in Code Section 403(b), or an eligible plan under Code Section 457(b) which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for amounts transferred from this Plan, that accepts the Distributee’s Eligible Rollover Distribution.  However, in the case of an Eligible Rollover Distribution to the surviving spouse, an Eligible Retirement Plan is an IRA or individual retirement annuity.

(3)           Distributee.  A Distributee includes an employee or former employee.  In addition, the employee’s or former employee’s surviving spouse and the employee’s or former employee’s spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Code Section 414(p), are Distributees with regard to the interest of the spouse or former spouse.  Furthermore, in accordance with applicable legal requirements, a Distributee includes a non-spouse Beneficiary.

(4)           Direct Rollover.  A Direct Rollover is a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

6.9           Other Benefits.  The Plan shall provide those benefits described in Appendix B, which is entitled “Employees of Pennsylvania-American Water Company,” which is attached hereto and which relates to protected benefits, previously provided under the Pennsylvania Division Plan, to the group of participants described in Appendix B.  In the event of a conflict between the provisions of Appendix B and the other provisions of the Plan, the provisions of Appendix B shall govern.

ARTICLE 7

TRUST AGREEMENT AND TRUST FUND

7.1           Trust Agreement.  The Company has adopted the Trust Agreement in connection with this Plan.  The Trust shall be part of this Plan.  The Trustee shall control and manage the assets of this Plan in accordance with the Plan and Trust, and shall hold, invest and reinvest the same, together with the income thereof.

7.2           Exclusive Benefit of Participants and Beneficiaries.  Except as provided in Section 7.3, all Employer contributions, when made to the Trust Fund, and all property of the Trust Fund, including income from investments and all other sources, shall be retained for the exclusive benefit of Participants or their Beneficiaries.

7.3           Refunds to Employer.  Once contributions are made to the Plan by the Employer on behalf of the Participants, they are not refundable to the Employer unless a contribution

(a)           Was made by mistake of fact; or

(b)           Was made conditioned upon the contribution being allowed as a deduction and such deduction was disallowed.

The permissible refund under (a) must be made within one year from the date the contribution was made to the Plan and under (b) must be made within one year from the date of review of the tax deduction.

ARTICLE 8

FIDUCIARY RESPONSIBILITIES

8.1           Basic Responsibilities.  In accordance with Title I, Section 404 of ERISA, any fiduciary under the Plan, whether specifically designated or not, must

(a)           Discharge all duties solely in the interest of Participants and Beneficiaries and for the exclusive purpose of providing Plan benefits and defraying reasonable administrative expenses;

(b)           Discharge his responsibilities with the care, skill, prudence and diligence a prudent man would use in similar circumstances;

(c)           Except, in accordance with Title I, Section 404(a)(2) of ERISA with respect to portions of the Trust Fund attributable to ESOP Contributions and with respect to the Employer Company Stock Fund, diversify investments so as to minimize the risk of large losses unless, under the circumstances, it is clearly not prudent to diversify; and

(d)           Conform with the provisions of the Plan which govern it.

8.2           Ineligible Persons.  No person who has been convicted of specified crimes enumerated in Title I, Section 411 of ERISA will be permitted to serve as an administrator, officer, trustee, custodian, counsel, agent, employee or consultant to the Plan.

8.3           Liability.  A fiduciary shall be personally liable for losses resulting from a breach of duty, manipulation of Plan assets for personal profit, permitting another person to serve the Plan in violation of Title I, Section 411 of ERISA, knowingly participating in or concealing a violation of another fiduciary if he has knowledge of a violation, or if by his own violation he enables another fiduciary to commit a violation.

8.4           Prohibited Transactions.  A fiduciary must also refrain from engaging in any prohibited transactions as specified in Code Section 4975.

8.5           Indemnification.  The Company shall indemnify each Committee member, as well as any secretary of the Committee who may not be a Committee member, against any liability or loss sustained by reason of any act or failure to act made in good faith, including, but not limited to, those in reliance on certificates, reports, tables, opinions or other communications from the Company, an Employer, agents chosen by the Committee or the Trustee.  Such indemnification shall include attorney’s fees and other costs and expenses reasonably incurred in defense of any action brought by reason of any such act or failure to act.

8.6           Insulation of Fiduciary from Liability for Losses Resulting from a Participant’s Exercise of Control.  This Plan is intended to constitute a plan described by ERISA Section 404(c).  According to Section 404(c), when a Participant exercises control over his own Accounts by directing investment of his Accounts as authorized in Section 5.5 of the Plan, the fiduciary may be relieved of liability under Title I, Part 4 of ERISA for any loss that results from such exercise of control.

ARTICLE 9

ADMINISTRATION OF THE PLAN

9.1           Appointment of Committee.

(a)           The Committee consisting of at least two members shall have responsibility for the administration of the Plan and shall be the Plan Administrator under the Plan within the meaning of ERISA.  The members of the Committee shall be appointed from time to time by the Board and shall signify their acceptance in writing.  Members of the Committee shall serve at the pleasure of the Board, except that a member may resign at any time.  The members of the Committee shall elect a chairman from among themselves.  They shall also elect a secretary who may, but need not be, one of the members of the Committee, and who shall be responsible for maintaining minutes of the Committee meetings and copies of any reports prepared by the Committee.  No member of the Committee shall receive compensation for his service as a Committee member.

(b)           In lieu of appointing a Committee to administer the Plan, the Company may directly perform such function.  In such event, the Company shall be the Plan Administrator of the Plan and shall have all of the powers and duties of the Plan Administrator hereunder.

9.2           Meetings.  The Committee shall hold meetings upon such notice, and at such place or places, and at such intervals as it may from time to time determine, but not less frequently than once each calendar year.

9.3           Quorum.

(a)           A majority of the members of the Committee at any time in office shall constitute a quorum for the transaction of business.  All resolutions or other actions taken by the

Committee shall be by vote of a majority of those present at the meeting of the Committee (including those participating by means of conference telephone or similar communications equipment), or without a meeting by instrument in writing signed by a majority of the members of the Committee.

(b)           A member of the Committee shall be entitled to note his dissent to any action of the Committee either by entry of his dissent in the minutes or by forwarding his written dissent to the secretary of the meeting at or immediately after the meeting.  Such a member shall not be liable for any act or failure to act of the Committee with respect to the subject of such dissent.

9.4           Powers, Duties and Responsibilities of the Committee.  The Committee shall administer the Plan for the exclusive benefit of the Participants and their Beneficiaries and shall have the power to determine all questions arising in connection with the administration, interpretation and application of the Plan.  Any such determination by the Committee shall be conclusive and binding upon all persons.  The Committee may correct any defect, supply any information or reconcile any inconsistency in such manner and to such extent as shall be deemed necessary or advisable to carry out the purpose of the Plan; provided, however, that any interpretation or construction shall be made and applied in a nondiscriminatory manner and shall be consistent with the intent that the Plan shall continue to be a qualified plan under Code Section 401(a) and comply with ERISA.  The Committee shall have such powers and duties as may be necessary to discharge its duties hereunder, including, but not limited to, the power and duty to

(a)           Determine all questions relating to the eligibility of Employees to participate or remain a Participant hereunder;

(b)           Make and enforce such rules and regulations as it shall deem necessary or proper for the efficient administration of the Plan;

(c)           Interpret the Plan and decide any and all matters arising hereunder, including the right to remedy possible ambiguities, inconsistencies or omissions; provided, however, that all such interpretations and decisions shall be applied in a uniform manner to all Employees similarly situated;

(d)           Compute or cause to be computed the amount of benefit which shall be payable to any Participant or Beneficiary in accordance with the provisions of the Plan;

(e)           Authorize disbursements from the Trust Fund;

(f)           Employ such advisors (including but not limited to attorneys and independent public accountants) and such other technical and clerical personnel as may be required in the Committee’s discretion for the proper administration of the Plan;

(g)           Designate, by written instrument maintained in the Company’s files, persons to carry out all or part of the responsibilities of the Committee, such persons to have such authority as may be delegated to them in such instruments;

(h)           Maintain all necessary records for the administration of the Plan;

(i)             Prepare and file, or cause to be prepared and filed, all information and reports to the Internal Revenue Service and the DOL, and to supply such information and notices to Participants, Beneficiaries and others as may be required by applicable federal and state law;

(j)             Assist any Participant regarding his rights, benefits or elections available under the Plan; and

(k)            Review the activities of any person designated to carry out the powers or duties of the Committee;

9.5           Expenses.  The reasonable expenses incident to the operation of the Plan, including the compensation of personnel employed pursuant to Section 9.4(f), may be paid from the Trust Fund, but the Employer, in its discretion, may elect at any time to pay part or all thereof directly.  In the absence of such election, or to the extent that expenses exceed those that the Employer has elected to pay, the Trust Fund shall pay all expenses of the operation of the Plan.  Any such election shall not bind the Employer as to its right to elect, with respect to the same or other expenses at any other time, to have such expenses paid from the Trust Fund.

9.6           Liability of Committee Members.  No member of the Committee shall be liable for any act of omission or commission except as expressly provided by ERISA.

9.7           Benefit Claims and Review Procedures.

(a)           Claim for Benefits.  The Committee shall make all determinations as to the right of any person to a benefit under the Plan.  Any Participant, Beneficiary, or the authorized representative of either, may file a request for benefits under the Plan.  Such request shall be deemed filed when made in writing addressed or hand-delivered to the Committee in care of the Employer.

(b)           Time to Give Notice of Benefit Determination.

(1)           Disability Benefits.  The Committee shall determine the entitlement of each claimant to a benefit because of Disability within a reasonable period of time, but not later than 45 days, after the request is received by the Plan.  This 45-day period may be extended for up to 30 days if the Committee determines that such an extension is necessary due to matters beyond the Plan’s control and if the Committee notifies the claimant before the end of the 45-day period of the circumstances requiring the extension and the date by which the Plan expects to render a decision.  If, prior to the end of the initial 30-day extension period, the Committee determines that, due to matters beyond the control of the Plan, a decision cannot be rendered within that initial 30-day extension period, the period for making the determination may be extended for up to an additional 30 days, provided that the Committee notifies the claimant, prior to the expiration of the initial 30-day extension period, of the circumstances requiring the extension and the date as of which the Plan expects to render a decision.  Any notice of extension shall specifically explain the standards upon which entitlement to a benefit because of Disability is based, the unresolved issues that prevent a decision on the claim, and the additional information needed to resolve those issues, and the claimant shall be afforded at least 45 days within which to provide the specified information.

(2)           Benefits Other Than Disability Benefits.   The Committee shall determine the entitlement of each claimant to any benefit other than a benefit because of Disability within a reasonable period of time, but not later than 90 days, after the request is received by the Plan unless the Committee determines that special circumstances require an extension of time for processing the claim. In such event, written notice of the extension shall be furnished to the claimant prior to the expiration of such 90-day period.  In no event may an extension exceed an additional 90 days from the expiration of the end of the initial 90-day period.  Any such extension notice shall indicate the special circumstances requiring the extension of time and the date by which the Committee expects to render its decision.

(c)           Manner and Content of Notice of Benefit Determination.

(1)           Disability Benefits. In the event that a claimant’s request for benefits because of Disability is denied in whole or in part, such claimant shall be furnished with a written notice of the Committee’s decision which sets forth (A) the specific reason or reasons for the adverse determination; (B) reference to the specific Plan provisions upon which the determination is based; (C) a description of any additional material or information necessary for the claimant to perfect his claim and an explanation of why any such material or information is necessary; (D) a description of the Plan’s review procedures and the time limits applicable to such procedures, including a statement of the claimant’s right to bring a civil action under ERISA Section 502(a) following an adverse benefit determination on review; (E) if an internal rule, guideline, protocol or other similar criterion was relied upon in making the adverse determination, either the specific rule, guideline, protocol or other similar criterion; or a statement that such a rule, guideline, protocol or other similar criterion was relied upon in making the adverse determination and that a copy of such rule, guideline, protocol or other criterion will be provided, free of charge, to the claimant upon request; and (F) if the adverse determination was based on a medical necessity or experimental treatment or similar exclusion or limit, either an explanation of the scientific or clinical judgment for the determination, applying the terms of the Plan to the claimant’s medical circumstances, or a statement that such explanation will be provided, free of charge, upon request.

(2)           Benefits Other Than Disability Benefits.  In the event that a claimant’s request for any benefit other than a benefit because of Disability is denied in whole or in part, such claimant shall be furnished with a written notice of the Committee’s decision which sets forth (A) the specific reason or reasons for the adverse determination; (B) reference to the specific Plan provisions upon which the determination is based; (C) a description of any additional material or information necessary for the claimant to perfect his claim and an explanation of why any such material or information is necessary; and (D) a description of the Plan’s review procedures and the time limits applicable to such procedures, including a statement of the claimant’s right to bring a civil action under ERISA Section 502(a) following an adverse benefit determination on review.

(d)           Request for Review of Adverse Benefit Determination.

(1)           Disability Benefits.  Any claimant whose request for a benefit because of Disability is denied in whole or in part by the Committee shall be entitled to request the Committee to give further consideration to his claim by filing, within 180 days following the claimant’s receipt of notice of the adverse benefit determination, with the Committee (either by himself or through his authorized representative) a written request for a review.  The claimant desiring a review may submit written comments, documents, records and other information relating to the claim for benefits, regardless of whether such information was submitted or considered in the initial benefit determination, to the Committee for its consideration; and shall be provided, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant to the claimant’s claim for benefits.  The review shall not afford deference to the initial adverse benefit determination and shall be conducted by the Committee and not by any individual, or his subordinate, who made the initial adverse benefit determination.  If the adverse benefit determination was based in whole or in part on a medical judgment, including determination with regard to whether a particular treatment, drug or other item is experimental, investigational, or not medically necessary or appropriate, in conducting the review, the Committee shall consult with a health care professional who has appropriate training and experience in the field of medicine involved in the medical judgment.  Such health care professional shall not be the individual, or his subordinate, who was consulted in connection with the initial adverse benefit determination.  If, in connection with the initial adverse benefit determination, the Plan obtained the advice of medical or vocational experts, the Committee shall identify such experts, regardless of whether such experts’ advice was relied upon in making the initial adverse benefit determination. The Committee, in its sole discretion, may request a meeting to clarify any matters which it deems appropriate.

(2)           Benefits Other Than Disability Benefits.  Any claimant whose request for any benefit other than a benefit because of Disability is denied in whole or in part by the Committee shall be entitled to request the Committee to give further consideration to his claim by filing, within 60 days following the claimant’s receipt of notice of the adverse benefit determination, with the Committee (either by himself or through his authorized representative) a written request for a review.  The claimant desiring a review may submit written comments, documents, records and other information relating to the claim for benefits, regardless of whether such information was submitted or considered in the initial benefit determination, to the Committee for its consideration; and shall be provided, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant to the claimant’s claim for benefits.  The Committee, in its sole discretion, may request a meeting to clarify any matters which it deems appropriate.

(e)           Time to Give Notice of Decision on Review.

(1)           Disability Benefits.  If a request for review is filed within the time period described in Section 9.7(d)(1), the Committee shall promptly consider such request in accordance with Section 9.7(d)(1) and shall render its decision within a reasonable period of time, but not later than 45 days, after the Plan’s receipt of the request for review, unless the Committee determines that special circumstances (such as the need to hold a hearing) require an extension of time for processing.  If the Committee determines that an extension of time for processing is required, written notice of the extension shall be furnished to the claimant prior to the termination of the initial 45-day period.  In no event shall such extension exceed a period of 45 days from the end of the initial 45-day period.  The extension notice shall indicate the special circumstances requiring an extension of time and the date by which the Plan expects to render the determination on review.

(2)           Benefits Other Than Disability Benefits.  Except as provided in the following paragraph, if a request for review is filed within the time period described in Section 9.7(d)(2), the Committee shall promptly consider such request in accordance Section 9.7(d)(2) and shall render its decision within a reasonable period of time, but not later than 60 days, after the Plan’s receipt of the request for review, unless the Committee determines that special circumstances (such as the need to hold a hearing) require an extension of time for processing.  If the Committee determines that an extension of time for processing is required, written notice of the extension shall be furnished to the claimant prior to the termination of the initial 60-day period.  In no event shall such extension exceed a period of 60 days from the end of the initial 60-day period.  The extension notice shall indicate the special circumstances requiring an extension of time and the date by which the Plan expects to render the determination on review.

In the event that at the time such a request for review is filed, the Committee has established a practice of holding regularly scheduled meetings on at least a quarterly basis, such decision shall be made at the next ensuing regular meeting unless the request for review is filed within 30 days preceding the date of such meeting.  In such event, a decision may be made by the Committee no later than the date of the second ensuing regularly scheduled meeting following the receipt of the request for review, unless special circumstances require a further extension of time for processing.  If special circumstances (such as the need to hold a hearing) require a further extension of time for processing, a benefit determination shall be rendered not later than the third meeting of the Committee following the receipt of the request for review.  If special circumstances require an extension, the Committee shall provide the claimant with written notice of the extension, describing the special circumstances and the date as of which the benefit determination will be made, prior to the commencement of the extension.  The Committee shall notify the claimant, in accordance with Section 9.7(f)(2), of the benefit determination as soon as possible but no later than five days after the benefit determination is made.

(f)           Manner and Content of Notice of Decision on Review.

(1)           Disability Benefits.  The claimant shall be furnished with a written notice of the Committee’s benefit determination on review, within the time periods set forth in Section 9.7(e)(1), which sets forth (A) the specific reason or reasons for adverse determination; (B) reference to the specific Plan provisions upon which the determination is based; (C) a statement that the claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant to his claim; (D) a statement of the claimant’s right to bring a civil action under ERISA Section 502(a); (E) if an internal rule, guideline, protocol or other similar criterion was relied upon in making the adverse determination, either the specific rule, guideline, protocol, or other similar criterion; or a statement that such a rule, guideline, protocol or other similar criterion was relied upon in making the adverse determination and that a copy of such rule, guideline, protocol or other criterion will be provided free of charge to the claimant upon request; (F)  if the adverse benefit determination was based on a medical necessity or experimental treatment or similar exclusion or limit, either an explanation of the scientific or clinical judgment for the determination, applying the terms of the Plan to the claimant’s medical circumstances, or a statement that such explanation will be provided free of charge upon request; and (G) the following statement: “You and your plan may have other voluntary alternative dispute resolution options such as mediation.  One way to find out what may be available is to contact your local U.S. Department of Labor Office and your state insurance regulatory agency.”

(2)           Benefits Other Than Disability Benefits.  The claimant shall be furnished with a written notice of the Committee’s benefit determination on review, within the time periods set forth Section 9.7(e)(2), which sets forth (A) the specific reason or reasons for adverse determination; (B) reference to the specific Plan provisions upon which the determination is based; (C) a statement that the claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant to his claim; and (D) and a statement of the claimant’s right to bring a civil action under ERISA Section 502(a).

9.8           Reliance on Reports and Certificates.  The Committee shall be entitled to rely conclusively upon all valuations, certificates, opinions and reports which may be furnished by an accountant, counsel, the Company, an Employer or other person who is employed or engaged for such purposes.

9.9           Committee Member’s Own Benefits.  No member of the Committee may act, vote or otherwise influence a decision of the Committee specifically relating to his own benefits under the Plan.

ARTICLE 10

AMENDMENT OR TERMINATION

10.1           Amendment or Termination.  The Company hopes and expects to continue the Plan indefinitely.  Nevertheless, the Company reserves the right to terminate, modify, alter or amend the Plan, including the right to amend the Plan to ensure its continued qualification under applicable law.  No amendment shall have the effect of diverting the whole or any part of the principal or income of the Trust Fund to purposes other than the exclusive benefit of Participants or their Beneficiaries.  A modification, alteration or amendment of the Plan may affect present and future Employees or Participants, but may not reduce the Accounts of any Participant.  The computation of a Participant’s nonforfeitable percentage of his interest under the Plan shall not be reduced as the result of any direct or indirect amendment to a vesting schedule under the Plan.

In the event a vesting schedule under the Plan is amended, any Participant who has been credited with three or more years of Vesting Service may elect to have his nonforfeitable percentage computed under the Plan without regard to such amendment.

10.2           Mergers, Consolidations and Transfers.  The Plan shall not be automatically terminated upon the Company’s acquisition by and/or merger into any other company, but the Plan shall be continued after such merger provided the successor company agrees to continue the Plan.  All rights to amend, modify, suspend or terminate the Plan shall be transferred to the successor company, effective as of the date of the merger.

The merger or consolidation with, or transfer of assets and liabilities to, any other qualified plan shall be permitted only if the benefit each Plan Participant would receive if the Plan were terminated immediately after such merger or consolidation, or transfer of assets and liabilities, would be at least as great as the benefit he would have received had the Plan been terminated immediately before any such transaction.

10.3           Discontinuance of Contributions.  The agreement to make contributions to the Plan may be terminated at any time by a resolution adopted by the Board.

10.4           Vesting Upon Termination, Partial Termination or Discontinuance of Contributions.  In the event of termination or partial termination of the Plan, or in the event of a permanent discontinuance of contributions to the Plan by an Employer, the Accounts of all affected Participants as of the date of such termination, partial termination or discontinuance shall become 100 percent vested and nonforfeitable.  Upon such event, the assets of the Trust shall otherwise be held and administered by the Trustee for the benefit of the Participants in the same manner and with the same powers, rights, duties and privileges herein prescribed until the Trust has been fully distributed pursuant to the provisions of Article 6.  In recognition of the partial termination provision set forth in this Section 10.4 and in accordance with agreements that the Company entered into with the purchaser of its Texas assets on October 16, 2002, with the purchaser of its Pennsylvania assets on January 26, 2006 and with the purchaser of its Rhode Island assets on February 15, 2006, affected Participants whose employment was transferred to the purchaser or one of its affiliates became 100 percent vested in their Accounts at the time such transfer.  In addition, Panhandle Energy Participants whose employment was transferred to the Company’s affiliate, Transwestern Pipeline Company, LLC, in connection with the December 1, 2006 transaction that resulted in a change in ownership of Transwestern Pipeline Company, LLC, became fully vested in their Accounts effective December 1, 2006.

10.5           Option To Distribute Assets.  The Board may, at the time of terminating the agreement of an Employer to make contributions hereunder, or at any time thereafter, direct the Trustee to distribute all of the assets of the Plan attributable to the Participants and Beneficiaries of such Employer at the time given in the Board’s direction to the Trustee.

ARTICLE 11

GENERAL PROVISIONS

11.1           No Guarantee of Employment.  The Plan shall not be deemed to constitute a contract between an Employer and any Employee or to be consideration or inducement for the employment of any Employee by an Employer.  Nothing contained in the Plan shall be deemed to give any Employee the right to be retained in the service of an Employer or to interfere with the rights of an Employer to discharge the Employee at any time.

11.2           Payments to Minors and Incompetents.  If the Committee determines that any person to whom a payment is due hereunder is unable to care for his affairs because of physical or mental disability or because he is a minor, the Committee shall have the authority to cause the payments to be made to such person’s guardian or legal representative without responsibility of the Committee, the Employer or the Trustee to see to the application of such payments.  Payments made pursuant to such authority shall operate as a complete discharge of the obligations of the Committee, the Employer, the Trustee and the Trust.

11.3           Non-Alienation of Benefits.  Except as provided in Section 6.6 and except with respect to federal income tax withholding, benefits payable under the Plan shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, garnishment, encumbrance, charge, execution, levy, or pledge of any kind, either voluntary or involuntary, including any such liability which is for alimony or other payments for the support of a spouse or former spouse or for any other relative of the Employee, prior to actually being received by the person entitled to the benefit under the terms of the Plan; and any attempt to anticipate, alienate, sell, transfer, assign, garnish, encumber, charge, or otherwise dispose of any right to benefits payable hereunder, shall be void.  The Trust Fund shall not in any manner be liable for or subject to the debts, contracts, liabilities, engagements or torts of any person entitled to benefits hereunder.

Notwithstanding the preceding paragraph, the Committee may direct the Trustee to comply with a qualified domestic relations order that satisfies the requirements of Code Section 414(p), and any provision of the Plan to the contrary notwithstanding, as permitted by Treasury Regulation Section 1.401(a)-13(g)(3), distributions from the Plan to an alternate payee under such an order may be made as soon as administratively feasible following the date on which a judgment, decree or order is determined to be a qualified domestic relations order.  Following such determination, to the extent that a distribution is not immediately made to the alternate payee, the Committee shall establish an account in the name of the alternate payee for the interest set aside to the alternate payee, and shall permit the alternate payee to direct the investment of the alternate payee’s account to the extent permitted under the provisions of Section 5.5.

11.4           Evidence of Survivor.  If the Committee or the Trustee with the assistance of the Committee cannot make payment of any amount to a Participant or Beneficiary within five years after such amount becomes payable because the identity or whereabouts of such Participant or Beneficiary cannot be ascertained, the Committee, at the end of such five-year period, may direct that all unpaid amounts which would have been payable to such Participant or Beneficiary be treated as a Forfeiture as provided for in Section 4.4.

11.5           Governing Law.  The provisions of the Plan shall be construed and enforced according to the laws of the State of Texas, except to the extent that such laws are preempted by applicable federal law.

11.6           Uniform Administration.  Whenever in the administration of the Plan any action by the Company, the Employer or the Committee is required with respect to the eligibility or classification of Employees or the determination or payment of benefits, such action shall be uniformly applied to all persons similarly situated.

11.7           Source of Payments.  Benefits under this Plan shall be payable only out of the Trust, and the Employer shall not have any legal obligation, responsibility or liability to make any direct payment of benefits due under the Plan.  Neither the Company, the Employer nor the Trustee makes any guarantee to Participants or Beneficiaries against the loss or depreciation in the value of the Trust or guarantees the payment of any benefits hereunder.  No person shall have any right under the Plan with respect to the Trust, or against the Trustee, the Company, the Employer, the Committee, or any employee, director or member of the Trustee, the Company,  the Employer or the Committee, except as specifically provided herein.

11.8           Construction.  Any words herein used in the masculine shall be read and construed in the feminine where they would so apply.  Words in the singular shall be read and construed as though used in the plural in all cases where they would so apply.  Words in the plural shall be read and construed as though used in the singular in all cases where they would so apply.

ARTICLE 12

SUBSIDIARIES

12.1           Termination of Participation by Other Employers.  Any participating Employer other than the Company (including a wholly owned subsidiary of the Company) may withdraw from the Plan and Trust at any time without affecting any other Employer not withdrawing by complying with the provisions of Section 12.2.  In addition, the Company may, in its absolute discretion, terminate any Employer’s participation in the Plan at any time when, in the

Company’s judgment, such Employer is failing or refusing to discharge its obligations under the Plan.

12.2           Termination Rights of Other Employers.  Any Employer other than the Company shall have the right, by action of its Board of Directors, to terminate this Plan at any time insofar as it relates to its own Employees; and from and after any such termination, the rights of all Participants who are Employees of such Employer shall be nonforfeitable.  Any such action shall be evidenced by written instrument executed in the name of the terminating Employer under its corporate seal by its proper officer or officers thereunto duly authorized and shall be effective upon delivery by such Employer of an executed copy of such instrument to the Company and to the Trustee.  The rights of the Company to terminate this Plan are provided for in Article 10.

ARTICLE 13

RETIREMENT POWER CONTRIBUTIONS IMPLEMENTED JANUARY 1, 1999

13.1           Retirement Power Contributions Implemented January 1, 1999.  Beginning January 1, 1999, Retirement Power Contributions, consisting of Participant-Directed Retirement Power Contributions described in Section 13.3(a) and Other Retirement Power Contributions described in Section 13.3(b), shall be made to the Plan in accordance with the provisions of Section 13.3.

13.2           Eligibility for Retirement Power Contributions.

(a)           MGE Union Employees.  An Employee who is designated on the books of the Company as being employed in the Company’s MGE Division and as being subject to a collective bargaining agreement (hereinafter, in this Section 13.2(a), an “MGE Union Employee”) shall not receive Retirement Power Contributions under Section 13.3; provided, however, (1) that such an MGE Union Employee (A) who was an Employee of the Company (rather than an Employee of an Employer other than the Company) on December 31, 1998, (B) who ceases to be designated on the books of the Company as being employed in the Company’s MGE Division and as being subject to a collective bargaining agreement, and (C) who is employed by the Company, shall receive Retirement Power Contributions under Section 13.3 with respect to the compensation (as determined under Section 13.3(c)(4) or 13.3(c)(5), as applicable) that is paid to him during the period of time that he is employed by the Company and is not designated on the books of the Company as being employed in the Company’s MGE Division and as being subject to a collective bargaining agreement; and (2) if such an MGE Union Employee who becomes eligible for Retirement Power Contributions under clause (1) of this Section 13.2(a) terminates employment with the Company after December 31, 1998, and later returns to employment with the Company, upon his return to employment, such Employee shall receive Retirement Power Contributions under Section 13.3, based on the compensation (as determined under Section 13.3(c)(4) or 13.3(c)(5), as applicable) that is paid to him during the period of time that he is employed by the Company and is not designated on the books of the Company as being employed in the Company’s MGE Division and as being subject to a collective bargaining agreement, only if (A) he was laid off by the Company, as reflected on the books of the Company, and (B) he returns to employment with the Company within 12 months of the date that he was laid off.

(b)           New Employees.  Except as provided in Article 14, an individual who, for the first time, becomes an Employee on or after January 1, 1999 shall not receive Retirement Power Contributions under the Plan.

(c)           Other Employees.  Except as provided in the final sentence of this Section 13.2(c), an individual (1) who is not an Employee who is designated on the books of the Company as being employed in the Company’s MGE Division and as being subject to a collective bargaining agreement, and (2) who is an Employee of the Company (rather than an Employee of an Employer other than the Company) on December 31, 1998 shall receive Retirement Power Contributions under Section 13.3; provided, however, if he terminates employment with the Company after December 31, 1998, and later returns to employment with the Company, upon his return to employment, such Employee shall receive Retirement Power Contributions under Section 13.3 only if (1) he was laid off by the Company, as reflected on the books of the Company, and (2) he returns to employment with the Company within 12 months of the date that he was laid off.  Except as provided in the final sentence of this Section 13.2(c), an individual (1) who is not an Employee who is designated on the books of the Company as being employed in the Company’s MGE Division and as being subject to a collective bargaining agreement, (2) who was an Employee of the Company (rather than an Employee of an Employer other than the Company) who was laid off by the Company, as reflected on the books of the Company, on or after January 2, 1998, and (3) who returns to employment with the Company within 12 months of the date that he was laid off shall receive Retirement Power Contributions under Section 13.3, and if such Employee later terminates employment with the Company and then returns to employment with the Company, upon his return to employment with the Company, such Employee shall receive Retirement Power Contributions under Section 13.3 only if (1) he was laid off by the Company, as reflected on the books of the Company, and (2) he returns to employment with the Company within 12 months of the date that he was laid off.  The preceding provisions of this Section 13.2(c) notwithstanding, if an Employee who is eligible to receive Retirement Power Contributions under this Section 13.2(c) thereafter becomes an Employee who is designated on the books of the Company as being employed in the Company’s MGE Division and as being subject to a collective bargaining agreement, he shall not receive Retirement Power Contributions under Section 13.3 with respect to the compensation (as determined under Section 13.3(c)(4) or 13.3(c)(5), as applicable) that is paid to him during the period of time that he is designated on the books of the Company as being employed in the Company’s MGE Division and as being subject to a collective bargaining agreement.

13.3           Level of Retirement Power Contributions.

(a)           Participant-Directed Retirement Power Contributions.  For each Plan Year beginning on or after January 1, 1999, the Company shall contribute to the Plan, on behalf of each Employee who is eligible to receive Retirement Power Contributions under Section 13.2, Participant-Directed Retirement Power Contributions equal to the percentage of the Employee’s

“compensation” that is determined under the following table, based on the definitions set forth in Section 13.3(c).

Sum of Eligible Employee’s “Age” Plus “Years of Service”	Percentage of Eligible Employee’s “Compensation” to be Contributed to Plan As Participant-Directed Retirement Power Contributions

0.000 - 39.999	2.5%
40.000 - 42.499	3.0%
42.500 - 44.999	3.5%
45.000 - 47.499	4.0%
47.500 - 49.999	4.5%
50.000 - 52.499	5.0%
52.500 - 54.999	5.5%
55.000 - 57.499	6.0%
57.500 - 59.999	6.5%
60.000 - 62.499	7.0%
62.500 or greater	7.5%

An eligible Employee’s Participant-Directed Retirement Power Contribution percentage determined under the preceding table shall not change from Plan Year to Plan Year.

(b)           Other Retirement Power Contributions.  For each Plan Year beginning on or after January 1, 1999, the Company shall contribute to the Plan, on behalf of each Employee who is eligible to receive Retirement Power Contributions under Section 13.2, Other Retirement Power Contributions equal to one percent of the Employee’s “compensation,” as defined in Section 13.3(c), for the Plan Year.

(c)           Definitions.  For purposes of Sections 13.3(a) and 13.3(b), the following words shall have the meanings indicated.

(1)           Age.  The Employee’s age in years and partial years, rounded to the third decimal place, as of December 31, 1998.

(2)           Years of Service for MGE Employees.  With respect to Employees who, on December 31, 1998, are designated on the books of the Company as being employed in the Company’s MGE Division, (A) the Employee’s years and partial years, rounded to the third decimal place, as of December 31, 1998, of “Credited Service,” as determined under the provisions of Plan B (specifically including the provisions of Section B4.2 thereof) that were in effect as of December 31, 1998, plus (B) 100 percent of the period equivalent to the Employee’s accumulated unused sick leave, expressed in years and partial years and rounded to the third decimal place, reflected on the books of the Company as of August 1, 1998 (or in the case of an

Employee who, on December 31, 1998, was designated on the books of the Company as being employed in the Company’s MGE Division and as being subject to a collective bargaining agreement, and who later becomes eligible for Retirement Power Contributions under clause (1) of Section 13.2(a), 100 percent of the period equivalent to the Employee’s accumulated unused sick leave, expressed in years and partial years and rounded to the third decimal place, reflected on the books of the Company as of December 31, 1998).

(3)           Years of Service for Other Employees.  With respect to Employees who, on December 31, 1998, are not designated on the books of the Company as being employed in the Company’s MGE Division, (a) the Employee’s years and partial years, rounded to the third decimal place, as of December 31, 1998, of “Benefit Service,” as determined under the provisions of Plan A (specifically including the provisions of Section A3.2 thereof) that were in effect as of December 31, 1998, plus (b) 100 percent of the period equivalent to the Employee’s accumulated unused sick leave, expressed in years and partial years and rounded to the third decimal place, reflected on the books of the Company as of August 1, 1998.

(4)           Compensation for MGE Employees.  With respect to Employees who are designated on the books of the Company as being employed in the Company’s MGE Division, for each Plan Year, the Employee’s “Earnings,” as of the first day of the Plan Year, as determined under the provisions of Plan B (specifically including the provisions of Section B2.11 thereof) that were in effect as of December 31, 1998.

(5)           Compensation for Other Employees.  With respect to Employees who are not designated on the books of the Company as being employed in the Company’s MGE Division, the Employee’s Compensation, as determined under the provisions of Section 2.11.

ARTICLE 14

RETIREMENT POWER CONTRIBUTIONS IMPLEMENTED AFTER JANUARY 1, 1999

14.1           Retirement Power Contributions Implemented After January 1, 1999.  Beginning January 1, 2002, Retirement Power Contributions, consisting of Participant-Directed Retirement Power Contributions described in Section 14.2(b)(1) and Other Retirement Power Contributions described in Section 14.2(b)(2), shall be made to the Plan, on behalf of each Affected Pennsylvania Participant, in accordance with the provisions of Section 14.2.  Beginning January 1, 2003, Retirement Power Contributions, consisting entirely of Participant-Directed Retirement Power Contributions described in Section 14.3(b), shall be made to the Plan, on behalf of each Affected Plan A Participant, in accordance with the provisions of Section 14.3.  Beginning January 1, 2003, Retirement Power Contributions, consisting of Participant-Directed Retirement Power Contributions described in Section 14.4(b)(1) and Other Retirement Power Contributions described in Section 14.4(b)(2), shall be made to the Plan, on behalf of each Affected Corporate Participant, in accordance with the provisions of Section 14.4. Beginning June 11, 2003, Retirement Power Contributions, consisting of Participant-Directed Retirement Power Contributions described in Section 14.5(b)(2) and Other Retirement Power Contributions

described in Section 14.5(b)(3), shall be made to the Plan, on behalf of each Panhandle Energy Participant, in accordance with the provisions of Section 14.5.  Beginning March 1, 2006, Retirement Power Contributions, consisting entirely of Participant-Directed Retirement Power Contributions described in Section 14.6(b), shall be made to the Plan, on behalf of each SU Gas Participant, in accordance with the provisions of Section 14.6.

14.2           Affected Pennsylvania Participants.

(a)           Eligibility for Retirement Power Contributions .  In recognition of the fact that the Affected Pennsylvania Participants (1) are not eligible to participate in or to accrue additional benefits under the Employees’ Retirement Plan of Southern Union Company Pennsylvania Division after December 31, 2001, and (2) will not receive the benefit of post-December 31, 2001 compensation increases with respect to their pre-January 1, 2002 service under the Employees’ Retirement Plan of Southern Union Company Pennsylvania Division, the Affected Pennsylvania Participants shall receive Retirement Power Contributions under this Section 14.2 beginning January 1, 2002.

(b)           Level of Retirement Power Contributions.

(1)           Participant-Directed Retirement Power Contributions.  For each Plan Year beginning on or after January 1, 2002, the Company shall contribute to the Plan, on behalf of each Affected Pennsylvania Participant, Participant-Directed Retirement Power Contributions equal to the percentage of the Affected Pennsylvania Participant’s Compensation set forth below opposite his name.

Affected Pennsylvania Participant	Percentage of Affected Pennsylvania Participant’s Compensation to be Contributed to Plan as Participant-Directed Retirement Power Contributions

Jennifer Cawley	2.95%
Scott Gallagher	2.85%
Thomas Karam	6.90%
Mark Kashuda	10.25%
Joyce Kormos	16.70%
Richard Marshall	11.05%
Michael McLaughlin	4.70%
James Ryan	4.35%

An Affected Pennsylvania Participant’s Participant-Directed Retirement Power Contribution percentage set forth under the preceding table shall not change from Plan Year to Plan Year.

(2)           Other Retirement Power Contributions.  For each Plan Year beginning on or after January 1, 2002, the Company shall contribute to the Plan, on behalf of each Affected Pennsylvania Participant, Other Retirement Power Contributions equal to one percent of the Affected Pennsylvania Participant’s Compensation.

14.3           Affected Plan A Participants.

(a)           Eligibility for Participant-Directed Retirement Power Contributions.  In recognition of the fact that the Affected Plan A Participants participated in Plan A until December 31, 2002 and are not eligible to participate in or to accrue additional benefits under Plan A after January 1, 2003, as a result of Plan A’s transfer to ONEOK, Inc. effective January 1, 2003, the Affected Plan A Participants shall receive Participant-Directed Retirement Power Contributions under this Section 14.3, which are in addition to the Retirement Power Contributions that they are eligible to receive under Article 13, beginning January 1, 2003.

(b)           Level of Participant-Directed Retirement Power Contributions.  For each Plan Year beginning on or after January 1, 2003, the Company shall contribute to the Plan, on behalf of each Affected Plan A Participant, Participant-Directed Retirement Power Contributions equal to the percentage of the Affected Plan A Participant’s Compensation set forth below opposite his name.

Affected Plan A Participant	Percentage of Affected Plan A Participant’s Compensation to be Contributed to Plan as Participant-Directed Retirement Power Contributions

Dennis K. Morgan	1.00%
James C. Wells	3.00%

An Affected Plan A Participant’s Participant-Directed Retirement Power Contribution percentage set forth under the preceding table shall not change from Plan Year to Plan Year.

14.4           Affected Corporate Participants.

(a)           Eligibility for Retirement Power Contributions.  In recognition of the fact that Affected Corporate Participants are not eligible to participate in or to accrue benefits under a defined benefit plan described in Code Section 401(a), the Affected Corporate Participants shall receive Retirement Power Contributions under this Section 14.4 beginning January 1, 2003.

(b)           Level of Retirement Power Contributions.

(1)           Participant-Directed Retirement Power Contributions.  For each Plan Year beginning on or after January 1, 2003, the Company shall contribute to the Plan, on behalf of each Affected Corporate Participant, Participant-Directed Retirement Power Contributions equal to the percentage of the Affected Corporate Participant’s Compensation that is determined under the following table, based on the definitions set forth in Section 14.4(b)(3).

Sum of Affected Corporate Participant’s “Age” Plus “Years of Service”	Percentage of Affected Corporate Participant’s Compensation to be Contributed to Plan as Participant-Directed Retirement Power Contributions

00.000 – 39.999	2.50%
40.000 – 42.499	3.00%
42.500 – 44.999	3.50%
45.000 – 47.499	4.00%
47.500 – 49.999	4.50%
50.000 – 52.499	5.00%
52.500 - 54.999	5.50%
55.000 – 57.499	6.00%
57.500 – 59.999	6.50%
60.000 – 62.499	7.00%
62.500 – 64.999	7.50%
65.000 – 67.499	8.00%
67.500 – 69.999	8.50%
70.000 – 72.499	9.00%
72.500 – 74.999	9.50%
75.000 – 77.499	10.00%
77.500 – 79.999	10.50%
80.000 or greater	11.00%

An Affected Corporate Participant’s Participant-Directed Retirement Power Contribution percentage set forth under the preceding table shall not change from Plan Year to Plan Year.

(2)           Other Retirement Power Contributions.  For each Plan Year beginning on or after January 1, 2003, the Company shall contribute to the Plan, on behalf of each Affected Corporate Participant, Other Retirement Power Contributions equal to one percent of the Affected Corporate Participant’s Compensation.

(3)           Definitions.  For purposes of Section 14.4(b)(1), the following words shall have the meanings indicated.

(A)           Age.  For any Participant who was an Affected Corporate Participant on December 31, 2002, his age in years and partial years, rounded to the third decimal place, as of December 31, 2002; and for any Participant who first becomes an Affected Corporate Participant on or after January 1, 2003, his age in years and partial years, rounded to the third decimal place, as of the date that he first becomes an Affected Corporate Participant.

(B)           Years of Service.  For any Participant who was an Affected Corporate Participant on December 31, 2002, his Vesting Service, rounded to the third decimal place, as of December 31, 2002; and for any Participant who first becomes an Affected Corporate Participant on or after January 1, 2003, zero.

14.5           Panhandle Energy Participants.

(a)           Eligibility for Retirement Power Contributions.  Beginning June 11, 2003, the date of the Company’s acquisition of Panhandle Eastern Pipe Line Company, LLC, Panhandle Energy Participants shall receive Retirement Power Contributions under this Section 14.5.

(b)           Level of Retirement Power Contributions.

(1)           Calculation of Retirement Power Contributions.  For the period beginning June 11, 2003 and ending December 31, 2003, and for each Plan Year beginning on or after January 1, 2004, the Company shall contribute to the Plan, on behalf of each Panhandle Energy Participant, total Retirement Power Contributions (which shall consist in part of Participant-Directed Retirement Power Contributions and in part of Other Retirement Power Contributions, as described in Sections 14.5(b)(2) and 14.5(b)(3)) equal to the percentage of the Panhandle Energy Participant’s Compensation that is determined under the following table, based on the definitions set forth in Section 14.5(b)(4).

Sum of Panhandle Energy Participant’s “Age” Plus “Years of Service”	Percentage of Panhandle Energy Participant’s Compensation to be Contributed to Plan as Total Retirement Power Contributions

0.000 – 39.999	4.00%
40.000 – 49.999	4.50%
50.000 – 59.999	5.00%
60.000 – 69.999	5.50%
70.000 or greater	6.00%

A Panhandle Energy Participant’s Retirement Power Contribution percentage determined under the preceding table shall not change from Plan Year to Plan Year.  The preceding provisions of this paragraph (1) notwithstanding, for those Panhandle Energy Participants who were transferred from the Company’s subsidiary, CrossCountry Energy Services, LLC, to Panhandle Eastern Pipe Line Company, LP effective September 23, 2007, consistent with communications to such transferred Panhandle Energy Participants and contribution levels under the CrossCountry Energy Savings Plan merged into this Plan, the Company shall contribute to the Plan, on behalf of each such transferred Panhandle Energy Participant, Participant-Directed Retirement Power Contributions equal to five percent of his Compensation.

(2)           Participant-Directed Retirement Power Contributions.  For purposes of the Plan, including Section 5.5, 75 percent of the Company’s total Retirement Power Contributions to the Plan on behalf of a Panhandle Energy Participant under Section 14.5(b)(1)  shall constitute Participant-Directed Retirement Power Contributions.

(3)           Other Retirement Power Contributions.  For purposes of the Plan, including Section 5.5, 25 percent of the Company’s total Retirement Power Contributions to the Plan on behalf of a Panhandle Energy Participant under Section 14.5(b)(1) shall constitute Other Retirement Power Contributions.

(4)           Definitions.  For purposes of Section 14.5(b)(1), the following words shall have the meanings indicated.

(A)           Age.  For any Panhandle Energy Participant first employed by either of Panhandle Eastern Pipe Line Company, LLC or Trunkline Gas Company, LLC on or before June 11, 2003, his age in years and partial years, rounded to the third decimal place, as of June 11, 2003; and for any Panhandle Energy Participant first employed by any of Panhandle Eastern Pipe Line Company, LLC, Trunkline Gas Company, LLC or Trunkline LNG Company, LLC after June 11, 2003, his age in years and partial years, rounded to the third decimal place, as of the date that he is first employed with Panhandle Eastern Pipe Line Company, LLC, Trunkline Gas Company, LLC or Trunkline LNG Company, LLC.

(B)           Years of Service.  For any Panhandle Energy Participant first employed by either of Panhandle Eastern Pipe Line Company, LLC or Trunkline Gas Company, LLC on or before June 11, 2003, his years of service working at least 1,000 hours per year (as reflected on the books of Panhandle Eastern Pipe Line Company, LLC) with Panhandle Eastern Pipe Line Company, LLC and its predecessors and Trunkline Gas Company, LLC and its predecessors, rounded to the third decimal place, as of June 11, 2003; and for any Panhandle Energy Participant first employed by any of Panhandle Eastern Pipe Line Company, LLC, Trunkline Gas Company, LLC or Trunkline LNG Company, LLC after June 11, 2003, zero.

14.6           SU Gas Participants.

(a)           Eligibility for Participant-Directed Retirement Power Contributions.  Beginning March 1, 2006, SU Gas Participants shall receive Participant-Directed Retirement Power Contributions under this Section 14.6.

(b)           Level of Participant-Directed Retirement Power Contributions.  For the period beginning March 1, 2006 and ending December 31, 2006, and for each Plan Year beginning on or after January 1, 2007, the Company shall contribute to the Plan, on behalf of each SU Gas Participant, Participant-Directed Retirement Power Contributions equal to five percent of the SU Gas Participant’s Compensation.  An SU Gas Participant’s Participant-Directed Retirement Power Contribution percentage set forth in the preceding sentence shall not change from Plan Year to Plan Year.

ARTICLE 15

EFFECT OF TRANSFERS ON RETIREMENT POWER CONTRIBUTIONS

15.1           Transfer to a Position Covered by a Defined Benefit Plan.  The provisions of Articles 13 and 14 notwithstanding, if a Participant who is eligible for Retirement Power Contributions under Article 13 and/or 14 transfers to a division of the Company whose new employees are eligible for current benefit accruals under a defined benefit plan described in Code Section 401(a), or if any such Participant transfers to a classification of employees of the Company in which new employees are eligible for current benefit accruals under a defined benefit plan described in Code Section 401(a), such Participant’s eligibility for Retirement Power Contributions under the Plan shall terminate and Retirement Power Contributions to the Plan on his behalf shall cease.

15.2           Transfer to a Position not Covered by a Defined Benefit Plan.  The provisions of Articles 13 and 14 notwithstanding, if a Participant who is eligible for Retirement Power Contributions under Article 13 and/or 14 transfers to a division of the Company whose new employees are not eligible for current benefit accruals under a defined benefit plan described in Code Section 401(a), or if any such Participant transfers to a classification of employees of the Company in which new employees are not eligible for current benefit accruals under a defined benefit plan described in Code Section 401(a), such Participant shall continue to receive Retirement Power Contributions under the Plan that are equal to the  greater of (a) the percentage of his “compensation” that he was eligible to receive in Retirement Power Contributions immediately prior to his transfer, and (b) the percentage of his “compensation” that he would be eligible to receive, as a new employee of the division or classification to which he transfers (based on the transferring Participant’s age at the time of such transfer but not his service prior to the time of such transfer); provided, however, that the Plan’s definition of “compensation” that is used to determine contributions to the Plan on behalf of the employees of the division or classification to which the Participant transfers shall be applied to such greater percentage in calculating the transferring Participant’s Retirement Power Contributions after his transfer.  If a Participant who is eligible to receive Retirement Power Contributions under this Section 15.2 becomes a Panhandle Energy Participant after his transfer, 25 percent of the Retirement Power Contributions to which he is entitled under this Section 15.2 shall constitute Other Retirement Power Contributions and 75 percent of the Retirement Power Contributions to which he is entitled under this Section 15.2 shall constitute Participant-Directed Retirement Power Contributions.  If a Participant who is eligible to receive Retirement Power Contributions under this Section 15.2 is not a Panhandle Energy Participant after his transfer, the first one percent of his “compensation” that he is entitled to receive as Retirement Power Contributions under this Section 15.2 shall constitute Other Retirement Power Contributions and the remainder of the Retirement Power Contributions to which he is entitled under this Section 15.2 shall constitute Participant-Directed Retirement Power Contributions.

EXECUTED this 31st day of January, 2008.

SOUTHERN UNION COMPANY

By:  /s/ Dennis K. Morgan
                   Officer

Appendix A

Minimum Distribution Requirements

SECTION 1.  GENERAL RULES.

1.1           Effective Date.  Unless an earlier effective date is specified in Section 6 of this Appendix, the provisions of this Appendix will apply for purposes of determining required minimum distributions for calendar years beginning with the 2003 calendar year.

1.2           Coordination with Minimum Distribution Requirements Previously in Effect.  If Section 6 of this Appendix specifies an effective date of this Appendix that is earlier than calendar years beginning with the 2003 calendar year, required minimum distributions for 2002 under this Appendix will be determined as follows.  If the total amount of 2002 required minimum distributions under the Plan made to the distributee prior to the effective date of this Appendix equals or exceeds the required minimum distributions determined under this Appendix, then no additional distributions will be required to be made for 2002 on or after such date to the distributee.  If the total amount of 2002 required minimum distributions under the Plan made to the distributee prior to the effective date of this Appendix is less than the amount determined under this Appendix, then required minimum distributions for 2002 on and after such date will be determined so that the total amount of required minimum distributions for 2002 made to the distributee will be the amount determined under this Appendix.

1.3           Precedence.  The requirements of this Appendix will take precedence over any inconsistent provisions of the Plan.

1.4           Requirements of Treasury Regulations Incorporated.  All distributions required under this Appendix will be determined and made in accordance with the Treasury Regulations under Code Section 401(a)(9).

1.5           TEFRA Section 242(b)(2) Elections.  Notwithstanding the other provisions of this Appendix, distributions may be made under a designation made before January 1, 1984, in accordance with Tax Equity and Fiscal Responsibility Act (“TEFRA”) Section 242(b)(2) and the provisions of the Plan that relate to TEFRA Section 242(b)(2).

SECTION 2.  TIME AND MANNER OF DISTRIBUTION.

2.1           Required Beginning Date.  The Participant’s entire interest will be distributed, or begin to be distributed, to the Participant no later than the Participant’s Required Beginning Date (as hereinafter defined).

2.2           Death of Participant Before Distributions Begin.  If the Participant dies before distributions begin, the Participant’s entire interest will be distributed, or begin to be distributed, no later than as follows:

(a)  If the Participant’s surviving spouse is the Participant’s sole Designated Beneficiary (as hereinafter defined), then, except as provided in the Plan, distributions to the surviving spouse will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died, or by December 31 of the calendar year in which the Participant would have attained age 70½, if later.

(b)  If the Participant’s surviving spouse is not the Participant’s sole Designated Beneficiary, then, except as provided in the Plan, distributions to the Designated Beneficiary will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died.

(c)  If there is no Designated Beneficiary as of September 30 of the year following the year of the Participant’s death, the Participant’s entire interest will be distributed by December 31 of the calendar year containing the fifth anniversary of the Participant’s death.

(d)  If the Participant’s surviving spouse is the Participant’s sole Designated Beneficiary and the surviving spouse dies after the Participant but before distributions to the surviving spouse begin, this Section 2.2, other than Section 2.2(a), will apply as if the surviving spouse were the Participant.

For purposes of this Section 2.2 and Section 4, unless Section 2.2(d) applies, distributions are considered to begin on the Participant’s Required Beginning Date. If Section 2.2(d) applies, distributions are considered to begin on the date distributions are required to begin to the surviving spouse under Section 2.2(a).  If distributions under an annuity purchased from an insurance company irrevocably commence to the Participant before the Participant’s Required Beginning Date (or to the Participant’s surviving spouse before the date distributions are required to begin to the surviving spouse under Section 2.2(a)), the date distributions are considered to begin is the date distributions actually commence.

2.3           Forms of Distribution.  Unless the Participant’s interest is distributed in the form of an annuity purchased from an insurance company or in a single sum on or before the Required Beginning Date, as of the first Distribution Calendar Year (as hereinafter defined) distributions will be made in accordance with Sections 3 and 4 of this Appendix.  If the Participant’s interest is distributed in the form of an annuity purchased from an insurance company, distributions thereunder will be made in accordance with the requirements of Code Section 401(a)(9) and the Treasury Regulations.

SECTION 3.  REQUIRED MINIMUM DISTRIBUTIONS DURING PARTICIPANT’S LIFETIME.

3.1           Amount of Required Minimum Distribution For Each Distribution Calendar Year.    During the Participant’s lifetime, the minimum amount that will be distributed for each Distribution Calendar Year is the lesser of

(a)     the quotient obtained by dividing the Participant’s Account Balance (as hereinafter defined) by the distribution period in the Uniform Lifetime Table set forth in Treasury Regulation Section 1.401(a)(9)-9, using the Participant’s age as of the Participant’s birthday in the Distribution Calendar Year; or

(b)    if the Participant’s sole Designated Beneficiary for the Distribution Calendar Year is the Participant’s spouse, the quotient obtained by dividing the Participant’s Account Balance by the number in the Joint and Last Survivor Table set forth in Treasury Regulation Section 1.401(a)(9)-9, using the Participant’s and spouse’s attained ages as of the Participant’s and spouse’s birthdays in the Distribution Calendar Year.

3.2           Lifetime Required Minimum Distributions Continue Through Year of Participant’s Death.  Required minimum distributions will be determined under this Section 3 beginning with the first Distribution Calendar Year and up to and including the Distribution Calendar Year that includes the Participant’s date of death.

SECTION 4.  REQUIRED MINIMUM DISTRIBUTIONS AFTER PARTICIPANT’S DEATH.

4.1           Death On or After Date Distributions Begin.

(a)    Participant Survived by Designated Beneficiary.  If the Participant dies on or after the date distributions begin and there is a Designated Beneficiary, the minimum amount that will be distributed for each Distribution Calendar Year after the year of the Participant’s death is the quotient obtained by dividing the Participant’s Account Balance by the longer of the remaining Life Expectancy (as hereinafter defined) of the Participant or the remaining Life Expectancy of the Participant’s Designated Beneficiary, determined as follows:

(1)    The Participant’s remaining Life Expectancy is calculated using the age of the Participant in the year of death, reduced by one for each subsequent year.

(2)    If the Participant’s surviving spouse is the Participant’s sole Designated Beneficiary, the remaining Life Expectancy of the surviving spouse is calculated for each Distribution Calendar Year after the year of the Participant’s death using the surviving spouse’s age as of the spouse’s birthday in that year.  For Distribution Calendar Years after the year of the surviving spouse’s death, the remaining Life Expectancy of the surviving spouse is calculated using the age of the surviving spouse as of the spouse’s birthday in the calendar year of the spouse’s death, reduced by one for each subsequent calendar year.

(3)    If the Participant’s surviving spouse is not the Participant’s sole Designated Beneficiary, the Designated Beneficiary’s remaining Life Expectancy is calculated using the age of the beneficiary in the year following the year of the Participant’s death, reduced by one for each subsequent year.

(b)    No Designated Beneficiary.  If the Participant dies on or after the date distributions begin and there is no Designated Beneficiary as of September 30 of the year after the year of the Participant’s death, the minimum amount that will be distributed for each Distribution Calendar Year after the year of the Participant’s death is the quotient obtained by dividing the Participant’s Account Balance by the Participant’s remaining Life Expectancy calculated using the age of the Participant in the year of death, reduced by one for each subsequent year.

4.2           Death Before Date Distributions Begin.

(a)  Participant Survived by Designated Beneficiary.  Except as provided in the Plan, if the Participant dies before the date distributions begin and there is a Designated Beneficiary, the minimum amount that will be distributed for each Distribution Calendar Year after the year of the Participant’s death is the quotient obtained by dividing the Participant’s Account Balance by the remaining Life Expectancy of the Participant’s Designated Beneficiary, determined as provided in section 4.1.

(b)  No Designated Beneficiary.  If the Participant dies before the date distributions begin and there is no Designated Beneficiary as of September 30 of the year following the year of the Participant’s death, distribution of the Participant’s entire interest will be completed by December 31 of the calendar year containing the fifth anniversary of the Participant’s death.

(c)  Death of Surviving Spouse Before Distributions to Surviving Spouse Are Required to Begin.  If the Participant dies before the date distributions begin, the Participant’s surviving spouse is the Participant’s sole Designated Beneficiary, and the surviving spouse dies before distributions are required to begin to the surviving spouse under Section 2.2(a), this Section 4.2 will apply as if the surviving spouse were the Participant.

SECTION 5.  DEFINITIONS.

5.1           Designated Beneficiary.  The individual who is designated as the beneficiary under Section 6.5 of the Plan and is the designated beneficiary under Code Section 401(a)(9) and Treasury Regulation Section 1.401(a)(9)-1, Q&A-4.

5.2           Distribution Calendar Year.  A calendar year for which a minimum distribution is required.  For distributions beginning before the Participant’s death, the first Distribution Calendar Year is the calendar year immediately preceding the calendar year which contains the Participant’s Required Beginning Date. For distributions beginning after the Participant’s death, the first Distribution Calendar Year is the calendar year in which distributions are required to begin pursuant to Section 2.2.  The required minimum distribution for the Participant’s first Distribution Calendar Year will be made on or before the Participant’s Required Beginning Date.  The required minimum distribution for other Distribution Calendar Years, including the required minimum distribution for the Distribution Calendar Year in which the Participant’s Required Beginning Date occurs, will be made on or before December 31 of that Distribution Calendar Year.

5.3           Life Expectancy.  Life expectancy as computed by use of the Single Life Table in Treasury Regulation Section 1.401(a)(9)-9.

5.4           Participant’s Account Balance.  The account balance as of the last valuation date in the calendar year immediately preceding the Distribution Calendar Year (“Valuation Calendar Year”) increased by the amount of any contributions made and allocated or forfeitures allocated to the account balance as of the dates in the Valuation Calendar Year after the valuation date and decreased by distributions made in the Valuation Calendar Year after the valuation date.  The account balance for the Valuation Calendar Year includes any amounts rolled over or transferred to the Plan either in the Valuation Calendar Year or in the Distribution Calendar Year if distributed or transferred in the Valuation Calendar Year.

5.5           Required beginning date.  The date specified in section 6.4(d) of the Plan.

SECTION 6.  EFFECTIVE DATE OF PLAN AMENDMENT FOR CODE SECTION 401(a)(9) FINAL AND TEMPORARY TREASURY REGULATIONS.

This Appendix applies for purposes of determining required minimum distributions for Distribution Calendar Years beginning with the 2003 calendar year, as well as required minimum distributions for the 2002 Distribution Calendar Year that are made on or after January 1, 2002.

Appendix B

Employees of Pennsylvania-American Water Company

This Appendix B applies to any Participant who transferred from employment with Pennsylvania Gas and Water Company (“PG&W”) to employment with Pennsylvania-American Water Company (“Pennsylvania American”) in connection with the sale of PG&W’s Water Business to Pennsylvania American on February 16, 1996 and who elected not to have the portion of his Account Balance invested in Company Stock transferred to the Savings Plan for Employees of American Water Works Company, Inc. (“Pennsylvania-American Participant”).

Notwithstanding anything in this Plan to the contrary

1.	The Account Balance of any Pennsylvania-American Participant shall be 100% fully vested at all times.
2.	The Account Balance of any Pennsylvania-American Participant shall be invested in the same manner as are PEI Matching Contributions in accordance with Section 6.3(b).
3.
Distribution shall be permitted from the Account Balance of a Pennsylvania-American Participant only (i) upon severance from employment with Pennsylvania-American or (ii) from the Participant’s Prior Plan Account in accordance with the rules established by the Administration Committee; provided that any such distribution must be a complete distribution of the Participant’s Account Balance in the case of a distribution under (i) or a complete distribution of the Participant’s Prior Plan Account in the case of a distribution under (ii).

FIRST AMENDMENT

TO

SOUTHERN UNION SAVINGS PLAN

WHEREAS, Southern Union Company (the “Company”) maintains the Southern Union Savings Plan (the “Plan”) for the benefit of eligible employees;

WHEREAS, the Company wishes to revise the definition of “415 Compensation” under the Plan to reflect the provisions of the Internal Revenue Code (the “Code”) Section 415 final regulations, and also to revise the definition of “Compensation” to exclude vacation payout;

WHEREAS, the Company wishes to move to current year testing of elective deferrals under Code Section 401(k) and employee after-tax and employer matching contributions under Code Section 401(m), and to revise the Plan’s provisions relating to distributions to comply with Code Sections 401(k) and 401(m) to reflect the provisions of the Pension Protection Act;

WHEREAS, in order to offer comparable retirement benefits to and not disadvantage employees who transfer their employment from the Company’s affiliate, Florida Gas Transmission Company, LLC, to the Company or to another “Employer,” as defined in the Plan, which is a subsidiary of the Company, the Company wishes to credit these transferring employees with vesting service as determined under the Florida Gas Transmission Savings Plan (the “FGT Plan”) for periods prior to their transfers and also to make employer retirement power contributions on their behalf at the greater of the rate at which they would be eligible to receive such contributions under the Plan for periods after their transfers, or the five percent of compensation rate at which they were eligible to receive non-elective employer contributions under the FGT Plan prior to their transfers, as well as allow them to roll over any outstanding loans that they have from the FGT Plan into the Plan;

WHEREAS, the Company wishes to remove the Plan provision that annualizes employer matching contributions;

WHEREAS, in order to comply with certain provisions of collective bargaining agreements covering Missouri Gas Energy participants (“MGE Union Participants”), the Company wishes to amend the Plan to provide that contributions made on behalf of MGE Union Participants who are receiving workers’ compensation payments shall be contributed to a separate non-elective employer contribution source and shall be fully vested when made, subject to the requirements of Code Section 415;

WHEREAS, in order to provide flexibility in making certain corrective contributions, the Company wishes to amend the Plan to implement a qualified non-elective employer contribution source;

WHEREAS, the Company wishes to change the order in which certain types of contributions are removed from Participant accounts under the Plan in the event of excess annual additions under Code Section 415;

WHEREAS, the Company wishes to provide that individuals classified as interns, students and project contractors are not eligible to participate in the Plan;

WHEREAS, the Company wishes to provide that forfeitures may be used to off set retirement power contributions, as well as matching contributions, under the Plan;

WHEREAS, the Company wishes to increase employer matching contributions for “Panhandle Energy Participants,” as defined in the Plan; and

WHEREAS, the Company wishes to use the “Elapsed Time Method,” as defined below, for determining vesting service for Employees hired on or after January 1, 2009;

NOW, THEREFORE, in accordance with Section 10.1 of the Plan, the Plan is amended as set forth below.

1.             Effective January 1, 2008, Section 2.1 of the Plan, entitled 415 Compensation, is amended to add a second and final paragraph, to read as follows:

Section 3.3 addresses cessation of an Employee’s participation in the Plan.  415 Compensation shall include payments made within 2½ months after severance from employment (as defined in Regulation Section 1.415(a)-1(f)(5)) if they relate to services performed prior to severance from employment and if they are payments that, absent a severance from employment, would have been paid to the Employee while the Employee continued in employment with the Employer, and are regular compensation for services during the Employee’s regular working hours, compensation for services outside the Employee’s regular working hours (such as overtime or shift differential), commissions, bonuses and other similar compensation.  415 Compensation shall not include payments made after severance from employment for accrued bona fide sick, vacation or other leave.

2.           Effective January 1, 2008, the Plan is amended to add a new paragraph (k), entitled Non-Elective Employer Contribution Account, to Section 2.2 of the Plan, entitled Accounts, to read as follows:

(k)           Non-Elective Employer Contribution Account.  The Account maintained for a Participant to record those Non-Elective Employer Contributions made to the Plan on his behalf by an Employer in accordance with Section 4.1(e) of the Plan.

3.           Effective January 1, 2008, the first sentence of Section 2.3 of the Plan, entitled Annual Additions, is amended to read as follows:

2

The sum credited to a Participant’s Accounts with respect to a Plan Year for any of (a) salary reduction contributions, (b) Employer matching contributions, (c) Retirement Power Contributions, (d) Forfeitures, (e) Employee post-tax contributions and (f) non-elective employer contributions.

4.           Effective January 1, 2009, Section 2.8 of the Plan, entitled Break in Service, is amended to read as follows:

2.8           Break in Service.  For Employees hired before January 1, 2009, a Plan Year during which the Employee completes not more than 500 Hours of Service.  For Employees hired on or after January 1, 2009, a Break in Service means a 12-consecutive month period beginning on an Employee’s Severance Date or any anniversary thereof in which the Employee is not credited with an Hour of Service.  If an individual is absent from work because of maternity/paternity leave beyond the first anniversary of his Severance Date, the 12-consecutive month period beginning on the individual’s Severance Date shall not constitute a Break in Service, and for purposes of determining whether any such individual has incurred a Break in Service, the 12-consecutive month period in which the individual is not credited with an Hour of Service shall begin on the first anniversary of the first date of absence from work for maternity/paternity leave.  For this purpose, a “maternity/paternity leave” means a leave of absence (A) by reason of the pregnancy of the individual, (B) by reason of the birth of a child of the individual, (C) by reason of the placement of a child with the individual in connection with the adoption of such child by the individual, or (D) for purposes of caring for a child for the period beginning immediately following such birth or placement.  If an individual is absent from work because of FMLA leave and returns to employment with the Employer (or an employer considered as a single employer with the Employer under Code Section 414(b), (c) or (m) or required to be aggregated with the Employer under Code Section 414(o)) following such FMLA leave, he shall not incur a Break in Service during any 12-consecutive month period beginning on his Severance Date or anniversaries thereof in which he is absent because of such FMLA leave.  For purposes of this paragraph, “FMLA leave” means an approved leave of absence pursuant to the Family and Medical Leave Act of 1993.

5.           Effective January 1, 2008, Section 2.12 of the Plan, entitled Compensation, is amended to add a final sentence, to read as follows:

Notwithstanding the foregoing and for the avoidance of doubt, Compensation shall not include accrued vacation that is paid at employment termination and that is classified under the Employer’s payroll system as vacation payout.

6.           Effective January 1, 2008, the third and final sentence of Section 2.18 of the Plan, entitled Employee, is amended to read as follows:

3

The preceding provisions of this Section 2.18 notwithstanding, for purposes of Section 3.1, the term Employee shall exclude those individuals who are classified by an Employer as interns, students or project contractors.

7.           Effective January 1, 2008, the Plan is amended to add a new Section 2.25A, entitled FGT, to read as follows:

2.25A           FGT.  Florida Gas Transmission Company, LLC.

8.           Effective January 1, 2008, the Plan is amended to add a new Section 2.25B, entitled FGT Plan, to read as follows:

2.25B           FGT Plan.  The Florida Gas Transmission Savings Plan.

9.             Effective January 1, 2009, the Plan is amended to add a new Section 2.42A, entitled Severance Date, to read as follows:

2.42A           Severance Date.  The earlier of (a) the date an Employee retires, dies, quits or is discharged from employment with the Employer (and all employers considered as a single employer with the Employer under Code Section 414(b), (c) or (m) or required to be aggregated with the Employer under Code Section 414(o)), or (b) the first anniversary of the first date of a period in which an Employee remains continuously absent from service with the Employer (and all employers considered as a single employer with the Employer under Code Section 414(b), (c) or (m) or required to be aggregated with the Employer under Code Section 414(o)), with or without pay, for any reason other than quit, retirement, discharge or death (such as vacation, holiday, sickness, disability, leave of absence or layoff).

10.           Effective January 1, 2009, paragraph (a), entitled General Rule, of Section 3.2 of the Plan, entitled Vesting Service, is amended to read as follows:

(a)           General Rule.  For Employees hired on or after January 1, 2009, Vesting Service shall be calculated in accordance with the provisions of paragraph (1), below.  For Employees hired before January 1, 2009 (even if they experience a severance from employment and are rehired on or after January 1, 2009), Vesting Service shall be calculated in accordance with the provisions of paragraph (2), below.

    (1)           Vesting Service for Participants Hired On or After January 1, 2009.  An Employee who commences employment with an Employer on or after January 1, 2009 shall have his Vesting Service calculated in accordance with the elapsed time method under Treasury Regulation Section 1.410(a)-7 (the “Elapsed Time Method”).  In accordance with the Elapsed Time Method, an Employee’s Vesting Service shall be the aggregate of the following (applied without duplication and except for periods that may be disregarded under Section

4

3.5):  (a) each period from the Employee’s date of hire (or reemployment date) to his next Severance Date, and (b) if an Employee performs an Hour of Service within 12 months of a Severance Date, the period from such Severance Date to such Hour of Service.  Service shall be measured in whole years and fractions of a year in months.  For this purpose, (a) periods of less than a full year shall be aggregated on the basis that 12 months or 365 days equals a year, and (b) in aggregating days into months, 30 days shall be rounded up to the nearest whole month.

(2)           Vesting Service for Participants Hired Before January 1, 2009.  Effective January 1, 2004 and thereafter, in accordance with the following provisions of this Section 3.2(a)(2), an Employee who is hired before January 1, 2009 (even if the Employee experiences a severance from employment and is reemployed on or after January 1, 2009) shall accrue a year of Vesting Service for each Plan Year in which he completes 1,000 Hours of Service rather than, except as provided below, for each consecutive 12-month period that ends on an anniversary of his employment (or reemployment) with an Employer.

(A) Employment Commencement (or Recommencement) Before January 1, 2003.  An Employee who is covered by Section 3.2(a)(2) and who commenced (or recommenced) employment with an Employer before January 1, 2003 shall accrue a year of Vesting Service for the consecutive 12-month period that ends in 2004 on the anniversary of the date that his employment with an Employer commenced (or recommenced) in which he completes 1,000 Hours of Service, and thereafter, for each Plan Year, beginning with the 2004 Plan Year, in which he completes 1,000 Hours of Service; provided, however, that an Employee who is covered by Section 3.2(a)(2) and who commenced (or recommenced) employment with an Employer before January 1, 2003 and who is credited with 1,000 Hours of Service for the consecutive 12-month period that ends in 2004 on the anniversary of the date that his employment with an Employer commenced (or recommenced) and who is credited with 1,000 Hours of Service for the 2004 Plan Year, shall be credited with two years of Vesting Service for the period commencing in 2003 on the anniversary of the date that his employment with an Employer commenced (or recommenced) and ending on the last day of the 2004 Plan Year.

(B) Employment Commencement (or Recommencement) On or After January 1, 2003.  An Employee who is covered by Section 3.2(a)(2) and who commences (or recommences) employment with an Employer on or after January 1, 2003 shall accrue a year of Vesting Service for the consecutive 12-month period following the date that his employment with an Employer commenced (or recommenced) in which he completes 1,000 Hours of Service and thereafter, for each Plan Year, beginning with the Plan Year that includes the first anniversary of the date that his employment with an Employer commenced (or recommenced) in which he completes 1,000 Hours of Service; provided, however, that an Employee who is covered by Section 3.2(a)(2) and who commences (or

5

recommences) employment with an Employer on or after January 1, 2003 and who is credited with 1,000 Hours of Service for the consecutive 12-month period following the date that his employment with an Employer commenced (or recommenced) and who is credited with 1,000 Hours of Service for the Plan Year that includes the first anniversary of the date that his employment with an Employer commenced (or recommenced), shall be credited with two years of Vesting Service for the period commencing on the date that his employment with an Employer commenced (or recommenced) and ending on the last day of the Plan Year that includes the first anniversary of the date that his employment with an Employer commenced (or recommenced).

In no event shall an amendment to this Section 3.2 reduce the Vesting Service previously accrued by an Employee.  In construing the provisions of this Section 3.2, a Participant shall receive Vesting Service for employment with any employer that is considered a single employer with the Employer under Code Section 414(b), (c) or (m) or required to be aggregated with the Employer under Code Section 414(o).

11.           Effective January 1, 2008, Section 3.2 of the Plan, entitled Vesting Service, is amended to add a new paragraph (g), entitled Participants whose Employment is Transferred from FGT, to read as follows:

(g)           Participants whose Employment is Transferred from FGT.  For purposes of determining vesting service for a Participant whose employment is transferred from the Employer’s affiliate, FGT, the provisions of Section 3.2(a) shall apply with respect to periods following the Participant’s transfer, and the provisions of the FGT Plan shall apply for periods preceding the Participant’s transfer, in such a way that the Participant does not receive double credit under this Plan for any one period of time.

12.           Effective January 1, 2008, the first sentence of Section 3.3 of the Plan, entitled Cessation of Participation and Service, is amended to read as follows:

Except as provided under Section 2.1, a Participant’s participation in the Plan shall cease upon severance from employment (as defined in Regulation Section 1.415(a)-1(f)(5)), and, except as provided in the following sentence and in Section 4.1(e)(2) with respect to contributions for MGE Union Participants who are on workers’ compensation, the Participant shall no longer participate in the Employer contribution, salary reduction contribution and after-tax contribution provisions of the Plan; provided, however, that such Participant shall continue to participate only in the Trust Fund Income.

13.           Effective January 1, 2008, the second and final sentence of paragraph (3), entitled MGE Union Participants, of paragraph (b), entitled Employer Matching Contributions, of Section 4.1 of the Plan, entitled Employer Contributions, is deleted.  Prior to its deletion, this

6

sentence addressed contributions for MGE Union Participants on workers’ compensation, which are now addressed in Section 4.1(e)(2).

14.           Effective with respect to Compensation paid on or after January 16, 2009, paragraph (4), entitled Panhandle Energy Participants, of paragraph (b), entitled Employer Matching Contributions, of Section 4.1 of the Plan, entitled Employer Contributions, is amended to read as follows:

(4)           Panhandle Energy Participants.  For Panhandle Energy Participants, the Employer matching contributions shall equal 100 percent of the first five percent of each such Participant’s Compensation that he elects to defer as salary reduction contributions under Section 4.1(a).

15.           Effective January 1, 2008, the first sentence of the final paragraph of paragraph (b), entitled Employer Matching Contributions, of Section 4.1 of the Plan, entitled Employer Contributions, is amended to read as follows:

To the extent not applied (1) to restore the accounts of terminated Participants who return to the employ of the Employer before incurring five consecutive one-year Breaks in Service, and who repay to the Plan the amount of the distributions, if any, such Participants received from their Employer Contributions Accounts, Prior Employer Contributions Accounts and Retirement Power Accounts under Section 4.4 due to such Participants’ prior terminations of employment, or (2) to pay the reasonable expenses of the operation of the Plan, including the compensation of personnel employed pursuant to Section 9.4(f), Forfeitures are to be applied to off set the Employer’s Employer matching contributions under this Section 4.1(b) and the Employer’s Retirement Power Contributions.

16.           Effective January 1, 2008, the Plan is amended to add a new paragraph (e), entitled Non-Elective Employer Contributions, to Section 4.1 of the Plan, entitled Employer Contributions, to read as follows:

 (e)           Non-Elective Employer Contributions.  For each Plan Year, the Employer may contribute to the Plan non-elective employer contributions, other than Employer matching contributions or Retirement Power Contributions, to the Non-Elective Employer Contribution Accounts of eligible Participants, as described in paragraphs (1) and (2) below.

    (1)           Qualified Non-Elective Employer Contributions.  The Employer may, in connection with certain Plan corrections, make qualified non-elective employer contributions to the Non-Elective Employer Contribution Accounts of eligible Participants.  These contributions shall be fully vested and non-forfeitable when made.

    (2)           Non-Elective Employer Contributions for Certain MGE Participants.  In accordance with the terms of collective bargaining agreements

7

covering MGE Union Participants, for an MGE Union Participant who is on workers’ compensation, and who does not rescind his deferral election during his period of workers’ compensation, the Company shall contribute to the Plan a dollar amount equal to his per payroll period salary reduction contributions immediately prior to his period of workers’ compensation.  In addition, during the MGE Union Participant’s period of workers’ compensation, the Employer shall contribute to the Plan a dollar amount equal to the MGE Union Participant’s per payroll period Employer matching contributions immediately prior to his period of workers’ compensation.  The two preceding sentences notwithstanding, contributions under this paragraph (2) shall not be made to MGE Union Participants who were highly compensated employees (as defined in Code Section 414(q)) immediately before their periods of workers’ compensation.  Contributions under this paragraph (2) shall be fully vested when made.

17.           Effective January 1, 2008, the third sentence of paragraph (a), entitled Salary Reduction Agreements, of Section 4.2 of the Plan, entitled Participant Salary Reduction Agreements, is amended to read as follows:

The terms of any such salary reduction agreement shall provide that the Participant agrees to accept a pre-tax or after-tax reduction in salary, as applicable, from the Employer equal to a percentage or portion of his Compensation per payroll period, in accordance with procedures established by the Committee.

18.           Effective January 1, 2008, the first paragraph of Section 4.4 of the Plan, entitled Disposition of Forfeitures, is amended to read as follows:

Upon termination of employment, a Participant’s Employer Contributions Account, his Prior Employer Contributions Account and his Retirement Power Account shall be divided into two portions, one representing his vested portion of such Accounts and the other his forfeitable portion of such Accounts.  The vested portion of his Accounts will be distributed pursuant to Section 6.4.  The forfeitable portion, if any, of his Employer Contributions Account, his Prior Employer Contributions Account and his Retirement Power Account shall be treated as a Forfeiture and shall become available for allocation to the Employer Contributions Accounts and the Retirement Power Accounts of other eligible Participants as of the earlier of (a) the end of the Plan Year in which such Participant requests and receives a benefit distribution due to his termination of employment, or (b) the end of the Plan Year in which such Participant incurs five consecutive one-year Breaks in Service.  The Employer Contributions Account, the Prior Employer Contributions Account and the Retirement Power Account of a Participant who is not vested in such Accounts shall be considered to be fully distributed as of the Participant’s employment termination date.  Such available Forfeitures shall be allocated in accordance with Section 4.1(b) as set forth in Section 5.2(c), and in accordance with Articles 13 and 14.  For the avoidance of doubt, Forfeitures are to be applied, first, to restore the Employer Contributions

8

Accounts, the Prior Employer Contributions Accounts and the Retirement Power Accounts of terminated Participants in accordance with the following paragraph, second, to pay the reasonable expenses of the operation of the Plan, including the compensation of personnel employed pursuant to Section 9.4(f), and, third, to off set Employer matching contributions under Section 4.1(b) and Retirement Power Contributions under Articles 13 and 14.
19.           Effective January 1, 2008, Section 4.5 of the Plan, entitled Rollover Amount from Other Plans, is amended to add one sentence, to be the second sentence of Section 4.5, to read as follows:

Notwithstanding the foregoing, a Participant whose employment is transferred from FGT to the employ of the Employer and who has an outstanding participant loan under the FGT Plan, may elect to roll over 100 percent of his account balance under the FGT Plan to the Plan, including any outstanding loan balances, and may thereafter continue to repay the loan under the Plan, within the original loan repayment period, under the provisions and procedures of Section 6.6.

20.           Effective January 1, 2008, the first sentence of Section 4.6 of the Plan, entitled Limitation on Salary Reduction Contributions, is amended to read as follows:

Notwithstanding anything herein to the contrary, in no event may the salary reduction contributions made on behalf of all Highly Compensated Participants who are eligible to participate in the Plan with respect to any Plan Year result in an Actual Deferral Percentage (as defined in the final paragraphs of this Section 4.6) for such group of Highly Compensated Participants that exceeds the greater of (a) or (b) where

(a)           is an amount equal to 125 percent of the Actual Deferral Percentage for the Plan Year for all Participants eligible to participate in the Plan other than Highly Compensated Participants; and

(b)           is an amount equal to the sum of (1) two percent and (2) the Actual Deferral Percentage for the Plan Year for all Participants eligible to participate in the Plan other than Highly Compensated Participants, provided that such amount does not exceed 200 percent of such Actual Deferral Percentage.

21.           Effective January 1, 2008, the second paragraph of Section 4.6 of the Plan, entitled Limitation on Salary Reduction Contributions, is amended to read as follows:

If, after taking into consideration the salary reduction contributions allocated to the Tax-Deferred Accounts of the Participants for the Plan Year, the initial allocation of salary reduction contributions does not satisfy one of the tests set forth under (a) and (b) of the first paragraph of this Section 4.6 for the Plan Year, the salary reduction contributions of the Highly Compensated Participants shall be reduced to the extent required to meet one of such tests and the excess

9

salary reduction contributions (plus gains or losses allocable to such contributions through the end of such Plan Year) shall be distributed to the Highly Compensated Participants by March 15 of the following Plan Year, and if not by such March 15 by the last day of the following Plan Year.  In determining the amount of the excess salary reduction contributions and the Highly Compensated Participants to whom the excess salary reduction contributions are to be distributed, the salary reduction contributions of the Highly Compensated Participants shall be reduced in the order of the amounts of their salary reduction contributions beginning with those having the greatest dollar amounts of such salary reduction contributions.

22.           Effective January 1, 2008, the first sentence of Section 4.7 of the Plan, entitled Limitation on Employer Matching and Employee After-Tax Contributions, is amended to read as follows:

Notwithstanding anything herein to the contrary, in no event may the sum of the Employer matching contributions made on behalf of all Highly Compensated Participants who are eligible to participate in the Plan with respect to any Plan Year and Employee after-tax contributions made by all Highly Compensated Participants who are eligible to participate in the Plan with respect to any Plan Year result in a Contribution Percentage (as defined in the final paragraph of this Section 4.7) for such group of Highly Compensated Participants that exceeds the greater of (a) or (b) where

(a)           is an amount equal to 125 percent of the Contribution Percentage for the Plan Year for all Participants eligible to participate in the Plan other than Highly Compensated Participants; and

(b)           is an amount equal to the sum of (1) two percent and (2) the Contribution Percentage for the Plan Year for all Participants eligible to participate in the Plan other than Highly Compensated Participants, provided that such amount does not exceed 200 percent of such Contribution Percentage.

23.           Effective January 1, 2008, the second paragraph of Section 4.7 of the Plan, entitled Limitation on Employer Matching and Employee After-Tax Contributions, is amended to read as follows:

If, after taking into consideration the Employer matching contributions and the Employee after-tax contributions allocated to the Employer Contributions Accounts and the Deposit Accounts of the Participants for the Plan Year, the initial allocation of the Employer matching contributions and the Employee after-tax contributions does not satisfy one of the tests set forth under (a) and (b) of the first paragraph of this Section 4.7 for the Plan Year, the Employer matching contributions and the Employee after-tax contributions of the Highly Compensated Participants shall be reduced to the extent required to meet one of such tests, and the excess Employer matching contributions (plus gains or losses

10

allocable to such contributions through the end of such Plan Year) shall be forfeited and allocated as Forfeitures hereunder and the excess Employee after-tax contributions (plus gains or losses allocable to such contributions through the end of such Plan Year) shall be distributed to the Highly Compensated Participants by March 15 of the following Plan Year and if not by March 15 by the last day of the following Plan Year.  In determining the amount of the excess Employer matching contributions and the excess Employee after-tax contributions and the Highly Compensated Participants with respect to whom such excess contributions are to be forfeited or distributed, the Employer matching contributions and the Employee after-tax contributions of the Highly Compensated Participants shall be reduced in the order of the amounts of such Employer matching contributions and Employee after-tax contributions beginning with those having the greatest dollar amounts of such Employer matching contributions and Employee after-tax contributions.

24.           Effective January 1, 2009, paragraph (c), entitled Employer Matching Contributions and Forfeitures, of Section 5.2 of the Plan, entitled Account Adjustments, is amended to delete the second sentence of paragraph (c).  Prior to its deletion, the second sentence of paragraph (c) provided for matching contribution true ups.

25.           Effective January 1, 2008, the second paragraph of Section 5.3 of the Plan, entitled Maximum Additions, is amended to read as follows:

If the Annual Additions for a Participant exceed the limitations set forth in the first sentence of this Section 5.3, the Committee shall take the following actions, to the extent necessary to reduce the Annual Additions so as not to exceed such limitations.  First, the Participant’s after-tax contributions, together with gains attributable to such contributions, shall be distributed to the Participant.  Second, Retirement Power Contributions allocated to the Participant’s Retirement Power Account, together with gains attributable to such contributions, shall be transferred to the suspense account described in the following paragraph.  Third, the Participant’s unmatched Roth elective deferral contributions, together with gains attributable to such contributions, shall be distributed to the Participant.  Fourth, the Participant’s unmatched pre-tax salary reduction contributions, together with gains attributable to such contributions, shall be distributed to the Participant.  Fifth, the Participant’s matched Roth elective deferral contributions, together with gains attributable to such contributions, shall be distributed to the Participant, and in this case, Employer matching contributions attributable to such matched Roth elective deferral contributions, together with gains attributable to such contributions, shall be transferred to the suspense account described in the following paragraph.  Sixth, the Participant’s matched pre-tax salary reduction contributions, together with gains attributable to such contributions, shall be distributed to the Participant, and in this case, Employer matching contributions attributable to such matched pre-tax salary reduction contributions, together with gains attributable to such

11

contributions, shall be transferred to the suspense account described in the following paragraph.

26.           Effective January 1, 2008, the third paragraph of Section 5.3 of the Plan, entitled Maximum Additions, is deleted.  Prior to its deletion, the third paragraph of Section 5.3 addressed a circumstance involving non-qualified supplemental retirement plans that off set Retirement Power Contributions made to the Plan, which paragraph is not applicable in the Plan’s operations because the Company does not maintain such a non-qualified supplemental retirement plan.

27.           Effective January 1, 2008, paragraph (l), entitled Events of Default, of Section 6.6 of the Plan, entitled Loans to Participants, is amended to add a second and final sentence, to read as follows:

The preceding sentence notwithstanding, a Participant’s loan shall not be considered to be in default if the Participant’s employment is transferred to the Company’s affiliate, FGT, and, in connection with the transfer and prior to the 90th day on which payment on the loan is delinquent, the Participant makes a direct rollover of 100 percent of his account balance under the Plan, including outstanding loan balances, to the FGT Plan.

28.           Effective January 1, 2008, paragraph (n), entitled Distributions to Participant and Beneficiaries, of Section 6.6 of the Plan, entitled Loans to Participants, is amended to add a third and final sentence, to read as follows:

Notwithstanding the foregoing, if a Participant terminates employment with the Employer in connection with the transfer of his employment to the Company’s affiliate, FGT, and makes a direct rollover of 100 percent of his account balance under the Plan, including outstanding loan balances, to the FGT Plan prior to the 90th day on which payment on the loan is delinquent, the first sentence of this paragraph (n) shall not apply.

29.           Effective January 1, 2009, the Plan is amended to add a new Section 15.3, entitled Transfer from FGT to a Position not Covered by a Defined Benefit Plan, to read as follows:

15.3           Transfer from FGT to a Position not Covered by a Defined Benefit Plan.  The provisions of Article 13 and 14 notwithstanding, if a Participant’s employment is transferred from FGT, where he was eligible to receive an annual non-elective employer contribution equal to five percent of compensation under the FGT Plan, to a division, or classification of employees, of the Company in which new employees are not eligible for current benefit accruals under a defined benefit plan described in Code Section 401(a), and regardless of whether he would be eligible to receive Retirement Power Contributions under this Plan in his new employment, such Participant shall receive Retirement Power Contributions under this Plan that are equal to the greater of (a) the percentage of his “compensation” that he was eligible to receive as a non-elective employer

12

contribution under the FGT Plan immediately prior to his transfer, and (b) the percentage of his “compensation” that he would be eligible to receive, as a new employee of the division or classification to which he transfers (based on the transferring Participant’s age at the time of such transfer but not his service prior to the time of such transfer); provided, however, that the Plan’s definition of “compensation” that is used to determine contributions to the Plan on behalf of the employees of the division or classification to which the Participant transfers shall be applied to such greater percentage in calculating the transferring Participant’s Retirement Power Contributions after his transfer.

EXECUTED this 30th day of December, 2008.

SOUTHERN UNION COMPANY

By: /s/ Gary P. Smith
                Officer

13

SECOND AMENDMENT

TO

SOUTHERN UNION SAVINGS PLAN

WHEREAS, Southern Union Company (the “Company”) maintains the Southern Union Savings Plan (the “Plan”) for the benefit of eligible employees;

WHEREAS, in order to reflect the terms of the collective bargaining agreements ratified January 3, 2009 and covering individuals designated on the Company’s books as employed in the Company’s Missouri Gas Energy Division and subject to a collective bargaining agreement, the Company wishes to amend the Plan, effective May 1, 2009, to provide, generally, for (1) enhanced matching contributions for MGE Union Participants (as defined in the Plan) hired before May 1, 2009, and (2) further enhanced matching contributions for MGE Union Participants hired on or after May 1, 2009; and

WHEREAS, in order to reflect the terms of the above-described collective bargaining agreements, the Company wishes to amend the Plan, effective May 1, 2009, to adjust the level of non-elective employer contributions made to the Plan on behalf of MGE Union Participants who are on workers’ compensation;

NOW, THEREFORE, in accordance with Section 10.1 of the Plan, the Plan is amended as set forth below.

1.           Effective May 1, 2009, paragraph (3), entitled MGE Union Participants, of paragraph (b), entitled Employer Matching Contributions, of Section 4.1 of the Plan, entitled Employer Contributions, is amended to read as follows:

(3)           MGE Union Participants.  For MGE Union Participants hired before May 1, 2009, the Employer matching contributions shall equal (A) 100 percent of the first four percent of each such Participant’s Compensation that he elects to defer as salary reduction contributions under Section 4.1(a), and (B) 50 percent of each such Participant’s Compensation in excess of four percent up to a maximum of five percent that he elects to defer as salary reduction contributions under Section 4.1(a).  For MGE Union Participants hired on or after May 1, 2009, the Employer matching contributions shall equal (A) 100 percent of the first four percent of each such Participant’s Compensation that he elects to defer as salary reduction contributions under Section 4.1(a), and (B) 50 percent of each such Participant’s Compensation in excess of four percent up to a maximum of seven percent that he elects to defer as salary reduction contributions under Section 4.1(a).  For purposes of this paragraph (3), an MGE Union Participant who is rehired on or after May 1, 2009 shall be treated as an MGE Union Participant hired on or after May 1, 2009 for purposes of determining such individual’s Employer matching contributions under the Plan with respect to his post-rehire service, except as provided in the following sentence.  An MGE Union

Participant who is eligible for benefit accruals under Plan B with respect to his period of service commencing after his post-April 30, 2009 rehire date under one of the three final sentences of Section 3.2(a) of Plan B, as amended effective May 1, 2009, shall be treated as an MGE Union Participant hired before May 1, 2009 for purposes of determining such individual’s Employer matching contributions under the Plan with respect to his post-rehire service.

2.           Effective May 1, 2009, paragraph (2), entitled Non-Elective Employer Contributions for Certain MGE Participants, of paragraph (e), entitled Non-Elective Employer Contributions, of Section 4.1 of the Plan, entitled Employer Contributions, is amended to read as follows:

(2)           Non-Elective Employer Contributions for Certain MGE Participants.  In accordance with the terms of collective bargaining agreements covering MGE Union Participants, for an MGE Union Participant who is on workers’ compensation, and who does not rescind his deferral election during his period of workers’ compensation, the Company shall contribute to the Plan a dollar amount equal to his per payroll period salary reduction contributions immediately prior to his period of workers’ compensation.  The preceding sentence notwithstanding, contributions under this paragraph (2) shall not be made to MGE Union Participants who were highly compensated employees (as defined in Code Section 414(q)) immediately before their periods of workers’ compensation.  Contributions under this paragraph (2) shall be fully vested when made.

EXECUTED this 30th day of April, 2009.

SOUTHERN UNION COMPANY

By:  /s/ Richard N. Marshall
                        Officer

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